As filed with the Securities and Exchange Commission on January 8, 2008

Securities Act File No. 333-

Investment Company Act File No. 811-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Alternative Strategies Fund

(Exact name of Registrant as specified in Charter)

4 World Financial Center, 6th Floor, New York, NY 10080

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (212) 449-4742

Mitchell M. Cox

IQ Investment Advisors LLC

4 World Financial Center, 6th Floor, New York, NY 10080

(Name and address of agent for service)

COPIES TO:

Margery K. Neale, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box    ☒

It is proposed that this filing will become effective:

☐    when declared effective pursuant to Section 8(c)

If appropriate, check the following box:

☐    This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐    This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is             .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Amount(1)	Amount of Registration Fee
Shares of Beneficial Interest	100,000	$10.00	$1,000,000	$39.30

(1)	Estimated solely for the purpose of calculating the registration fee.

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the prospectus that follows. The information required to be in this Registration Statement by Part C of Form N-2 follows the prospectus.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information contained in this prospectus is not complete and may be changed. The fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated                     , 2008

PROSPECTUS	Shares Alternative Strategies Fund Shares of Beneficial Interest $10.00 per Share

Alternative Strategies Fund (the “Fund”) is a statutory trust formed under the laws of the State of Delaware and registered with the U.S. Securities and Exchange Commission (“SEC”), under the Investment Company Act of 1940, as a closed-end, non-diversified management investment company. The Fund is operated as a fund-of-funds. The Fund’s investment objective is to seek consistent long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program.

The Fund seeks to achieve its investment objective primarily by allocating substantially all of its assets among investments in private investment funds (“Portfolio Funds”), often referred to as hedge funds, that are managed by a select group of asset managers (“Portfolio Fund Managers”). The Portfolio Fund Managers often focus on specific styles of investing, which may include, but are not limited to: global event driven, arbitrage, credit opportunities, multi-strategy, activist, long/short U.S., long/short Asia, long/short Europe, private equity, and real assets (each an “Investment Style”). Furthermore, Portfolio Fund Managers often employ specialized alternative investment strategies within each Investment Style. In addition, the Fund also has the ability to invest in publicly offered investment vehicles, and may make direct investments in securities, enter into certain hedging transactions, and may use options, futures, options on futures, swap contracts, or other financial instruments. The amount of such transactions, if any, will be determined by the Fund’s subadviser from time to time.

Investing in the Fund’s shares involves significant risks, including the possible loss of the principal amount invested. See “ Risk Factors and Special Considerations” beginning on page [44] of this prospectus.

	Per Share	Total
Public offering price(1)	$10.00	$
Maximum Distribution Fees(2)	$0.25	$
Proceeds, before expenses, to the Fund(3)	$9.75	$
(1)	The minimum initial investment in the shares by an investor is $50,000, which includes the payment of any applicable distribution fees (see below). Subsequent investments must be at least $1,000.
(2)	The Fund may engage one or more distributors (each a “Distributor”) to solicit investments in the Fund, or who may engage one or more sub-distributors (each a “Sub-Distributor”) to assist in the distribution of shares of the Fund. Certain Distributors or Sub-Distributors may charge shareholders a fee for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts. This fee will not exceed 2.50% of an investor’s subscription amount and will be dependent on the investor’s Distributor or Sub-Distributor. Distribution fees are in addition to any fees charged or paid by the Fund and is not a Fund expense. Any distribution fee will be charged as a percentage of a prospective investor’s subscription amount. This distribution fee represents a payment in addition to the subscription, and it will not constitute an investment in the Fund. The Fund’s investment adviser or its affiliates may make additional payments out of their own resources to Distributors or Sub-Distributors. Investors should direct any questions regarding such fees or payments to the relevant Distributors or Sub-Distributors. See “Subscriptions for Shares—Distributor Arrangements.”
(3)	These estimated proceeds assume the sale of all of the shares registered under the offering.

Neither the SEC nor any state securities commission has determined whether this prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should purchase these securities. Neither the SEC nor any state securities commission has approved or disapproved these securities. Any representation to the contrary is a criminal offense. This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this prospectus.

The SEC maintains a website (http://www.sec.gov) that contains the annual and semi-annual reports and other information regarding registrants that file electronically with the SEC. Additional information about the Fund has been filed with the SEC and is available upon written or oral request and without charge. For a free copy of the Fund’s annual or semi-annual report (following the Fund’s completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund, call IQ Investment Advisors LLC at 877-449-4742. Following the Fund’s initial public offering, shareholders will be able to obtain information about the Fund, including the Fund’s semi-annual and annual reports, without charge, on the IQ Investment Advisors LLC’s website (www.IQIAFunds.com). This reference to the website does not incorporate the contents of the website into this prospectus.

The initial offering period will run through                      2008, unless extended.

The date of this prospectus is                     , 2008.

TO ALL INVESTORS

This prospectus will not constitute an offer to sell or the solicitation of an offer to buy, and no sale of shares will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this prospectus. Prospective investors should not rely on any information not contained in this prospectus. Prospective investors should not construe the contents of this prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. The shares are subject to substantial restrictions on transferability and resale. This prospectus is qualified in its entirety by reference to the Fund’s declaration of trust (the “Declaration of Trust”) dated December 10, 2007, as it may be amended from time to time.

i

ii

SUMMARY OF TERMS

The following summary provides certain information contained in this prospectus relating to the Alternative Strategies Fund and the terms of the offering, including the merits and risks involved in acquiring the shares. This is only a summary and does not contain all of the information that you should consider before making an investment in the Fund or purchasing the shares. The information is qualified in all respects by the more detailed information included elsewhere in this prospectus and in the appropriate Registration Statements filed with the U.S. Securities and Exchange Commission.

The Fund

Alternative Strategies Fund (the “Fund”) is a statutory trust formed under the laws of the State of Delaware and is registered with the U.S. Securities and Exchange Commission (“SEC”), under the Investment Company Act of 1940 (the “Investment Company Act”), as a closed-end, non-diversified management investment company. The Fund is operated as a fund-of-funds. The Fund sells shares of beneficial interest (the “shares”) to certain eligible individual and institutional investors.

The Offering

The Fund is offering              shares at an initial offering price of $10.00 per share. Shares are intended for sale only to prospective investors who meet the criteria set out in Appendix A. See “Eligible Investors.” The shares are registered under the Securities Act of 1933 (the “Securities Act”). An investor must invest at least $50,000, which includes the payment of any applicable distribution fees, when making an initial investment. Only an investor whose subscription for shares is accepted by the Fund will become shareholders of the Fund. The shares have substantial restrictions on transfers.

Investment Objective

The Fund’s investment objective is to seek consistent long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program.

Investment Strategy

The Fund seeks to achieve its investment objective primarily by allocating substantially all of its assets among investments in private investment funds (“Portfolio Funds”), often referred to as hedge funds, that are managed by a select group of asset managers (“Portfolio Fund Managers”). The Portfolio Fund Managers often focus on specific styles of investing, which may include, but are not limited to: global event driven, arbitrage, credit opportunities, multi-strategy, activist, long/short U.S., long/short Asia, long/short Europe, private equity, and real assets (each an “Investment Style”). Furthermore, Portfolio Fund Managers often employ specialized alternative investment strategies (each an “Alternative Strategy” and collectively the “Alternative Strategies”) within each Investment Style. The Fund also has the ability to invest in publicly offered investment vehicles.

Sterling Stamos Capital Management, L.P. (the “Subadviser” or “Sterling Stamos”) serves as the Fund’s subadviser and is primarily responsible for the implementation of the Fund’s investment strategy. The Subadviser currently anticipates that the Fund generally will invest in Portfolio Funds directly. The Subadviser may, however, determine to structure investments in Portfolio Funds indirectly, through derivative instruments or other structured transactions. If the Fund seeks indirect exposure to Portfolio Funds, the Fund generally will enter into a contract with a counterparty, where the counterparty agrees to provide the Fund with a payment based on the return of a Portfolio Fund in exchange for a fee or other payment by the Fund (such as a payment based on a particular interest rate benchmark). In addition, in the discretion of the Subadviser, the Fund may make direct investments in securities, enter into certain hedging transactions and may use options, futures, options on futures, swap contracts, or other financial instruments. The amount of such transactions will be determined by the Subadviser from time to time.

The investment strategies utilized by the Fund are subject to certain limitations as a result of its registration under the Investment Company Act and its intention to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). See “Investment Restrictions”, “Investment Strategy—Segregation of Assets” and “U.S. Federal Income Tax Considerations.”

The Portfolio Funds and Portfolio Fund Managers

The Portfolio Funds, many of which are not registered with the SEC or any other regulatory agency, are typically structured as either domestic or international limited partnerships or limited liability companies. In addition, certain international companies in which the Fund invests may be classified as passive foreign investment companies (“PFICs”). As a result of its investment in a Portfolio Fund, the Fund generally will become a limited partner or member of such Portfolio Fund. Portfolio Funds often limit the amount of shares they offer and normally restrict the types of investors that may invest. Many Portfolio Funds use a significant amount of leverage and may use short-sales or derivative positions in executing their investment programs.

The Subadviser is responsible for the ongoing evaluation, selection, and reallocation of Fund assets among Portfolio Funds. In making the initial determination of which Portfolio Fund Managers and Portfolio Funds to consider for potential investments, the Subadviser may utilize industry contacts, referrals from existing Portfolio Fund Managers, third-party databases, direct solicitation by Portfolio Fund Managers and third-party marketing firms, introductions from prime brokers, and industry conferences and events. In evaluating Portfolio Funds and Portfolio Fund Managers, the Subadviser employs an active research program with internal analysts who specialize in various Alternative Strategies. Portfolio Fund Managers and Portfolio Funds that are being reviewed for potential inclusion in the Fund’s portfolio are subject to a rigorous due diligence process that assesses specific investment, operational, financial, and legal criteria as determined by the Subadviser. This process typically includes a top down macroeconomic analysis, strategy and sector analysis, researching and sourcing of managers, initial and ongoing manager analysis, due diligence meetings focusing on operational, financial and compliance infrastructure, and a review and background check of the key personnel associated with the Portfolio Fund Manager.

The Subadviser selects Portfolio Fund Managers on the basis of various quantitative and qualitative criteria. Generally, these criteria may include, but are not limited to, reviewing a Portfolio Fund Manager’s portfolio compositions and performance during various time periods, including market cycles and significant historical events. Examples of quantitative criteria include reviewing various volatility metrics, use and degree of leverage, levels of diversification, correlation with various market and portfolio factors, and assets under management. Examples of qualitative criteria include the Portfolio Fund Manager’s reputation, experience and training, the Portfolio Fund Manager’s articulation of, and adherence to, its investment philosophy, the presence and deemed effectiveness of a Portfolio Fund Manager’s risk management discipline, results of on-site due diligence and monitoring of the management, investment, and operations teams of a Portfolio Fund Manager, the quality and stability of the Portfolio Fund Manager’s organization, including internal and external professional service providers (including but not limited to auditors, custodians, administrators, and accountants) and the existence of substantial investments in the Portfolio Fund Manager’s investment program by key personnel of the Portfolio Fund Manager. The Subadviser regularly evaluates each Portfolio Fund Manager to determine whether such Portfolio Fund Manager’s investment programs are consistent with the Fund’s investment objective, current investment strategies, and regulatory concerns.

The Subadviser seeks to allocate Fund assets among Portfolio Funds that, in its view, represent the best available investment opportunities in relation to the Fund’s investment objective. The Subadviser, however, will consider periodically rebalancing the Fund’s portfolio to maintain what it considers to be an appropriate mix of Investment Styles and Alternative Strategies given its prevailing market views. There is no guarantee that any given Portfolio Fund will accept additional allocations of capital at the time the Fund wishes to make an additional allocation or at any time thereafter. Furthermore, any Portfolio Fund may return capital in whole or in part without the Fund’s consent (as a result of the Portfolio Fund’s liquidation or other compulsory redemption).

The Subadviser anticipates that the number and identity of Portfolio Funds will vary over time, at the Subadviser’s discretion, as a result of allocations and reallocations among new and existing Portfolio Funds and the performance of each Portfolio Fund as compared to the performance of other Portfolio Funds. Through the selection and monitoring of Portfolio Fund Managers and Portfolio Funds, the Fund

seeks to achieve total returns that are not disproportionately influenced by the performance of any single Portfolio Fund. In addition, by constructing a portfolio that is comprised of a number of Portfolio Funds, the Fund seeks to achieve its investment objective with lower volatility than likely would be achieved by investing in a single Portfolio Fund. In this regard, although the Fund is classified as a “non-diversified” investment company within the meaning of the Investment Company Act, the Fund will seek to provide a level of diversification by allocating its assets among a variety of Investment Styles and Alternative Strategies. Under normal market conditions, the Fund generally will limit its exposure to any one Portfolio Fund to less than 20% of the Fund’s net assets (measured at the time of purchase). Upon commencement of operations, the Fund expects that it will be invested in about 40 to 60 Portfolio Funds.

Primary Investment Styles and Alternative Strategies

In allocating the Fund’s assets among Portfolio Funds or other investments, the Subadviser will employ an asset allocation process designed to maintain a balanced approach to investing among, and within, each Investment Style. The Subadviser will also allocate the Fund’s assets among various Alternative Strategies within each Investment Style. The Investment Styles and the underlying Alternative Strategies the Fund expects to gain exposure to from time to time are listed in the table below. For a more detailed description each Investment Style and its underlying Alternative Strategies, please see “Investment Strategy—Primary Investment Styles and Alternative Strategies.”

Investment Style	Alternative Strategy
Global Event Driven	Merger/Risk Arbitrage Distressed/Stressed Debt & Equity Private Placements Special Situations

Arbitrage	Convertible Arbitrage Fixed Income Arbitrage Credit Arbitrage Government Bond Arbitrage Capital Structure Arbitrage Equity Arbitrage Statistical Arbitrage Volatility & Options Arbitrage

Credit Opportunities	Primary & Secondary Corporate Debt Asset-Backed Lending & Securities Long/Short Credit Specialty Finance Structured Credit

Activist	Activist

Investment Style	Alternative Strategy

Long/Short U.S.	Equity Hedged Event-Driven/Special Situations Market Neutral/Relative Value Opportunistic

Long/Short Asia	Equity Hedged Event-Driven/Special Situations Market Neutral/Relative Value Global Opportunistic

Long/Short Europe	Equity Hedged Event-Driven/Special Situations Market Neutral/Relative Value Global Opportunistic

Private Equity	Debt Funds Control Buyout Distressed Buyout Growth

Real Assets	Domestic Real Estate International Real Estate Natural Resources Operating Infrastructure Assets

Multi-Strategy	Combination of Various Alternative Strategies

While the Subadviser generally expects to allocate the Fund’s assets broadly among the Investment Styles and various Alternative Strategies, the Subadviser may, at certain times given market conditions and investment views, concentrate the assets of the Fund in Portfolio Funds that pursue the same (or similar) Investment Styles or Alternative Strategies. In such a situation, a substantial portion of the Fund’s assets will be exposed to the risks associated with a single Investment Style or Alternative Strategy. The Subadviser generally seeks to invest in Portfolio Funds that predominantly implement discrete strategies, so that the Subadviser can better monitor the Fund’s exposure to various Investment Styles and Alternative Strategies. Most Portfolio Funds, however, have the flexibility to pursue different strategies without prior notice.

Risk Management

On an ongoing basis, the Fund’s Subadviser will employ a risk management process in managing the Fund’s assets. The risk management process will measure risk at the individual Portfolio Fund level, as well as at the Fund level. In addition, the Subadviser, from time to time, may engage in various hedging transactions when it believes it is in the Fund’s best interest to do so.

In reviewing individual Portfolio Funds, the Subadviser evaluates a series of primary risk factors, including, but not limited to, individual

Portfolio Fund risk, liquidity risk, concentration risk, leverage risk, operational risk, market risk, stress period risk, and contribution to portfolio risk. In evaluating these primary risk factors, the Subadviser will utilize certain statistical measures and quantitative analyses, including, but not limited to, historical performance, standard deviation, value-at-risk, correlation matrixes, stress/event scenario analysis, factor models, time series analysis, and historical simulation.

In reviewing the aggregate portfolio, the Subadviser will analyze the Fund’s overall risk and return characteristics to ensure that they are inline with the Subadviser’s expectations and risk parameters, and consistent with the Fund’s investment objective. The Fund’s risk management program allows the Subadviser to closely monitor multiple dimensions of risk in the Fund’s investment portfolio, and signals the Subadviser to make any necessary modifications to the Fund’s holdings, including portfolio rebalancing, asset allocation adjustments, and the decision to employ new, or modify existing, hedging transactions.

The management of the Fund’s assets is subject to the Fund’s investment restrictions. See “Investment Restrictions.”

Who Should Invest

The Fund is designed for investors who meet the criteria for eligibility, are seeking consistent long-term capital appreciation, and are able to accept a high level of risk. There can be no assurance that the Fund will achieve its investment objective. Shareholders in the Fund may incur substantial, or even total, losses on an investment in the Fund. See “Risk Factors and Special Considerations.”

Summary of Risks

General.    Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Subadviser may not be able to structure the Fund’s investment program as anticipated.

Investor Suitability Risk.    Investment in the Fund is not suitable for all investors. Prospective investors in the Fund should review carefully the discussion of risks below for specific risks associated with the Fund and the Portfolio Fund Managers’ styles of investing. The Fund is not intended to be a complete investment program. An investment in the Fund should be made only by investors who understand the nature of the investment and do not require more than limited liquidity in this investment. An investor could sustain a loss of a portion or all of their investment in the Fund.

Allocation Risk.    The Subadviser will have the discretion to allocate Fund assets among various Investment Styles, Alternative Strategies, and other financial instruments used by Portfolio Funds and to use other investment strategies. There is no assurance that the Subadviser’s decisions in this regard will result in the desired effects. In addition, the Fund may be limited in its ability to make changes to its investment allocations due to the subscription and redemption provisions of the Portfolio Funds, including notice periods, limited subscription and redemption dates, the ability of the Portfolio Funds to suspend and postpone redemptions, and lockups on redemptions imposed by certain Portfolio Funds. In addition, investment allocations among the Portfolio Funds will be made by the Subadviser based on information previously provided by the Portfolio Funds. If such information is inaccurate or incomplete, it is possible that the allocation of Fund assets to the Portfolio Funds may not reflect the Subadviser’s investment intentions. This could have a material adverse effect on the ability of the Subadviser to implement the investment strategies of the Fund.

Risk of Dependence on Subadviser and Portfolio Fund Managers.    The success of the Fund depends upon the ability of the Subadviser to select successful Portfolio Fund Managers and Portfolio Funds and, to a lesser extent, to make direct investments in securities and other financial instruments. The Fund will invest the assets of the Fund primarily through the Portfolio Fund Managers and their management of the Portfolio Funds. The Subadviser is responsible for the selection of the Portfolio Fund Managers to which the Fund allocates its assets. In addition, the Subadviser may be dependent on key personnel. To the extent that any such key personnel were to depart, the Subadviser’s ability to develop and implement the Fund’s investment program successfully may be impacted adversely.

The Subadviser may have limited or no means of independently verifying information provided by Portfolio Fund Managers and, thus, may not be able to ascertain whether Portfolio Fund Managers are adhering to their disclosed investment strategies and their investment and risk management policies. A Portfolio Fund Manager may use proprietary investment strategies that are not fully disclosed to the Subadviser, which may involve risks under some market conditions that are not anticipated by the Subadviser.

The Fund also is dependent upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Investors in the Portfolio Funds, including the Fund, will have no right or power to participate in the management or control of the Portfolio Funds, and will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Funds may be dependent on certain key personnel.

General Risks of Investments in Portfolio Funds.    Due to the Fund’s investments in other Portfolio Funds, the value of an investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Managers of each Portfolio Fund in direct proportion to the amount of Fund assets that is invested in each

Portfolio Fund. The net asset value (“NAV”) of the interests of the Portfolio Funds, and as a result, the NAV of the Fund, will fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest.

The securities of the Portfolio Funds are likely to be illiquid. Subscriptions to purchase the securities of Portfolio Funds are generally subject to restrictions or delays. Many Portfolio Funds have “lock-up” periods where investors must hold an investment in a Portfolio Fund over a prolonged period of time. Therefore, the Fund may not be able to dispose of Portfolio Fund securities that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell or redeem Portfolio Fund securities, the Fund might receive a less favorable price than that which prevailed when it decided to buy or sell such securities. To the extent the Fund holds non-voting securities, or contractually forgoes the right to vote in respect of the voting securities of a Portfolio Fund, the Fund will not be able to vote on matters that require the approval of the interest holders of the Portfolio Fund, including matters adverse to the Fund’s interests.

The Fund may determine to purchase non-voting securities in or contractually waive or limit its voting interest in some or all of the Portfolio Funds in order to avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions. Although the Fund may hold non-voting interests, the Investment Company Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Portfolio Fund in accordance with applicable regulatory requirements. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified. To the extent the Fund’s holdings in a Portfolio Fund afford it no ability to vote on matters relating to the Portfolio Fund, the Fund will have no say in matters that could adversely affect the Fund’s investment in the Portfolio Fund.

Investment decisions for the Portfolio Funds are made by the Portfolio Fund Managers independently of each other. Consequently, at any particular time, one Portfolio Fund may be purchasing interests in an issuer that at the same time are being sold by another Portfolio Fund. Investing in Portfolio Funds could cause the Fund to incur certain transaction costs without accomplishing any net investment result.

Leverage Risk.    Some or all of the Portfolio Fund Managers may make margin purchases of securities and, in that regard, can borrow money from brokers and banks for investment purposes. This practice, which is known as “leverage,” is speculative and involves certain risks. The Fund also may borrow money. If the Fund borrows money, including through the use of a credit facility to fund repurchase offers, the Fund’s portfolio will be exposed to the risks of leverage. See “Investment Strategy—Additional Fund Policies—Borrowing.”

Although leverage can increase investment returns if a Portfolio Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of investments held by Portfolio Funds that engage in this practice. In the event that a Portfolio Fund’s equity or debt instruments decline in value, the Portfolio Fund could be subject to a “margin call” or “collateral call,” pursuant to which the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of a Portfolio Fund’s assets, the Portfolio Fund Manager might not be able to liquidate assets quickly enough to pay off the Portfolio Fund’s borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. Portfolio Funds also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Derivatives.    The Portfolio Fund Managers may make extensive use of derivatives in their trading. The Fund also may engage in derivative transactions. Derivatives often carry a high degree of embedded leverage and, consequently, are highly price sensitive to changes in the reference asset underlying the derivative and in interest rates, government policies, economic forecasts and other factors which generally have a much less direct impact on the price levels of the underlying instruments.

The Portfolio Funds and the Fund may in the future trade in derivative instruments not presently contemplated or even available. Special risks may apply to such instruments that cannot be determined at this time or until such instruments are developed or invested in by the Portfolio Funds and the Fund. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty (including risks relating to the financial soundness and creditworthiness of the counterparty), legal risk and operations risk.

The derivatives market is largely unregulated. It is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s or Portfolio Fund’s ability to terminate existing derivatives or to realize amounts to be received under such contracts.

Options.    Certain of the Portfolio Fund Managers engage in a substantial amount of options trading, both for speculative and for hedging purposes. The Fund also may engage in options trading. Options trading involves certain risks which trading in the underlying securities alone does not. For example, interest rates and market volatility may affect option values. In addition, options have limited life spans and an option may expire worthless despite the underlying position becoming profitable soon thereafter. If the Fund or a Portfolio Fund writes (sells) options, the Fund or Portfolio Fund may sustain major marked-to-market losses—even if the options sold are never “in-the-money”—as a result of increases in market volatility and/or market movements towards the strike prices of such options.

Swap Contract Risk.    The Fund and the Portfolio Funds have the ability to enter into swap contracts. In addition to the risk of leverage, swap contracts are subject to risk related to the creditworthiness of the counterparty to the swap contract. There can be no assurance that a counterparty will not default on its obligations, if any, to a Portfolio Fund. If there is a default by a counterparty to the swap contract, the Portfolio Fund’s potential loss generally is the net amount of payments the Portfolio Fund is contractually entitled to receive for one payment period, if any. A Portfolio Fund may have contractual remedies pursuant to the swap contract, but there is no guarantee that the Portfolio Fund would be successful in pursuing them. A Portfolio Fund thus assumes the risk that it will be delayed or prevented from obtaining payments that it is owed by a defaulting counterparty.

The swaps market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Portfolio Fund’s ability to terminate existing swap contracts or to realize amounts to be received under such contracts.

Single Stock Futures.    Trading futures on individual stocks involves contracts that are priced, valued and margined much like a stock index futures contract. However, the market for single stock futures is relatively new and not available in all countries. The limited market for single stock futures may affect the liquidity of such instruments. Furthermore, trading in single stock futures typically involves a high degree of leverage that carries inherent risks, as discussed below.

In general, futures markets are highly volatile and are influenced by factors such as changing supply and demand relationships, governmental programs and policies, national and international political and economic events and changes in interest rates. The low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures or options thereon, and the Portfolio Funds or the Fund, as applicable, may be required to maintain a position until exercise or expiration, which could result in losses. Trading in futures and options thereon are highly specialized activities that may entail greater than ordinary investment or trading risks.

Smaller and Medium Capitalization Companies.    The Portfolio Fund Managers may invest a substantial amount of the Portfolio Funds’ capital in small to medium capitalization companies. The Fund also may make direct investments in small and medium capitalization companies. These companies have less ability to withstand adverse market conditions than larger issuers, and their securities are often thinly traded and highly volatile in price. While small companies often have good growth potential, they typically involve higher risks because they may lack the management experience, financial resources, product diversification and personnel available to their larger competitors.

Fixed-Income Securities.    The value of fixed-income securities in which Portfolio Funds or the Fund may invest will change in response to fluctuations in interest rates. Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities generally can be expected to decline.

The Portfolio Funds and the Fund may invest in zero coupon bonds and deferred interest bonds, which are debt obligations issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations of the same maturity that provide for regular payments of interest.

High-Yield Securities.    Portfolio Funds and the Fund may invest in high-yield securities. Such securities are generally not exchange traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds. In addition, Portfolio Funds and the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. (Neither the Portfolio Funds nor the Fund are required to hedge, and may choose not to do so.) High-yield securities that are below investment grade or unrated face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

Risks of Distressed Securities.    The fact that companies are in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation, means that their securities are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Such securities are speculative and involve substantial risks, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to a Portfolio Fund’s or the Fund’s investment in any instrument, and a significant portion of the obligations and preferred stock in which a Portfolio Fund or the Fund invests may be less than investment grade.

Recent Developments with Sub-prime Mortgage Market.     Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market.

Risks of Investments in Real Assets.    The Fund may make investments in Portfolio Funds, normally in the form of PFICs, that directly and indirectly invest in real assets. Investments in real assets involve a high degree of risk, including significant financial, operating, and competitive risks. Frequently, real estate and other real asset investments involve the use of substantial leverage (or borrowed money), which will increase the exposure of such assets to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located, enhancing the risk of loss. Also, real asset investments involve exposure to business cycles, local economic conditions and other factors that may not be present with other types of investments.

These risks may be increased for investments in real assets located outside of the United States. Foreign markets can be more volatile than the U.S. markets due to increased risk of adverse issuer, political, regulatory, market, or economic developments and can perform differently than the U.S. market.

Risks Inherent in Natural Resource and Energy Investments.    The Fund may make investments in Portfolio Funds, normally in the form of PFICs, that concentrate investments in natural resources, such as timber, energy and mineral resources. The costs associated with the development, production, transportation, and marketing of natural resources are subject to many risks and an investment that depends upon the continued and long-term success of these activities is inherently uncertain. Investments in such sectors may be affected by a number of factors not present with other investments, including, without limitation, local and global commodity price fluctuations, government regulation, environmental issues, shifts in supply and demand for such resources, land use and title issues, import and export duties and other trade issues, changing macroeconomic conditions, changes in fuel and other input prices, and labor issues.

The operations and financial performance of energy and natural resources companies, especially those which own underlying commodities, may be directly affected by energy commodity prices. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather and natural disasters on demand and supply, levels of domestic production and imported commodities, energy conservation policies, trends and practices, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy and natural resources companies which are involved in the transportation, processing, storing, distribution, or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy and natural resources companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Risks of Private Equity Investments. Private equity investments are subject to the risks associated with the business underlying the investment, including market conditions, changes in regulatory requirements, reliance on management at the Portfolio Fund and underlying company levels, interest rate and currency fluctuations, general economic conditions, domestic or foreign political developments, capital market conditions, and other factors. There can be no assurance that the future performance of a Portfolio Fund or the companies in which it invests will be positive or that investments will result in rates of return that are consistent with prior performance.

Private equity investments involve risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. These companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and stronger management teams. Leveraged buyout (“LBO”) investments involve risks associated with the substantial indebtedness incurred in connection with LBO transactions. Accordingly, the profitability of LBO companies, as well as appreciation of the investments in such companies, whether held directly or indirectly by the Fund, will depend in part upon prevailing interest rates and the ability of businesses to meet interest payments arising under their debt obligations.

Risk of Valuation of Portfolio Funds.    The Fund relies primarily on information provided by Portfolio Fund Managers (or service providers for the Portfolio Funds) in valuing its investments in Portfolio Funds. Inaccurate valuations provided by Portfolio Fund Managers may adversely affect the value of shares of the Portfolio Fund and, consequently, the Fund.

Risk of Inadequate Return.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of an investment in the Fund. There can also be no assurance that the future returns of Portfolio Funds will be similar to their historic returns. This may be due in part to changes in market conditions affecting Portfolio Funds’ investments and strategies, as well as the proliferation of Portfolio Funds pursuing similar strategies (thereby making it difficult for one Portfolio Fund to outperform others).

Investment by Affiliates; Minimum Asset Threshold.    The Subadviser has determined that the Fund will require at least [$            ] in assets to effectively implement the Fund’s investment strategies in accordance with its investment program. [            ], an affiliate of the Fund, the Adviser and the Subadviser, has agreed to make an initial purchase of shares in the amount of at least [$            ]. Although [            ] intends to maintain an investment in the Fund until the Fund has at least [$            ] assets, it is not required to do so. Moreover,

[            ] intends to reduce its position in the Fund over time to the extent that the Fund has more than [$            ] assets. [            ] is not required to make any additional investment in the Fund regardless of whether the Fund’s asset level falls below [$            ]. If the Fund has less than [$            ] assets, the Subadviser may not be able to invest in the types of Investment Styles and Alternative Strategies it believes are in the best interests of the Fund, or may not be able to make such investments at the times or in the amounts desired. Additionally, the failure of the Fund to maintain at least [$            ] assets may cause the Fund to become more concentrated in particular Investment Styles or Alternative Strategies.

The Fund intends to make periodic repurchase offers for Fund shares on a quarterly basis. These repurchase offers may be for up to 20% of the Fund’s assets. If repurchase offers are consistently fully subscribed, the Fund may lose a substantial portion of its assets. Under such circumstances, the Subadviser’s ability to implement the Fund’s investment strategies or achieve the Fund’s investment objective may be significantly impaired.

Limitations on Investments Due to Regulation of Fund.    The Fund is registered as an investment company under the Investment Company Act and intends to be treated as a regulated investment company under Subchapter M of the Code. As a result, the Fund is subject to certain limitations on making investments that do not apply to unregulated pools of assets such as certain hedge funds and private equity funds. Due to its status as a registered investment company, the Fund may be limited in its ability to, among other things, transact with affiliates, use leverage in its investments, make investments in other investment companies, concentrate its investments in a single industry, and purchase securities of underwriters or other securities related issuers. Additionally, the Fund’s intention to be taxed as a RIC will, among other things, limit the Fund’s ability to purchase real estate and make certain other non-traditional investments, will require the Fund to maintain a minimum level of diversification and will require the Fund to make certain distributions to avoid excise tax payments. Moreover, in seeking to comply with Subchapter M and accounting requirements, the Fund will obtain information regarding portfolio holdings of the Portfolio Funds in which it invests. The refusal of a Portfolio Fund Manager to supply such information may cause the Fund to reduce or forego investments with that Portfolio Fund Manager and thus may limit the universe of Portfolio Funds available for investment by the Fund.

Limited Liquidity of Fund Shares.    It is anticipated that the Fund’s shares will not be listed on any securities exchange or traded in other markets, and shares will be subject to substantial restrictions on transfer. Although the Fund expects to offer to repurchase shares from time to time, no assurance can be given that these repurchases will occur as scheduled or at all or that all of your shares will be purchased in any offer to repurchase. The interests in Portfolio Funds held by the Fund may be subject to legal or other restrictions on transfer or sale and there likely may be no liquid market for their sale. These investments may make it difficult for the Fund to liquidate positions in the Portfolio Funds in order to satisfy permitted investor redemptions. In addition, a redemption by the Fund from a Portfolio Fund could involve expenses to the Fund under the terms of the Fund’s investment with that Portfolio Fund.

Special Risks of Portfolio Fund Fee Arrangements.    As noted above, each Portfolio Fund to which the Fund allocates assets generally will charge an asset-based fee, and some or all of the Portfolio Fund Managers will receive performance-based compensation from their Portfolio Funds (either through fees or in the form of profit “allocations”). The asset-based fees of the Portfolio Fund Managers are generally expected to range from 1% to 3% annually of the assets under their management and the performance compensation to the Portfolio Fund Managers is generally expected to range from 15% to 25% of a Portfolio Fund net profits annually. The Fund, however, reserves the right to invest in Portfolio Funds that charge higher or lower fees, including if such fees are substantially higher or lower than the expected ranges described above. By investing in Portfolio Funds indirectly through the Fund, an investor bears both a pro rata portion of the asset-based fees and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne by the Fund as an investor in Portfolio Funds.

The receipt of performance compensation by a Portfolio Fund Manager may create an incentive for a Portfolio Fund Manager to take positions that involve more risk than the Portfolio Fund Manager might otherwise have accepted. The Portfolio Fund Managers receive incentive compensation based on each such Portfolio Fund’s individual performance. Consequently, the Fund may pay incentive compensation to certain Portfolio Fund Managers even while incurring overall losses.

Risk of High Turnover in Portfolio Funds.    The Portfolio Funds may invest on the basis of short-term market considerations. The turnover rate within the Portfolio Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund will have no control over Portfolio Fund turnover rates. As a result, a significant portion of the Fund’s income and gains, if any, may be derived from ordinary income and short-term capital gains.

Custody Risks of Investments in Portfolio Funds.    The Portfolio Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange or segregate these assets, as generally required of registered investment companies under

SEC rules. It is anticipated that the Portfolio Funds in which the Fund invests generally will maintain custody of their assets with brokerage firms that do not separately segregate such customer assets as would be required for registered investment companies. It is possible that the bankruptcy of any such brokerage firm could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use. There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that the Portfolio Funds will be protected.

Limited Operating History.     The Fund is a newly formed entity and has no previous operating history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions. In addition, certain Portfolio Funds may be recently formed with limited operating histories upon which prospective investors can evaluate their potential performance. The past investment performance of Portfolio Fund Managers and Portfolio Funds in which the Fund invests, or expects to invest its assets, should not be construed as an indication of the future results of an investment in the Fund.

Tax Risks.    Satisfaction of the various tests that must be met to elect and maintain the Fund’s tax status as a regulated investment company (“RIC”) under Subchapter M of the Code, including the qualifying income test, the asset diversification test and the minimum distribution requirements, requires significant support and information from the underlying Portfolio Funds. In addition, as a related matter, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the Portfolio Funds. The Fund will attempt to pay such dividends and will make such distributions as are necessary in order to avoid the application of this nondeductible federal excise tax although there is no guarantee that it will in fact avoid the application of such tax. The risks of not receiving accurate or timely information from the Portfolio Funds include failing to satisfy the tests to qualify as a RIC under Subchapter M of the Code and incurring the excise tax on undistributed income. If the Fund fails to qualify as a RIC, the Fund will be subject to nondeductible federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a RIC and were to become subject to federal income tax or were to become subject to the excise tax on undistributed income, shareholders of the Fund would be subject to the risk of diminished returns.

In addition, certain Fund and Portfolio Fund investments, including investments in PFICs, may cause the Fund to realize non-cash income, which it would then be required to distribute. See “U.S. Federal Income Tax Considerations.”

Market Participant Risk.    The institutions, including brokerage firms and banks, with which a Portfolio Fund or the Fund trades or invests, may encounter financial difficulties that impair the operational capabilities or the capital position of such Portfolio Fund or the Fund. The Fund will have no control whatsoever over the counterparties or brokers used by the Portfolio Funds.

Board of Trustees

The Fund has a Board of Trustees (each member a “Trustee” and collectively, the “Board of Trustees”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. Each investor, by investing in the Fund and being accepted to the Fund by its Board of Trustees, will become a “shareholder” of the Fund. Any vacancy on the Board of Trustees may be filled by the remaining Trustees, except to the extent the Investment Company Act requires the election of Trustees by the shareholders. See “Trustees and Officers.”

Adviser and Management Fee

IQ Investment Advisors LLC, a limited liability company organized under the laws of the State of Delaware (the “Adviser”), serves as the investment adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940 (“Advisers Act”). The Adviser provides investment advisory, management and certain limited administrative services to the Fund pursuant to a management agreement (the “Management Agreement”). The Adviser has certain oversight responsibility for the implementation of the strategy by the Subadviser. In consideration of the investment advisory, management and administrative services provided by the Adviser to the Fund, the Fund pays the Adviser a management fee equal to an annual rate of 1.30% of the Fund’s monthly net assets, payable monthly in arrears (the “Management Fee”). In addition, the Adviser will compensate the Subadviser from the Management Fee.

The Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc (“Merrill Lynch”). Merrill Lynch is one of the world’s leading financial management and advisory companies, with offices in 38 countries and total client assets of approximately $1.8 trillion as of September 30, 2007. As an investment bank, it is a leading global underwriter of debt and equity securities and a strategic advisor to corporations, governments, institutions and individuals worldwide. Through its subsidiaries and affiliates, Merrill Lynch is one of the world’s largest managers of financial assets.

Subadviser

The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with Sterling Stamos, pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a limited partnership formed under the laws of the State of Delaware, is registered as an investment adviser with the SEC under the Advisers Act. The Subadviser is an indirect affiliate of the Adviser. As of January 1, 2008, the Subadviser managed and supervised approximately $4.5 billion in assets. Under the Subadvisory Agreement, the Adviser compensates the Subadviser at an annual rate of 0.70% of the Fund’s monthly net assets, payable monthly in arrears.

Administrator

The Fund has entered into an Administration Agreement with [                                                         ] (the “Administrator”). The Administration Agreement provides that the Fund will pay the Administrator an administration fee of [    ]% of the Fund’s monthly net assets for the performance of certain administrative services necessary for the operation of the Fund. The fees paid to the Administrator will be paid by the Fund out of the Fund’s assets.

Distribution and Service Arrangements

The Fund may engage one or more distributors (each, a “Distributor”) to solicit investments in the Fund. As of the date of this prospectus, FAM Distributors, Inc. (“FAMD”), an affiliate of the Adviser, has been selected as a Distributor and serves in that capacity on a reasonable best efforts basis, subject to various conditions.

A Distributor may engage one or more other sub-distributors (each, a “Sub-Distributor”). Distributors or Sub-Distributors may charge a fee for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts. The maximum distribution fee paid by a shareholder to a Distributor or a Sub-Distributor would be 2.50% of the investor’s subscription for shares. Such a fee would be in addition to any fees charged or paid by the Fund and is not a Fund expense. The payment of any such fees, and their impact on a particular investor’s investment returns, would not be reflected in the returns of the Fund. Investors should direct any questions regarding such fees to the relevant Distributor or Sub-Distributor.

Any distribution fee will be charged as a percentage of a prospective investor’s subscription amount. This distribution fee represents a payment in addition to the subscription, and it will not constitute an investment in the Fund. The distribution fee may be adjusted or waived at the sole discretion of a Distributor or Sub-Distributor. The distribution fee may be reduced or waived, for example, based on the amount of a shareholder’s investment.

The Fund has entered into an investor servicing agreement with FAMD (the “Services Agreement”). Under the terms of the Services Agreement, FAMD is authorized to retain Sub-Distributors to provide ongoing distribution and sales support services as well as investor and shareholder services. Under the Services Agreement, the Fund will pay a monthly service fee computed at the annual rate of 0.70% of the Fund’s average month-end net assets to FAMD, to reimburse FAMD for payments made to Sub-Distributors and for ongoing distribution and sales support services as well as investor servicing activities performed by FAMD.

Tax Aspects

The Fund intends to qualify as a regulated investment company for U.S. federal income tax purposes. Please refer to the “U.S. Federal Income Tax Considerations” section of this prospectus for additional information on the potential U.S. federal income tax consequences of the acquisition, ownership and disposition of shares of the Fund. You should consult your own tax advisors regarding any potential state, local, foreign or other tax consequences of an investment in the Fund. Investors in the Fund will receive tax information annually on IRS Form 1099.

Distributions

The Fund intends to make distributions on an annual basis in aggregate amounts representing substantially all of the Fund’s net investment income (including realized short-term gains), if any, earned during the year. Any long-term capital gains will be paid out once a year (unless otherwise permitted by the Investment Company Act or any exemptive relief provided by the SEC).

The Fund also may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. The Fund will make distributions only if authorized by the Fund’s Board of Trustees and declared by the Fund out of assets legally available for these distributions. Distributions to a shareholder that constitute a return of capital (i.e., distributions in excess of the Fund’s current or accumulated earnings and profits) will be tax-free up to the amount of the shareholder’s current tax basis in his or her share, with any distribution amounts exceeding such basis treated as capital gain on a deemed sale of the Fund’s shares. See “U.S. Federal Income Tax Considerations.”

Section 19(a) of the Investment Company Act generally provides that it is unlawful for any investment company to pay any distribution from any source other than its accumulated undistributed net income (not including profits or losses realized on the sale of securities), or its net income for the current or preceding fiscal year unless the payment is accompanied by a written statement disclosing the source of such payment. If the Fund pays any distribution that is characterized as a return of capital or from another source requiring disclosure, the Fund will provide shareholders with a notice in compliance with Rule 19a-1 under the Investment Company Act.

Shareholders are encouraged to review such notices carefully. Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder, generally prohibit multiple long-term capital gains distributions throughout the year (with certain exceptions).

The Fund, along with other closed-end registered investment companies advised by the Adviser, have applied for an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder. No assurance can be given that the SEC will grant this exemptive relief to the Fund or, if exemptive relief is granted, that the Board of Trustees will decide to modify the Fund’s distribution policy.

Automatic Reinvestment Plan

All distributions are reinvested in additional shares of the Fund unless a shareholder elects otherwise. The tax status of any distribution is the same regardless of whether or not the distribution is reinvested or taken as cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund. See “Automatic Reinvestment Plan.”

Conflicts of Interest

The investment activities of the Adviser, Subadviser and other affiliates of Merrill Lynch, for their own accounts and other accounts or funds they manage, may give rise to conflicts of interest that may disadvantage the Fund and its shareholders. The Adviser and Subadviser have each adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Adviser or Subadviser that may give rise to certain conflicts of interest.

Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. Merrill Lynch (which includes the activities of the Adviser, Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, FAMD and their affiliates) and the Subadviser are affiliates of one another. Merrill Lynch and the Subadviser and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund (collectively, “Affiliates”), are engaged worldwide in various businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and the shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Fund.

As of the date of this prospectus, Merrill Lynch held a significant economic interest in the Subadviser. As a result, the Adviser’s employment of the Subadviser to perform subadvisory services for the Fund could be considered a conflict of interest, including because Merrill Lynch may benefit from the subadvisory fees paid to the Subadviser.

The Subadviser will devote to the Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s investment activities. The Subadviser and its Affiliates are not restricted from forming investment funds (including investment funds that follow similar investment programs), from entering into other investment advisory or subadvisory relationships, or from engaging in other business activities. As described in this prospectus, the Subadviser currently manages several accounts other than the Fund that consist of a substantial amount of assets. These activities could be viewed as creating a conflict of interest in that the time and effort of the Subadviser will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and its other business activities.

The Subadviser has a conflict of interest in selecting Portfolio Funds because certain investors in such Portfolio Funds may be other investment funds managed by the Subadviser or its Affiliates. The Subadviser may have a conflict of interest in deciding whether to invest with more speculative Portfolio Funds, thereby potentially increasing the returns of the Fund and other investment funds managed by the Subadviser and the best interests of the shareholders of the Fund. The Subadviser, the Adviser and their Affiliates and their employees manage other investment funds that may pursue investment objectives similar to those of the Fund. The Subadviser and its Affiliates may also manage discretionary accounts, in which the Fund will have no interest, some of which may have investment objectives similar to the Fund.

The Subadviser and its Affiliates manage a number of different multi-adviser accounts. Often a Portfolio Fund may only permit one entity managed by the same adviser to invest. Consequently, the Subadviser is required in its Portfolio Fund selections to allocate availability among the Fund and such other accounts, and has a conflict of interest in doing so.

Affiliates of the Subadviser may have access to information regarding the Portfolio Funds in which the Fund invests. Shareholders should be aware, however, that the Subadviser generally will be unable to access such information due to confidentiality, “Ethical Wall” or other legal considerations. As a result, the Subadviser may sometimes make investment decisions different than those it would make if it had such access, and such decisions may result in a material loss to the Fund. The Affiliates are not required to, and are generally prohibited from, affording the Subadviser access to all relevant information they may possess.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Subadviser, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Subadviser and/or one or more Affiliates are performing services or when position limits have been reached.

It is anticipated that [                                ], an entity controlled by Merrill Lynch, will either own all or substantially all of the shares upon the commencement of the Fund’s operations and may hold a large amount of shares over the life of the Fund. As a majority shareholder, [                                ] will hold a substantial amount of the Fund’s voting securities, and may be able to exercise a controlling influence in matters submitted to a vote of shareholders, including, but not limited to, the election of Trustees, approval or renewal of advisory or subadvisory contracts, and any vote relating to a reorganization or merger of the Fund. As a majority shareholder, [                                ] also would have the ability to call special meetings of the Fund pursuant to the By-Laws of the Fund. The ability to exercise a controlling influence over the Fund may result in conflicts of interest because, among other things, [                                ] is an indirect affiliate of the Adviser, Subadviser and FAMD. [                                ] is not bound by any procedures or policies that may limit its activities as a shareholder. [                                ] may elect to participate in any tender offers made by the Fund, which could result in other tendering shareholders having a smaller amount of their shares repurchased by the Fund. [            ], however, is not expected to participate in any repurchase offers made by the Fund if its tender of shares would result in the Fund’s asset level would be reduced below [$            ]. See “Conflicts of Interest.”

Subscription for Shares

Shares are offered at their NAV. The minimum initial investment from each investor is $50,000, and the minimum additional investment (excluding reinvested distributions) is $1,000. Shares are intended for sale only to investors that meet all requirements to invest in the Fund. See “Eligible Investors.” The Fund intends to accept subscriptions for shares as of the first business day of each calendar month (a “business day” being any day on which banks in New York City are not required or permitted to close), except that the Fund may offer shares more frequently as determined by the Board of Trustees. In order to subscribe for shares, an investor’s completed subscription agreement must be delivered to the [            ] at least [    ] business days before the investor’s proposed subscription. An existing shareholder generally may subscribe for additional shares by completing an additional subscription agreement, and must provide notice of the proposed subscription amount to the [            ] at least

[    ] business days before the proposed subscription. Subscriptions are subject to the receipt of cleared funds from the investor’s account prior to the applicable subscription date and in the full amount of the subscription. Cleared funds must be available in the investor’s account no later than [seven] business days prior to the particular subscription date or such other date as the [            ] may determine in its sole discretion and communicate to the investor (the “Funding Deadline”). If an investor’s subscription agreement is accepted by the [            ] prior to the Funding Deadline, subscription monies will be debited from the investor’s account by the [            ], who is servicing the investor’s account. The Fund reserves the right to reject any subscription for shares, and the Fund may, in its sole discretion, suspend subscriptions for shares at any time and from time to time. See “Subscriptions for Shares.”

Eligible Investors

The staff of the SEC generally has required registered funds of hedge funds (such as the Fund) to be sold only to investors who meet the definition of “accredited investor” in Regulation D under the Securities Act. Accordingly, the Fund currently intends to limit the sale of its shares in this manner. If the SEC or its staff rescinds this eligibility limitation, the Fund may elect to offer its shares more broadly to the public. The Fund also reserves the right to place additional limitations on investor eligibility.

Investors eligible to subscribe for shares of the Fund (referred to in this Prospectus as “Eligible Investors”) include investors who are “accredited investors” as defined in Regulation D (generally, persons having an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million; or entities having total assets of at least $5 million or entities all of whose beneficial owners are themselves accredited investors) and investors having an account managed by an investment adviser registered under the Advisers Act, where the adviser is subscribing for shares in a fiduciary capacity on behalf of the account. Existing shareholders subscribing for additional shares must be Eligible Investors at the time of each additional subscription. Each prospective investor, or the investor’s broker, dealer or other financial intermediary, is required to certify that the shares of the Fund are being acquired for the account of an Eligible Investor. The qualifications necessary for an investor to be an Eligible Investor are described in Appendix A to the prospectus. See “Subscriptions for Shares—Eligible Investors”.

Redemptions and Repurchases of Shares by the Fund

As a closed-end management investment company, the Fund differs from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund, such as the Fund, do not have the right to redeem their shares. No public market for shares exists, and none is likely to develop in the future. Shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Fund.

The Fund may from time to time repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board of Trustees may determine in its sole discretion. The Fund does not anticipate than any repurchase offers will occur prior to one year from the Fund’s commencement of operations. Each such repurchase offer may be limited and will generally apply to 20% or less of the net assets of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board of Trustees will consider the recommendations of the Adviser and Subadviser as to the size and timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser and the Subadviser expect that they will recommend to the Board of Trustees that the Fund offer to repurchase shares from shareholders quarterly.

The Declaration of Trust grants the Board of Trustees the authority to repurchase the shares, or any portion of them, of a shareholder or any person acquiring shares from or through a shareholder, without consent or other action by the shareholder or other person. See “Redemptions, Repurchases and Transfer Restrictions—Repurchases of Shares.”

The Fund may charge shareholders who have tendered any of their shares within one year after their subscription in the Fund for such shares, an early repurchase fee of up to 2.00% of the proceeds of the shareholder’s tendered shares in the Fund.

Transfer Restrictions

There is no public market for the Fund’s shares and none is expected to develop. The Fund does not list its shares on a stock exchange or similar market. With very limited exceptions, shares are not transferable, and liquidity for investments in shares may be provided only through periodic tender offers by the Fund. If a shareholder attempts to transfer shares in violation of the Fund’s transfer restrictions, the transfer will not be permitted and will be void. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

The Fund reserves the right to revise the transfer restrictions on the shares at any time.

ERISA Considerations

Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”) and Keogh plans (each, a tax-exempt entity), generally are eligible to subscribe for shares of the Fund. Under applicable law, the Fund’s assets will not be deemed to be “plan assets” for purposes of ERISA.

Investment in the Fund by tax-exempt entities requires special consideration, and trustees or administrators of these entities are urged to review carefully the matters discussed in this prospectus and to consult their legal, tax and accounting advisors with respect to their consideration of an investment in the Fund. See “ERISA Considerations” and “U.S. Federal Income Tax Considerations.”

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s Declaration of Trust.

Fiscal Year

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. For tax purposes, the Fund will adopt the 12-month period ending March 31 of each year as its taxable year, unless otherwise required by applicable law.

Transfer Agent and Custodian

The Fund has entered into a transfer agency agreement with [                    ] (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Fund has entered into a custody agreement with [                    ] (the “Custodian”) under which the Custodian will provide custodian services to the Fund.

SUMMARY OF FEES AND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that shareholders investing in the Fund can expect to bear directly or indirectly.

Shareholder Transaction Fees:

Maximum Distribution Fees (percentage of purchase amount)(1)	2.50%
Maximum Early Repurchase Fee(2)	2.00%

Annual Expenses (as a percentage of net assets):

Management Fee(3)	1.30%
Servicing Fee(4)	0.70%
Other Expenses(5)%
Acquired Fund (Portfolio Fund) Fees and Expenses(6)%

Total Annual Expenses	%

(1)	The Fund may engage one or more Distributors to solicit investments in the Fund, or who may engage one or more Sub-Distributors to assist in the distribution of shares of the Fund. Certain Distributors or Sub-Distributors may charge shareholders a fee for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts. This fee will not exceed 2.50% of an investor’s subscription amount and will be dependent on the investor’s Distributor or Sub-Distributor. Such a fee would be in addition to any fees charged or paid by the Fund and is not a Fund expense. Any distribution fee will be charged as a percentage of a prospective investor’s subscription amount. This distribution fee represents a payment in addition to the subscription, and it will not constitute an investment in the Fund. The Adviser or its affiliates may make additional payments out of their own resources to Distributors or Sub-Distributors. Investors should direct any questions regarding such fees or payments to the relevant Distribution or Sub-Distributors. See “Subscriptions for Shares—Distribution Arrangements.”
(2)	The Fund may charge shareholders who have tendered any of their shares within one year after their subscription in the Fund for such shares an early repurchase fee of up to 2.00% of the proceeds of the shareholder’s tendered shares in the Fund.
(3)	The Fund pays the Adviser the Management Fee in consideration of the investment advisory and management services that the Adviser provides to the Fund. From this Management Fee, the Adviser compensates the Subadviser. See “Investment Advisory and Management Arrangements.”
(4)	The Fund charges a servicing fee on an annualized basis out of the Fund’s assets. The servicing fee is paid to the Distributor, who may use all or a portion of the fee to compensate Sub-Distributors for distribution, shareholder servicing and maintenance associated with an investment in the Fund. The Adviser or an affiliate also may pay a fee out of their own resources to the Distributor or Sub-Distributors. See “Subscription For Shares—Ongoing Distribution and Shareholder Services.”
(5)	Other Expenses have been estimated based on estimated asset levels and expenses for the current fiscal year. The Fund’s Adviser has agreed to pay all of the Fund’s organizational expenses. Offering costs will be paid by the Fund.
(6)	Acquired Fund (Portfolio Fund) Fees and Expenses represent indirect fees and expenses of the Fund and therefore of the shareholders. These indirect fees and expenses represent the operating expenses, trading- related expenses, and management and incentive fees of the Portfolio Funds in which the Fund invests. The Acquired Fund (Portfolio Fund) Fees and Expenses listed above are based upon historic fees and expenses. The future fees and expenses of the Portfolio Funds may be substantially higher or lower because certain fees are based upon the performance of the Portfolio Funds, which may fluctuate over time. These indirect fees and expenses are not paid to the Adviser and represent the Fund’s cost of investing in the underlying Portfolio Funds. These fees are in addition to the Fund’s fees and expenses.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses shareholders will bear directly or indirectly. The Fund bears these costs and expenses as an investor in the Portfolio Funds (including fees that may be imposed on its withdrawals of assets invested in the Portfolio Funds). Specifically, the Fund generally will be subject to asset-based fees of up to 3% of the Fund’s investment in any Portfolio Fund and generally will also be subject to performance-based fees of 15-25% of any net profits earned on that investment. These expenses are included in the above table under the caption “Acquired Fund (Portfolio Fund) Fees and Expenses.”

Example:

You would pay the following fees and expenses on a $50,000 investment in the Fund, assuming a 5% annual return:

1 year	3 years	5 years	10 years
$	$	$	$

The Example is based on the estimated fees and expenses set out above (and also reflects the maximum 2.50% placement fee that may be assessed on a $50,000 investment in the Fund). It should not be considered a representation of future expenses, as actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase certain fees and expenses paid by the Fund.

Example:

You would pay the following fees and expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

1 year	3 years	5 years	10 years
$	$	$	$

Below are the direct fees and expenses of the Fund that an investor would pay on a $50,000 investment in the Fund, excluding the fees and expenses of the underlying Portfolio Funds and assuming a 5% annual return:

1 year	3 years	5 years	10 years
$	$	$	$

Below are the direct fees and expenses of the Fund that an investor would pay on a $1,000 investment in the Fund, excluding the fees and expenses of the underlying Portfolio Funds and assuming a 5% annual return:

1 year	3 years	5 years	10 years
$	$	$	$

OVERVIEW OF THE FUND

Alternative Strategies Fund (the “Fund”) is a statutory trust formed under the laws of the State of Delaware on December 10, 2007. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company. The Fund is operated as a fund-of-funds. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (the “CEA”), and, as a result, is not subject to registration as a CPO under the CEA. The Fund expects to commence its investment operations on or after [            ], 2008. The Fund’s principal office, including its office for service of process, is located at 4 World Financial Center, 6th Floor, New York, New York 10080.

IQ Investment Advisors LLC (the “Adviser”) serves as the Fund’s investment adviser. Sterling Stamos Capital Management, L.P. (the “Subadviser,” and collectively with the Adviser, the “Advisers”), an affiliate of the Adviser, serves as the Fund’s subadviser. As described below, the Fund is structured as a “fund of funds” that seeks consistent long-term capital appreciation. The Fund provides shareholders with access to a portfolio of underlying funds managed by third party investment professionals who employ a variety of alternative investment strategies. In addition, the Fund, in seeking to manage the risks of its investment, and subject to the discretion of the Subadviser, may engage in hedging transactions designed to reduce the risk of certain holdings in the Fund’s investment portfolio. The assets of the Fund will be actively managed and an investment in the Fund will be subject to an asset-based fee payable to the Adviser. Unlike many private investment funds, the Fund has registered as an investment company under the Investment Company Act and has registered the offering of its shares of beneficial interest (the “shares”) under the Securities Act of 1933, as amended (the “Securities Act”). Currently, only investors who meet certain qualification standards will be eligible to subscribe for shares of the Fund.

THE OFFERING

The Fund is offering its shares at an initial offering price of $10.00 per share. Currently, shares are intended for sale only to prospective investors who meet the criteria set out in Appendix A. See “Eligible Investors.” An investor must invest at least $50,000, which includes the payment of any applicable distribution fees, when making an initial investment. Only an investor whose subscription for shares is accepted by the Fund will become shareholders of the Fund. The shares have substantial restrictions on transfers.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $[    ] after payment of offering costs estimated to be $[    ]. The Adviser has agreed to pay all of the Fund’s organizational expenses. Offering costs will be paid by the Fund.

Under normal conditions, the proceeds from the sale of the Fund’s shares, will be invested to pursue its investment program and objective as soon as practicable (and not later than 3 months), consistent with market conditions and the availability of suitable investments. A relatively long initial investment period may have a negative impact on the Fund’s performance and its return to shareholders.

STRUCTURE

The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the Investment Company Act, often referred to as a “private investment fund” or “hedge fund,” with those of a registered closed-end investment company. Private investment funds generally consist of commingled asset pools that offer their securities privately without registration under the Securities Act. Normally, such funds are offered only in large minimum denominations to a limited number of high-net-worth individual and institutional investors. The general partners or investment advisers of these funds, which are typically structured as limited partnerships or limited liability companies, are usually compensated through asset-based fees and performance-based compensation. Registered closed-end investment companies are typically organized as corporations or business trusts. These registered companies impose relatively modest minimum investment requirements and publicly offer their shares to a broad range of investors. The advisers to registered closed-end investment companies are typically compensated through asset-based (but not performance-based) fees.

The Fund will be managed in a style that is similar to the investment style used by managers of major university endowments or ultra-high-net-worth family office groups (although the universe of investment opportunities available to the Fund may differ from that available to any particular university endowment or family office). The Fund also is similar to a private investment fund in that it will be actively managed and its shares will be sold solely to eligible investors, but differs from a typical private investment fund principally in that it (1) will permit investments in relatively modest minimum denominations; (2) is required to limit its use of leverage under the Investment Company Act; (3) intends to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), allowing it to issue Form 1099s to investors annually; (4) will engage in periodic quarterly tender offers, if authorized by the Fund’s Board of Trustees, which will allow investors to have limited liquidity; and (5) does not directly charge shareholders performance based fees. The structure of the Fund is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an investment program that includes various traditional and alternative investment strategies without making the more substantial minimum capital commitment that is required by many private investment funds. In addition, unlike many private investment funds, the Fund, as a registered closed-end investment company, can offer its shares without limiting the number of its investors.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek consistent long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program.

INVESTMENT STRATEGY

The Fund seeks to achieve its investment objective primarily by allocating substantially all of its assets among investments in private investment funds (“Portfolio Funds”), often referred to as hedge funds, that are managed by a select group of asset managers (“Portfolio Fund Managers”). The Portfolio Fund Managers often focus on specific styles of investing, which may include, but are not limited to: global event driven, arbitrage, credit opportunities, multi-strategy, activist, long/short U.S., long/short Asia, long/short Europe, private equity, and real assets (each an “Investment Style”). Furthermore, Portfolio Fund Managers often employ specialized alternative investment strategies (each an “Alternative Strategy” and collectively the “Alternative Strategies”) within each Investment Style. The Fund also has the ability to invest in publicly offered investment vehicles. See “Primary Investment Styles and Alternative Strategies” below.

The Fund’s Subadviser generally will allocate the Fund’s assets among various Portfolio Funds to gain exposure to various Investment Styles. The Subadviser’s macroeconomic perspective and identification of investment opportunities will influence the amount of the Fund’s assets that the Subadviser allocates to each Investment Style, and each Alternative Strategy within each Investment Style. The Fund’s allocation percentages may change based upon the Subadviser’s outlook, current market conditions, and available opportunities.

The Subadviser currently anticipates that the Fund will invest in Portfolio Funds directly. The Subadviser may, however, determine to structure investments in Portfolio Funds indirectly, through derivative instruments or other structured transactions. If the Fund seeks indirect exposure to Portfolio Funds, the Fund generally will enter into a contract with a counterparty, where the counterparty agrees to provide the Fund with a payment based on the return of a Portfolio Fund in exchange for a fee or other payment by the Fund (such as a payment based on a particular interest rate benchmark). In addition, in the discretion of the Subadviser, the Fund may also enter into certain hedging transactions through the use of options, futures, options on futures, swap contracts or other financial instruments. The amount and types of such transactions will be determined by the Fund’s Subadviser from time to time.

The investment strategies utilized by the Fund are subject to certain limitations as a result of its registration under the Investment Company Act and its intention to be treated as a RIC under Subchapter M of the Code. See “Investment Restrictions”, “Investment Strategy—Segregation of Assets” and “U.S. Federal Income Tax Considerations.”

The Portfolio Funds and Portfolio Fund Managers

The Portfolio Funds, many of which are not registered with the SEC or any other regulatory agencies, are typically structured as either domestic or international limited partnerships or limited liability companies. In addition, certain international companies in which the Fund invests may be classified as passive foreign investment companies (“PFICs”). As a result of its investment in a Portfolio Fund, the Fund generally will become a limited partner or member of such Portfolio Fund. Portfolio Funds often limit the amount of shares they offer and normally restrict the types of investors that may invest. Many Portfolio Funds use a significant amount of leverage and may use short-sales or derivative positions in executing their investment programs. The Fund generally does not expect to make investments in Portfolio Funds that are exempt from Investment Company Act registration due to the exemption provided by Section 3(c)(1) of the Investment Company Act.

The Subadviser is responsible for the ongoing evaluation, selection, and reallocation of Fund assets among Portfolio Funds. In making the initial determination of which Portfolio Fund Managers and Portfolio Funds to consider for potential investments, the Subadviser may utilize industry contacts, referrals from existing Portfolio Fund Managers, third-party databases, direct solicitation by Portfolio Fund Managers and third-party marketing firms, introductions from prime brokers, and industry conferences and events. In evaluating Portfolio Funds and Portfolio Fund Managers, the Subadviser employs an active research program with internal analysts who specialize in various Alternative Strategies. Portfolio Fund Managers and Portfolio Funds that are being reviewed for potential inclusion in the Fund’s portfolio are subject to a rigorous due diligence process that assesses specific investment, operational, financial, and legal criteria as determined by the Subadviser. This process typically includes a top down macroeconomic analysis, strategy and sector analysis, researching and sourcing of managers, initial and ongoing manager analysis, due diligence meetings focusing on operational, financial and compliance infrastructure, and a review and background check of the key personnel associated with the Portfolio Fund Manager.

The Subadviser will continually look to add to the pool of potential Portfolio Fund Managers that meet its due diligence requirements. The decision to add additional Portfolio Fund Managers will depend on factors including the Fund’s investment mandate, short-term and long-term global macroeconomic views, and the quality of the current pool of Portfolio Fund Managers.

The Subadviser selects Portfolio Fund Managers on the basis of various quantitative and qualitative criteria. Generally, these criteria may include, but are not limited to, reviewing a Portfolio Fund Manager’s portfolio compositions and performance during various time periods, including market cycles and significant historical events. Examples of quantitative criteria include reviewing various volatility metrics, use and degree of leverage, levels of diversification, correlation with various market and portfolio factors, and assets under management. Examples of qualitative criteria include the Portfolio Fund Manager’s reputation, experience and training, the Portfolio Fund Manager’s articulation of, and adherence to, its investment philosophy, the presence and deemed effectiveness of a Portfolio Fund Manager’s risk management discipline, results of on-site due diligence and monitoring of the management, investment, and operations teams of a Portfolio Fund Manager, the quality and stability of the Portfolio Fund Manager’s organization, including internal and external professional service providers (including, but not limited to auditors, custodians, administrators, and accountants) and the existence of substantial investments in the Portfolio Fund Manager’s investment program by key personnel of the Portfolio Fund Manager. The Subadviser regularly evaluates each Portfolio Fund Manager to determine whether such Portfolio Fund Manager’s investment programs are consistent with the Fund’s investment objective, current investment strategies, and regulatory concerns.

The Subadviser seeks to allocate Fund assets among Portfolio Funds that, in its view, represent the best available investment opportunities in relation to the Fund’s investment objective. The Subadviser, however, will consider periodically rebalancing the Fund’s portfolio to maintain what it considers to be an appropriate mix of Alternative Strategies given its prevailing market views. There is no guarantee that any given Portfolio Fund will accept additional allocations of capital at the time the Fund wishes to make such an additional allocation or at any time thereafter. Furthermore, any Portfolio Fund may return capital in whole or in part without the Fund’s consent (as a result of the Portfolio Fund’s liquidation or other compulsory redemption).

The Subadviser anticipates that the number and identity of Portfolio Funds will vary over time, at the Subadviser’s discretion, as a result of allocations and reallocations among new and existing Portfolio Funds and the performance of each Portfolio Fund as compared to the performance of other Portfolio Funds. Through the selection and monitoring of Portfolio Fund Managers and Portfolio Funds, the Fund seeks to achieve total returns that are not disproportionately influenced by the performance of any single Portfolio Fund. In addition, by constructing a portfolio that is comprised of a number of Portfolio Funds, the Fund seeks to achieve its investment objective with lower volatility than likely would be achieved by investing in a single Portfolio Fund. In this regard, although the Fund is classified as a “non-diversified” investment company within the meaning of the Investment Company Act, the Fund will seek to provide a level of diversification by allocating its assets among a variety of Investment Styles and Alternative Strategies. Under normal market conditions, the Fund generally will limit its exposure to any one Portfolio Fund to less than 20% of the Fund’s net assets (measured at the time of purchase). Upon commencement of operations, the Fund expects that it will be invested in about 40 to 60 Portfolio Funds.

The Subadviser expects to limit the Fund’s investments in any one Portfolio Fund to less than 5% of such Portfolio Fund’s outstanding voting securities. In this regard, the Fund may, at the time of investment, elect to invest in a class of the Portfolio Fund’s non-voting securities or contractually waive either all voting rights associated with the investment or those that would exceed this 5% limit. Such a limitation on voting rights is intended to ensure that an underlying Portfolio Fund is not deemed an “affiliated person” of the Fund for purposes of the Investment Company Act, which may impose limits on the Fund’s transactions. Certain Portfolio Funds may not provide their investors with an ability to vote (except under limited circumstances). The Fund’s practices regarding investment in non-voting securities or waivers of voting rights are not expected to adversely affect the Fund’s operations. Nonetheless, it is possible these practices will prevent the Fund from participating in voting on particular issues to the extent available to other investors in a Portfolio Fund. When deciding whether to forego or waive voting rights, the Subadviser considers only the interests of the Fund and not the interests of either itself or the Adviser.

Primary Investment Styles and Alternative Strategies

In allocating the Fund’s assets among Portfolio Funds or other investments, the Subadviser will employ an asset allocation process designed to maintain a balanced approach to investing among, and within, each Investment Style. The Subadviser will also allocate the Fund’s assets among various Alternative Strategies within each Investment Style. The Investment Styles, and the underlying Alternative Strategies the Fund expects to gain exposure to from time to time, are listed in the table below. A brief description of each Investment Style and Alternative Strategy follows the table below. These descriptions are only a summary of the most common methods used to implement the Investment Styles and Alternative Strategies and are not intended to encompass all possible investment techniques that may be utilized by the Portfolio Fund Managers and the Fund. It is possible that the Portfolio Fund Managers and the Fund may use other investment styles and alternative strategies not described below or use the Investment Styles and Alternative Strategies in a manner different than described.

Investment Style	Alternative Strategy
Global Event Driven	Merger/Risk Arbitrage
Distressed/Stressed Debt & Equity
Private Placements
Special Situations
Arbitrage	Convertible Arbitrage
Fixed Income Arbitrage
Credit Arbitrage
Government Bond Arbitrage
Capital Structure Arbitrage
Equity Arbitrage
Statistical Arbitrage
Volatility & Options Arbitrage
Credit Opportunities	Primary & Secondary Corporate Debt
Asset-Backed Lending & Securities
Long/Short Credit
Specialty Finance
Structured Credit
Activist	Activist
Long/Short U.S.	Equity Hedged
Event-Driven / Special Situations
Market Neutral / Relative Value
Opportunistic
Long/Short Asia	Equity Hedged
Event-Driven / Special Situations
Market Neutral / Relative Value
Global
Opportunistic
Long/Short Europe	Equity Hedged
Event-Driven / Special Situations
Market Neutral / Relative Value
Global
Opportunistic
Private Equity	Debt Funds
Control Buyout
Distressed Buyout
Growth
Real Assets	Domestic Real Estate
International Real Estate
Natural Resources
Operating Infrastructure Assets
Multi-Strategy	Combination of Various Alternative Strategies

Global Event Driven

Global event driven Portfolio Fund Managers identify specific events that may have the potential to trigger significant change in the valuation of certain securities or financial instruments. These Portfolio Fund Managers attempt to identify specific catalysts in order to exploit these situations. Discrete Alternative Strategies within the Global Event Driven Investment Style include:

1.

Merger/Risk Arbitrage: Merger arbitrage, sometimes called risk arbitrage, involves investment in event-driven situations such as leveraged buy-outs, mergers, and hostile takeovers. Normally, the security of an acquisition target appreciates while the acquiring company’s securities decrease in value. Returns may be obtained through use of this Alternative Strategy by purchasing securities of the acquired company, and in some instances selling short securities of the acquiring company. Portfolio Fund Managers may use equity options as an alternative to the outright purchase or sale of common stock. Most merger arbitrage funds seek to hedge against market risk by utilizing derivative strategies, such as purchasing S&P 500 Index® put options or put option spreads.

2.	Distressed/Stressed Debt & Equity: This Alternative Strategy focuses on investing in performing and non-performing debt or equity securities of companies that are either experiencing financial distress or whose credit quality is poor but expected to improve. Other distressed/stressed security situations include companies that are either experiencing a liquidity crisis, defaulting on their debt obligations or filing for Chapter 11 bankruptcy protection. Investments using this strategy are typically made in anticipation of a strengthening of the company’s credit, a corporate event (e.g., a recapitalization, reorganization, liquidation, or repayment) or refinancing, and may be made in securities such as bank debt, bonds, trade or vendor claims, as well as other contractual and legal obligations, such as defaulted swap claims or judgments. Portfolio Fund Managers may also invest in post-bankruptcy equity, typically received as part of a restructuring of defaulted debt into common stock. Additionally, Portfolio Fund Managers may often choose to participate by taking an active role in a company’s creditor and/or equity holder committees. By investing in the above mentioned distressed or stressed securities, the objective of these Portfolio Funds is to obtain profits based upon the perceived material difference between the market value and intrinsic value of these securities, which is calculated based upon an analysis of the relevant assets and liabilities along with a company’s future projected cash flows.

3.	Private Placements: Regulation D under the Securities Act allows for private placement of securities to certain investors, provided certain conditions are met. Portfolio Fund Managers may invest in privately placed securities such as structured discount convertibles. Normally, such securities are privately offered to a Portfolio Fund by companies in need of timely financing. The terms of any particular deal are reflective of the negotiating strength of the issuing company. Once a deal is closed, there is a waiting period for the private share offering to be registered with the SEC. A Portfolio Fund Manager cannot publicly trade such securities before their registration with the SEC is effective; therefore their investment is illiquid until it becomes registered. Portfolio Fund Managers generally will hedge with purchases of common stock until the registration becomes effective and then liquidate the position gradually.

4.	Special Situations: Certain Portfolio Fund Managers take advantage of special situations such as spin-offs, recapitalizations, tender offers, and other corporate restructurings, by seeking to purchase securities at substantial discounts to fair value and profit if the market recognizes the fair value. Fair value is determined through extensive research and evaluation of the opportunity.

Arbitrage

Arbitrage is the practice of taking advantage of a price differential of an asset through a combination of purchases and/or sales of the asset in order to capitalize on the imbalance. Arbitrage Portfolio Fund Managers seek to benefit mainly from mispricing of related assets and/or the convergence between the mispricing of multiple assets. Each strategy attempts to exploit a source of return with low correlation to the market. Discrete Alternative Strategies within the Arbitrage Investment Style include:

1.	Convertible Arbitrage: Convertible Arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. Certain Portfolio Fund Managers may also seek to hedge interest rate exposure under some circumstances. Most Portfolio Fund Managers using this strategy may employ some degree of leverage, generally ranging from zero to 600% or more. The equity hedge ratio may range from 30 to 100 percent. In general, the ratings for a bond in a typical convertible arbitrage portfolio range from BB- to BBB (by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”)). A description of ratings criteria is set out in Appendix C. The default risk of a company may be hedged by shorting the underlying common stock. The risk of default is decreased if the rating of the bond increases.

2.	Fixed Income Arbitrage: Fixed income arbitrage is a market neutral hedging strategy that seeks to take advantage of pricing inefficiencies between related fixed income securities while neutralizing exposure to interest rate risk. Fixed income arbitrage is a generic description of a variety of strategies involving investment in fixed income instruments, weighted in an attempt to eliminate or reduce exposure to changes in the yield curve. Portfolio Fund Managers attempt to exploit relative mispricing between related sets of fixed income securities. Generic types of fixed income arbitrage trades may include: yield-curve arbitrage, corporate versus Treasury yield spreads, municipal bond versus Treasury yield spreads and cash versus futures.

3.	Credit Arbitrage: Incorporating relative value considerations as well as event-specific catalysts, this strategy usually includes “bond and bond” trades. Trades typically are structured to capture pricing inefficiencies between the bond of one issuer versus another, either within the same sector or across sectors.

4.	Government Bond Arbitrage: Portfolio Funds pursuing a government bond arbitrage strategy typically seek both long and short positions in government sovereign debt. These positions are normally market neutral, currency risk neutral, and, as much as possible, uncorrelated to the fixed income and equity markets. Investment opportunities are identified by analyzing temporary anomalies in spreads or term-structure relationships and therefore expressing long-short positions in anticipation of historical relationships being re-established. Arbitrage opportunities often exist when credit risk or liquidity risk is over-compensated, allowing the Portfolio Funds to establish long-short positions seeking to earn positive carry.

5.	Capital Structure Arbitrage: Portfolio Funds pursuing a capital structure arbitrage strategy typically seek to capture pricing inefficiencies among various tranches of debt or equity of the same or related companies. The Portfolio Fund strategies often exploit discrepancies in the valuations of various securities that a particular company offers, based on their seniority. For example, such funds might take a long position in a company’s senior bank debt, while shorting its junior debt or stock. Portfolio Funds could also use derivatives, such as options or credit default swaps, to create offsetting positions against a long position in a company’s bank debt, bonds, or equity. In general, capital structure arbitrage analysis tends to focus on the liability side of the balance sheet where a discerning view of structural distinctions between debt classes, bond covenants, and other nuances can give important insights on potential absolute and relative misvaluations.

6.	Equity Arbitrage: Portfolio Fund Managers that use equity arbitrage strategies invest in stocks based on fundamental or technical analysis, and their portfolios are designed to have zero or modest correlation with broad market indices. A Portfolio Manager utilizing this Alternative Strategy may create model portfolios with expected relationships between prices, valuations or returns, and then structures trades to exploit deviations from those expectations.

7.	Statistical Arbitrage: Statistical arbitrage strategies utilize quantitative analysis of technical factors to exploit pricing inefficiencies between related equity securities while attempting to neutralize exposure to market risk by combining long and short positions. The strategy is based on quantitative models for selecting specific stocks with equal dollar amounts comprising the long and short sides of a portfolio. Portfolio Funds using this Alternative Strategy are typically structured to be market, industry, sector, and dollar neutral.

8.	Volatility and Options Arbitrage: Volatility and options arbitrage strategies look for opportunities in options prices that may arise from supply and demand imbalances, inconsistent pricing across option series and model shortcomings. One typical implementation of this strategy involves equity options on individual stocks and options on baskets of stocks.

Credit Opportunities

This investment approach involves seeking investment opportunities in the credit securities market in a variety of industries and geographic regions. Portfolio Funds using this Investment Style engage in different categories of investments at different points in the credit cycle. The Portfolio Funds will attempt to make investments and participate in categories of investments best suited to the then current credit environment and outlook. Discrete Alternative Strategies within the Credit Opportunities Investment Style include:

1.	Primary & Secondary Corporate Debt: Portfolio Funds that utilize primary and secondary corporate debt investment strategies focus on lending to individual companies with an emphasis on the middle market. These investments may include senior bank loans, term loans, senior bonds, subordinated bonds as well as mezzanine notes, which were acquired in either the primary or secondary market. Successful opportunistic lending is predicated upon the ability of the lender to understand a borrower’s earnings stability, the value of its asset base and, in a downside scenario, forecast the value of the assets and the time required to execute a liquidation process. Making an investment in these loans requires extensive due diligence, a broad knowledge of the industry and competitive dynamics, and speed of execution. These corporate loans are typically characterized by above average interest rates, upfront fees, exit fees, and equity participations.

2.	Asset-Backed Lending and Securities: The asset-backed lending and securities strategy seeks to originate and invest in bank loans that are typically secured by first or second priority liens on collateral (e.g., accounts receivable, inventory, equipment, buildings and real estate) and rank senior in the capital structure. These loans are expected to provide a consistent and stable yield, along with structuring fees at origination and penalty fees when an issuer is delinquent in paying a coupon or is not compliant with a financial covenant.

3.	Long/Short Credit: Long/short credit strategies focus on investing in corporate credit securities issued by non-investment grade and investment grade companies. The strategy engages in both long and short positions and could be long and short in different securities of the same issuer. The security selection process for both long and short positions will typically be based upon fundamental analysis, which would include examining factors such as the quality of the issuer’s management team, product offerings, customer base, supplier terms, and the sustainability of the issuer’s earnings and cash flow. Furthermore, the strategy takes into account a company’s entire capital structure and its financial covenants. Finally, the strategy considers a company’s ability to execute its business plan and meet its financial obligations. It is expected that each security held in a portfolio employing this Alternative Strategy will be part of a diversified portfolio of issuers across multiple sectors and geographies.

4.	Specialty Finance: Specialty finance strategies seek to invest broadly in secondary market portfolios comprised of the following types of assets: loans, leases, receivables and other tangible assets. These portfolios typically include consumer and commercial receivables, residential and commercial mortgage loans, leases, limited partnership interests, insurance policies, contract receivables, royalties, trust certificates as well as other financial instruments that provide for the contractual or conditional payment of an obligation. Portfolio Fund Managers often purchase asset and mortgage backed securities on an opportunistic basis where, through understanding the structure or servicing, a Portfolio Fund Manager can acquire a security at a discount to the value of the underlying assets. A Portfolio Fund Manager may also acquire real property, lease residuals, equipment and other assets in situations where the liquidity needs of sellers allow an entry point below current market value.

5.	Structured Credit: Structured credit strategies seek to capitalize on price and rating inefficiencies that exist in the primary and secondary market for structured credit products by using various investment vehicles including, but not limited to, collateralized debt obligation (“CDOs”), collateralized loan obligations (“CLOs”), and closed-end funds. Securities are analyzed from a structural, collateral and originator/manager perspective. Structural analysis examines exactly how reward and risk are divided among the various tranches in the capital structure of a structured credit vehicle and thus helps to determine relative value among them. Collateral analysis evaluates how the underlying asset pool of the structured credit product relates to the credit rating of the particular structure. Finally, originator/manager analysis evaluates the competency and reputation of the firm that structured the investment vehicle.

Activist

Portfolio Funds pursuing an activist Investment Style typically seek investments in securities that have significant discrepancies between their trading price and intrinsic value of the business. These Portfolio Funds normally will assume a substantial minority ownership position in a limited number of companies. Often, these investments will include solid companies as defined by positive cash flow and low or optimal debt structure, yet may also involve complex situations. Sources of opportunity include spin-offs, bankruptcy securities, rights offerings, liquidations, major acquisitions/divestitures, litigation, misunderstood large-cap companies, and under-followed small/mid-cap companies. In certain circumstances, Portfolio Funds will take an active approach to influence senior management to drive organizational and/or strategic change.

Long/Short U.S.

This investment approach spans a broadly-defined special situation universe in the United States and includes strategic-phase equities (companies under review of strategic alternatives), orphan equities (spin-offs and post-reorganization securities), distressed securities, and other event strategies. In addition, Portfolio Funds using this Investment Style may maintain short positions in unattractive special situation equities and other perceived overvalued securities with identifiable negative catalysts both for profit and portfolio balance. Discrete Alternative Strategies within the Long/Short U.S. Investment Style include:

1.	Equity Hedged: Equity hedged strategies are either long or short in U.S. equities, based on technical or fundamental analysis, with the ability to hedge those investments. Equity hedged strategies may have a sector, industry, or style bias. At various times, Portfolio Fund Managers may move from extremes of being 100% long or short.

2.	Event Driven/Special Situations: Event driven/special situations strategies seek to derive profits by realizing the price differential between the market price of a U.S. security and the value of the security ultimately generated by a corporate “special event” or “special situation.” Sub-investment strategies within event driven/special situations include, among others: risk arbitrage, share class arbitrage, distressed debt, and high yield debt.

3.	Market Neutral/Relative Value: Market neutral/relative value strategies seek to take advantage of temporary or structural price inefficiencies between related financial products. Further, market neutral/relative value strategies strive to achieve consistent returns with low long-term correlation to the U.S. equity markets.

4.	Opportunistic: Rather than consistently selecting securities according to the same strategy, opportunistic strategies change over time to attempt to take better advantage of current market conditions and investment opportunities. Characteristics of these portfolios (such as asset classes, market capitalization, etc.) are likely to vary significantly from time to time. Portfolio Fund Managers using this strategy also may employ a combination of different approaches at a given time.

Long/Short Asia

Long/Short Asia focused Portfolio Funds invest in securities of companies in “Asian” countries. “Asian” countries include developed countries as well as “emerging” countries. Portfolio Funds using this Investment Style will shift their weightings within this region according to market conditions and Portfolio Fund Manager perspectives. In addition, some Portfolio Fund Managers invest solely in individual countries. Discrete Alternative Strategies within the Long/Short Asia Investment Style include:

1.	Equity Hedged: Equity hedged strategies are either long or short in Asian equities, based on technical or fundamental analysis, with the ability to hedge those investments. Equity hedged strategies may have a sector, industry, or style bias. At various times, Portfolio Fund Managers may move from extremes of being 100% long or short.

2.	Event Driven/Special Situations: Event driven/special situations strategies seek to derive profits by realizing the price differential between the market price of a security issued by an Asia domiciled company and the value of the security ultimately generated by a corporate “special event” or “special situation.” Sub-investment strategies within event driven/special situations include, among others: risk arbitrage, share class arbitrage, distressed debt, and high yield debt.

3.	Market Neutral/Relative Value: Market neutral/relative value strategies seek to take advantage of temporary or structural price inefficiencies between related financial products. Further, market neutral/relative value strategies strive to achieve consistent returns with low long-term correlation to the Asian equity markets.

4.	Global: Global strategies typically take long/short positions in equities, fixed income securities, or currencies in emerging markets and developed countries throughout Asia.

5.	Opportunistic: Rather than consistently selecting securities according to the same strategy, opportunistic strategies approach change over time to attempt to take better advantage of current market conditions and investment opportunities. Characteristics of these portfolios (such as asset classes, market capitalization, etc.) are likely to vary significantly from time to time. Portfolio Fund Managers using this strategy may also employ a combination of different approaches at a given time.

Long/Short Europe

Long/Short Europe focused Portfolio Funds invest in securities of companies in “European” countries. “European” countries include developed countries as well as “emerging” countries. Portfolio Funds using this Investment Style will shift their weightings within this region according to market conditions and Portfolio Fund Manager perspectives. In addition, some Portfolio Fund Managers invest solely in individual countries. Discrete Alternative Strategies within the Long/Short Europe Investment Style include:

1.	Equity Hedged: Equity hedged strategies are either long or short in European equities, based on technical or fundamental analysis, with the ability to hedge those investments. Equity hedged strategies may have a sector, industry, or style bias. At various times, Portfolio Fund Managers may move from extremes of being 100% long or short.

2.	Event Driven/Special Situations: Event driven/special situations strategies seek to derive profits by realizing the price differential between the market price of a security issued by a European domiciled company and the value of the security ultimately generated by a corporate “special event” or “special situation.” Sub-investment strategies within event driven/special situations include, among others: risk arbitrage, share class arbitrage, distressed debt, and high yield debt.

3.	Market Neutral/Relative Value: Market neutral/relative value strategies seek to take advantage of temporary or structural price inefficiencies between related financial products. Further, market neutral/relative value strategies strive to achieve consistent returns with low long-term correlation to the European equity markets.

4.	Global: Global strategies typically take long/short positions in equities, fixed income securities, or currencies in emerging markets and developed countries throughout Europe.

5.	Opportunistic: Rather than consistently selecting securities according to the same strategy, opportunistic strategies approach change over time to attempt to take better advantage of current market conditions and investment opportunities. Characteristics of these portfolios (such as asset classes, market capitalization, etc.) are likely to vary significantly from time to time. Portfolio Fund Managers using this strategy may also employ a combination of different approaches at a given time.

Private Equity

This investment approach primarily consists of making investments in Portfolio Funds that have a focus on or utilize private equity strategies. Private equity strategies include, but are not limited to, providing capital to private companies at different stages of development or participating in various buyout strategies. These strategies require long-term investing and for Portfolio Fund Managers to review factors such as: market sector, size of the transaction, stage and type financing, venture capital, duration, liquidity, and operation of the business. It is expected that Portfolio Fund Managers will conduct a thorough valuation and due diligence analysis of the market to find opportunities. Discrete Alternative Strategies within the Private Equity Investment Style include:

1.	Debt Funds: These Portfolio Funds seek control investment positions in undervalued companies through the acquisition of their debt. At times, these Portfolio Funds may attempt to influence the financial restructuring of companies during certain corporate events. In many cases, these companies seek capital for acquisitions, expansions, or recapitalizations.

2.	Control Buyout: Portfolio Funds that engage in this strategy seek to acquire businesses that offer downside protection due to having adequate collateral and diversified cash flows and offer potential upside from improvements in management, capitalization, and strategic development of the underlying business. Portfolio Funds typically will target companies with low absolute valuation multiples.

3.	Distressed Buyout: A distressed buyout strategy involves investment in distressed securities, which are securities of a company undergoing either poor performance, financial instability, operating challenges, inadequate or incomplete management, or is in an industry that is out-of-favor.

4.

Growth Capital: Portfolio Funds pursuing a private equity growth capital strategy invest in growing, profitable companies with proven business models, records of revenue and earnings growth and the leadership capable of sustaining that growth. These investments address strategic opportunities to expand the business in an effort to realize the full potential of the enterprise. Typically the investee company’s product or service has been validated by the marketplace and requires additional capital and leadership to continue growth and attain scale within the marketplace. Private equity growth capital managers actively manage their investments, typically assuming board seats and control within the financial structure. They generally invest in private companies, or in private investments in public entities, with the intention of running the portfolio company for a few years and then taking the company public in an initial public offering or selling the company to a strategic or financial purchaser.

Real Assets

This investment approach primarily consists of investing in Portfolio Funds that are either real estate investment trusts (“REITs”), PFICs, or private partnerships that make direct investments in properties, natural resources and commodities, and infrastructure assets. Properties may include office, industrial, retail, and residential properties or undeveloped land held for the purpose of appreciation. The Fund also may invest in Portfolio Funds that hold positions in companies whose operations involve real estate. Discrete Alternative Strategies within the Real Assets Investment Style include:

1.	Domestic Real Estate: In the domestic real estate sector, certain investment themes may include construction/development, value-added, and distressed investing. Portfolio Funds may selectively invest in value-added operators who seek inefficiencies in metropolitan or coastal markets, where demand is strong and true supply constraints exist. In addition, Portfolio Funds may attempt to capitalize on distressed opportunities in the U.S. real estate market.

2.	International Real Estate: In the international real estate sector, certain investment themes may include construction/development, value added, and distressed investing. Portfolio Fund Managers may invest in emerging economies in areas, such as Mexico, China, India, and Eastern Europe, that present attractive opportunities and will attempt to capitalize on their economic growth and a burgeoning middle class. In addition, the Portfolio Funds may attempt to capitalize on distressed opportunities in the global real estate market.

3.	Natural Resources: Natural resources strategies encompass investments across different asset types, including but not limited to, investments in energy-related sectors, timber, water, and metals and mining. Certain Portfolio Fund Managers have anticipated growth in this area due to increasing global demand for natural resources and limited and dwindling supplies. These Portfolio Funds may invest in these resources as well as other related areas, such as raw materials required for construction-related manufactured goods and alternative energy technologies that benefit both from favorable supply and demand dynamics and regulatory changes related to the utilization of natural resources.

4.	Operating Infrastructure Assets: Opportunities in operating infrastructure assets are driven by global demand, precipitated by increasing infrastructure needs and technological advances in areas such as power, communications, and transportation. Portfolio Fund Managers may seek investment opportunities in this area, which may include, but are not limited to, investments in power plants, water reservoirs, leased equipment, pipelines, and cell phone towers.

Multi-Strategy

This investment approach employs the various aforementioned strategies simultaneously in an attempt to realize either short- and/or long-term gains. Other strategies may include systems trading, trend following and various diversified technical strategies. This Investment Style allows a Portfolio Fund Manager to overweight or underweight different Alternative Strategies in seeking to best capitalize on current investment opportunities.

While the Subadviser generally expects to allocate the Fund’s assets broadly among the Investment Styles and various Alternative Strategies, the Subadviser may, at certain times given market conditions and investment views, concentrate the assets of the Fund in Portfolio Funds that pursue the same (or similar)

Investment Styles or Alternative Strategies. In such a situation, a substantial portion of the Fund’s assets will be exposed to the risks associated with a single Investment Style or Alternative Strategy. The Subadviser generally seeks to invest in Portfolio Funds that predominantly implement discrete strategies, so that the Subadviser can better monitor the Fund’s exposure to various Investment Styles and Alternative Strategies. Most Portfolio Funds, however, have the flexibility to pursue different strategies without prior notice.

The management of the Fund’s assets is subject to the Fund’s investment restrictions. See “Investment Restrictions.”

Other Investment Styles and Alternative Strategies

The Fund is not limited with respect to the types of investment strategies, including the Investment Styles and Alternative Strategies described above, that may be employed or the markets (including non-U.S. markets) or types of instruments in which it may invest. The Subadviser will continuously seek attractive investment opportunities that it believes can be successfully exploited by Portfolio Fund Managers. As such opportunities arise, the Subadviser will seek to allocate the Fund’s assets to the Portfolio Funds that the Subadviser believes will most benefit from such opportunities.

There can be no assurance that the investment strategies employed by the Portfolio Fund Managers or the Subadviser will be successful or result in the investment objective of the Fund being achieved.

Public Investment Vehicles and Other Investments

The Fund reserves the right to make investments in public investment vehicles and the right to use other investment strategies from time to time in seeking to achieve its investment objective. These investments and strategies may include purchasing securities of other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds; investing in business development companies; purchasing securities on a when-issued or delayed delivery basis; investing in foreign issuers; and using various derivative instruments, including financial instruments that are first created after the date of this prospectus. The Fund may also make direct investments in securities, options, futures, options on futures, swaps and other financial instruments. The Fund believes that investing in these types of securities and financial instruments provides the Subadviser with greater investment flexibility and may allow the Subadviser to take advantage of investment opportunities more quickly and efficiently than would otherwise be the case. These investments are subject to the limitations imposed by the Investment Company Act, the rules thereunder and any exemptive orders issued by the SEC.

Risk Management

On an ongoing basis, the Fund’s Subadviser will employ a risk management process in managing the Fund’s assets. The risk management process will measure risk at the individual Portfolio Fund level, as well as at the Fund level. In addition, the Subadviser, from time to time, may engage in various hedging transactions when it believes it is in the Fund’s best interest to do so.

In reviewing individual Portfolio Funds, the Subadviser evaluates a series of primary risk factors, including, but not limited to, individual Portfolio Fund risk, liquidity risk, concentration risk, leverage risk, operational risk, market risk, stress period risk, and contribution to portfolio risk. In evaluating these primary risk factors, the Subadviser will utilize certain statistical measures and quantitative analyses, including, but not limited to, historical performance, standard deviation, value-at-risk, correlation matrixes, stress/event scenario analysis, factor models, time series analysis, and historical simulation.

In reviewing the aggregate portfolio, the Subadviser will analyze the Fund’s overall risk and return characteristics to ensure that they are inline with the Subadviser’s expectations and risk parameters, and consistent with the Fund’s investment objective. The Fund’s risk management program allows the Subadviser to closely monitor multiple dimensions of risk in the Fund’s investment portfolio, and signals the Subadviser to make any necessary modifications to the Fund’s holdings, including portfolio rebalancing, asset allocation adjustments, and the decision to employ new, or modify existing, hedging transactions.

Who Should Invest

The Fund is designed for investors who meet the criteria for eligibility, are seeking consistent long-term capital appreciation, and are able to accept a high level of risk. There can be no assurance that the Fund will achieve its investment objective. Shareholders in the Fund may incur substantial, or even total, losses on an investment in the Fund. See “Risk Factors and Special Considerations.”

Short Term Investments

The Fund may utilize short-term investments for cash management or defensive purposes. Short-term investments are short-term debt obligations and other similar securities, and may include: (1) securities issued or guaranteed as to interest and principal by the U.S. Government or one of its agencies or instrumentalities; (2) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (3) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (4) repurchase agreements; and (5) other investment companies that invest principally in money market instruments. Money market instruments include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The Fund also may hold cash and cash equivalents and may invest in participation interests in the money market securities mentioned above without limitation. To the extent the Fund makes these short-term investments, the allocation of the Fund’s assets to the Portfolio Funds will be reduced.

Additional Fund Policies

Temporary Defensive Positions

Under normal circumstances, the Fund does not intend to depart from its investment strategy in respect of the Portfolio Funds in response to adverse market, economic or political conditions by engaging in transactions or strategies that would involve selling Portfolio Funds in order to purchase the securities of other issuers or by seeking other temporary defensive positions such as cash. However, the Fund may invest temporarily in high quality fixed income securities, money market instruments and money market funds or may hold cash or other cash equivalent pending the investment of its assets in Portfolio Funds or to maintain the liquidity necessary to effect repurchases of shares or for other purposes. The Fund also may enter into certain hedging transactions through the use of options, futures, options on futures, swap contracts, or other financial instruments during these periods.

Borrowings

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. The use of borrowings for investment purposes is known as “leverage” and involves a high degree of risk. Currently, it is not anticipated that borrowings for investment purposes (other than on a short-term basis) by the Fund would be a principal investment strategy of the Fund. The Fund, however, reserves the right to borrow for investment purposes in the future when deemed appropriate by the Advisers.

To the extent permitted by law, the Fund may borrow on a short-term basis to meet repurchase requests or to make investments in Portfolio Funds pending the receipt of monies from anticipated purchases of shares or any withdrawal of Fund assets from a Portfolio Fund. The Fund’s ability to borrow money is subject to various restrictions imposed by the Investment Company Act. These limits do not apply to the Portfolio Funds (except for Portfolio Funds that are registered under the Investment Company Act, if any) and, therefore, the Fund’s portfolio may be exposed to the risk of the highly leveraged investment programs of certain Portfolio Funds. (See “Risks of Investments by Portfolio Funds—Leverage.”)

Segregation of Assets

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. The Fund may not be able to utilize Portfolio Funds to cover open positions due to the illiquid nature of the interests in the Portfolio Funds. In the case of forward or futures contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to swap, forward or futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Fund expects that the swap, futures or forward contracts it utilizes generally will involve cash settlement, but reserves the right for physical settlement. The Subadviser will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Risks of the Fund’s Investment Program

General.    Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Subadviser may not be able to structure the Fund’s investment program as anticipated.

Investor Suitability Risk.    Investment in the Fund is not suitable for all investors. Prospective investors in the Fund should review carefully the discussion of risks below for specific risks associated with the Fund and the Portfolio Fund Managers’ styles of investing. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund should be made only by investors who understand the nature of the investment and do not require more than limited liquidity in this investment. An investor could sustain a loss of a portion or all of their investment in the Fund.

Allocation Risk.    The Subadviser will have the discretion to allocate Fund assets among various Investment Styles, Alternative Strategies, and other financial instruments used by Portfolio Funds and to use other investment strategies. There is no assurance that its decisions in this regard will result in the desired effect. In addition, the Fund may be limited in its ability to make changes to allocations due to the subscription and redemption provisions of the Portfolio Funds, including notice periods, limited subscription and redemption dates, the ability of the Portfolio Funds to suspend and postpone redemptions, and lockups on redemptions imposed by certain Portfolio Funds. In addition, investment allocations among the Portfolio Funds will be made by the Subadviser based on information previously provided by the Portfolio Funds. If such information is inaccurate or incomplete, it is possible that the allocation to the Portfolio Funds may not reflect the Subadviser’s investment intentions. This could have a material adverse effect on the ability of the Subadviser to implement the investment strategies of the Fund.

Risk of Dependence on Subadviser and Portfolio Fund Managers.    The success of the Fund depends upon the ability of the Subadviser to select successful Portfolio Fund Managers and Portfolio Funds; and, to a lesser extent, to make direct investments in securities and other financial instruments. The Fund will invest the assets of the Fund primarily through the Portfolio Fund Managers and their management of the Portfolio Funds. The Subadviser is responsible for the selection of the Portfolio Fund Managers. In addition, the Subadviser may be dependent on key personnel. To the extent that any such key personnel were to depart, the Subadviser’s ability to develop and implement the Fund’s investment program successfully may be impacted adversely.

The Subadviser may have limited or no means of independently verifying information provided by Portfolio Fund Managers and, thus, may not be able to ascertain whether Portfolio Fund Managers are adhering to their disclosed investment strategies and their investment and risk management policies. A Portfolio Fund Manager may use proprietary investment strategies that are not fully disclosed to the Subadviser, which may involve risks under some market conditions that are not anticipated by the Subadviser.

The Fund also is dependent upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Investors in the Portfolio Funds, including the Fund, will have no right or power to participate in the management or control of the Portfolio Funds, and will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Funds may be dependent on certain key personnel.

General Risks of Investments in Portfolio Funds.    Due to the Fund’s investments in other Portfolio Funds, the value of an investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Managers of each Portfolio Fund in direct proportion to the amount of Fund assets that is invested in each Portfolio Fund. The net asset value (“NAV”) of the interests of the Portfolio Funds, and as a result, the NAV of the Fund, will fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest.

The securities of the Portfolio Funds are likely to be illiquid. Subscriptions to purchase the securities of Portfolio Funds are generally subject to restrictions or delays. Many Portfolio Funds have “lock-up” periods where investors must hold an investment in a Portfolio Fund over a prolonged period of time. Therefore, the Fund may not be able to dispose of Portfolio Fund securities that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell or redeem Portfolio Fund securities, the Fund might receive a less favorable price than that which prevailed when it decided to buy or sell such securities. To the extent the Fund holds non-voting securities, or contractually forgoes the right to vote in respect of the voting securities of a Portfolio Fund, the Fund will not be able to vote on matters that require the approval of the interest holders of the Portfolio Fund, including matters adverse to the Fund’s interests.

The Fund may determine to purchase non-voting securities in or contractually waive or limit its voting interest in some or all of the Portfolio Funds in order to avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions. Although the Fund may hold non-voting interests, the Investment Company Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Portfolio Fund in accordance with applicable regulatory requirements. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified. To the extent the Fund’s holdings in a Portfolio Fund afford it no ability to vote on matters relating to the Portfolio Fund, the Fund will have no say in matters that could adversely affect the Fund’s investment in the Portfolio Fund.

Investment decisions for the Portfolio Funds are made by the Portfolio Fund Managers independently of each other. Consequently, at any particular time, one Portfolio Fund may be purchasing interests in an issuer that at the same time are being sold by another Portfolio Fund. Investing in Portfolio Funds could cause the Fund to incur certain transaction costs without accomplishing any net investment result.

Risk of Valuation of Portfolio Funds.    The Fund relies primarily on information provided by Portfolio Fund Managers (or service providers for the Portfolio Funds) in valuing its investments in Portfolio Funds. Inaccurate valuations provided by Portfolio Fund Managers may adversely affect the value of shares of the Portfolio Fund and, consequently, the Fund.

Risk of Inadequate Return.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of an investment in the Fund. There can be no assurance that the future returns of Portfolio Funds will be similar to their historic returns. This may be due in part to changes in market conditions affecting Portfolio Funds’ investments and strategies, as well as the proliferation of Portfolio Funds pursuing similar strategies (thereby making it difficult for one Portfolio Fund to outperform others).

Investment by Affiliates; Minimum Asset Threshold.    The Subadviser has determined that the Fund will require at least [$            ] in assets to effectively implement the Fund’s investment strategies in accordance with its investment program. [            ], an affiliate of the Fund, the Adviser and the Subadviser, has agreed to make an initial purchase of shares in the amount of at least [$            ]. Although [            ] intends to maintain an investment in the Fund until the Fund has at least [$            ] assets, it is not required to do so. Moreover, [            ] intends to reduce its position in the Fund over time to the extent that the Fund has more than [$            ] assets. [            ] is not required to make any additional investment in the Fund regardless of whether the Fund’s asset level falls below [$            ]. If the Fund has less than [$            ] assets, the Subadviser may not be able to invest in the types of Investment Styles and Alternative Strategies it believes are in the best interests of the Fund, or may not be able to make such investments at the times or in the amounts desired. Additionally, the failure of the Fund to maintain at least [$            ] assets may cause the Fund to become more concentrated in particular Investment Styles or Alternative Strategies.

The Fund intends to make periodic repurchase offers for Fund shares on a quarterly basis. These repurchase offers may be for up to 20% of the Fund’s assets. If repurchase offers are consistently fully subscribed, the Fund may lose a substantial portion of its assets. Under such circumstances, the Subadviser’s ability to implement the Fund’s investment strategies or achieve the Fund’s investment objective may be significantly impaired.

Limitations on Investments Due to Regulation of Fund.    The Fund is registered as an investment company under the Investment Company Act and intends to be treated as a regulated investment company under Subchapter M of the Code. As a result, the Fund is subject to certain limitations on making investments that do not apply to unregulated pools of assets such as certain hedge funds and private equity funds. Due to its status as a registered investment company, the Fund may be limited in its ability to, among other things, transact with affiliates, use leverage in its investments, make investments in other investment companies, concentrate its investments in a single industry, and purchase securities of underwriters or other securities related issuers. Additionally, the Fund’s intention to be taxed as a RIC may, among other things, limit the Fund’s ability to purchase real estate and make certain other non-traditional investments, will require the Fund to maintain a minimum level of diversification and will require the Fund to make certain distributions to avoid excise tax payments. Moreover, in seeking to comply with Subchapter M and accounting requirements, the Fund will obtain information regarding portfolio holdings of the Portfolio Funds in which it invests. The refusal of a Portfolio Fund Manager to supply such information may cause the Fund to reduce or forego investments with that Portfolio Fund Manager and thus may limit the universe of Portfolio Funds available for investment by the Fund.

Limited Liquidity of Fund Shares.    It is anticipated that the Fund’s shares will not be listed on any securities exchange or traded in other markets, and shares will be subject to substantial restrictions on transfer. Although the Fund expects to offer to repurchase shares from time to time, no assurance can be given that these repurchases will occur as scheduled or at all or that all of your shares will be purchased in any offer to repurchase. The interests in Portfolio Funds held by the Fund may be subject to legal or other restrictions on transfer or sale and there likely may be no liquid market for their sale. These investments may make it difficult for the Fund to liquidate positions in the Portfolio Funds in order to satisfy permitted investor redemptions. In addition, a redemption by the Fund from a Portfolio Fund could involve expenses to the Fund under the terms of the Fund’s investment with that Portfolio Fund.

Special Risks of Portfolio Fund Fee Arrangements.    As noted above, each Portfolio Fund to which the Fund allocates assets generally will charge an asset-based fee, and some or all of the Portfolio Fund Managers will receive performance-based compensation from their Portfolio Funds (either through fees or in the form of profit “allocations”). The asset-based fees of the Portfolio Fund Managers are generally expected to range from 1% to 3% annually of the assets under their management and the performance compensation to the Portfolio Fund Managers is generally expected to range from 15% to 25% of a Portfolio Fund’s net profits annually. The Fund, however, reserves the right to invest in Portfolio Funds that charge higher or lower fees, including if such fees are substantially higher or lower than the expected ranges described above. By investing in Portfolio Funds indirectly through the Fund, an investor bears both a pro rata portion of the asset-based fees and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne by the Fund as an investor in Portfolio Funds.

The receipt of performance compensation by a Portfolio Fund Manager may create an incentive for a Portfolio Fund Manager to take positions that involve more risk than the Portfolio Fund Manager might otherwise have accepted. The Portfolio Fund Managers receive incentive compensation based on each such Portfolio Fund’s individual performance. Consequently, the Fund may pay incentive compensation to certain Portfolio Fund Managers even while incurring overall losses.

Risk of High Turnover in Portfolio Funds.    The Portfolio Funds may invest on the basis of short-term market considerations. The turnover rate within the Portfolio Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund will have no control over Portfolio Fund turnover rates. As a result, a significant portion of the Fund’s income and gains, if any, may be derived from ordinary income and short-term capital gains.

Custody Risks of Investments in Portfolio Funds.    The Portfolio Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange or segregate these assets, as generally required of registered investment companies under SEC rules. It is anticipated that the Portfolio Funds in which the Fund invests generally will maintain custody of their assets with brokerage firms that do not separately segregate such customer assets as would be required for registered investment companies. It is possible that the bankruptcy of any such brokerage firm could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use. There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that the Portfolio Funds will be protected.

Limited Operating History.    The Fund is a newly formed entity and has no previous operating history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions. In addition, certain Portfolio Funds may be recently formed with limited operating histories upon which prospective investors can evaluate their potential performance. The past investment performance of Portfolio Fund Managers and Portfolio Funds in which the Fund invests, or expects to invest its assets should not be construed as an indication of the future results of an investment in the Fund.

Tax Risks.    Satisfaction of the various tests that must be met to elect and maintain the Fund’s tax status as a RIC under Subchapter M of the Code, including the qualifying income test, asset diversification test and the minimum distribution requirements, requires significant support and information from the underlying Portfolio Funds. In addition, as a related matter, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the Portfolio Funds. The Fund will attempt to pay such dividends and will make such distributions as are necessary in order to avoid the application of this nondeductible federal excise tax although there is no guarantee that it will in fact avoid the application of such tax. The risks of not receiving accurate or timely information from the Portfolio Funds include failing to satisfy the tests to qualify as a RIC under Subchapter M of the Code and incurring the excise tax on undistributed income. If the Fund fails to qualify as a RIC, the Fund will be subject to nondeductible federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a RIC and were to become subject to federal income tax or were to become subject to the excise tax on undistributed income, shareholders of the Fund would be subject to the risk of diminished returns.

In addition, certain Fund and Portfolio Fund investments, including investments in PFICs, may cause the Fund to realize non-cash income, which it would then be required to distribute. See “U.S. Federal Income Tax Considerations.”

Market Participant Risk.    The institutions, including brokerage firms and banks, with which a Portfolio Fund or the Fund trades or invests, may encounter financial difficulties that impair the operational capabilities or the capital position of such Portfolio Fund or the Fund. The Fund will have no control whatsoever over the counterparties or brokers used by the Portfolio Funds.

RISKS OF INVESTMENTS BY PORTFOLIO FUNDS AND DIRECT INVESTMENTS BY THE FUND

General

Because the Fund employs a so-called “fund-of-funds” investment strategy pursuant to which the Subadviser allocates the Fund’s capital among various Portfolio Funds, any risks borne by the individual Portfolio Funds will therefore also indirectly be borne by the Fund. In addition, to the extent that the Subadviser invests the assets of the Fund directly in securities, the Fund will directly bear the risks of such investments. Discussed below are certain of the investments expected to be made by Portfolio Funds, or that may be made directly by the Fund, and the principal risks that the Fund believes are associated with those investments.

Types of Investments

Illiquid Securities.    The Portfolio Funds and the Fund may from time to time take positions in illiquid securities or acquire securities that subsequently become illiquid. In some cases, the Portfolio Funds and the Funds may invest in private equity transactions that are both illiquid and may be difficult to value.

The Portfolio Funds and the Fund also may invest in private placements, and in doing so will be restricted by law in their ability to resell the securities they acquire. Illiquid securities may be difficult to value and the Portfolio Fund Managers may carry these positions at cost or reserve their value out of NAV calculations entirely until liquidated, correspondingly reducing (at least on an interim basis) the NAV of the Fund’s investment in the relevant Portfolio Fund.

The Portfolio Fund Managers and the Subadviser on behalf of the Fund could also be unable to close out illiquid positions in order to realize profits or control losses.

Leverage Risk.    Some or all of the Portfolio Fund Managers may make margin purchases of securities and, in that regard, can borrow money from brokers and banks for investment purposes. This practice, which is known as “leverage,” is speculative and involves certain risks. The Fund also may borrow money. If the Fund borrows money, including through the use of a credit facility to fund repurchase offers, the Fund’s portfolio will be exposed to the risks of leverage. See “Investment Strategy—Additional Fund Policies—Borrowing.”

Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

Although leverage can increase investment returns if a Portfolio Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of investments held by Portfolio Funds that engage in this practice. In the event that a Portfolio Fund’s equity or debt instruments decline in value, the Portfolio Fund could be subject to a “margin call” or “collateral call,” pursuant to which the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of a Portfolio Fund’s assets, the Portfolio Fund Manager might not be able to liquidate assets quickly enough to pay off the Portfolio Fund’s borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. Portfolio Funds also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Derivatives.    The Portfolio Fund Managers may make extensive use of derivatives in their trading. The Fund also may engage in derivative transactions. Derivatives often carry a high degree of embedded leverage and, consequently, are highly price sensitive to changes in the reference asset underlying the derivative and in interest rates, government policies, economic forecasts and other factors which generally have a much less direct impact on the price levels of the underlying instruments.

The Portfolio Funds and the Fund may in the future trade in derivative instruments not presently contemplated or even available. Special risks may apply to such instruments that cannot be determined at this time or until such instruments are developed or invested in by the Portfolio Funds and the Fund. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty (including risks relating to the financial soundness and creditworthiness of the counterparty), legal risk and operations risk.

The derivatives market is largely unregulated. It is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s or Portfolio Fund’s ability to terminate existing derivatives or to realize amounts to be received under such contracts.

Options.    Certain of the Portfolio Fund Managers engage in a substantial amount of options trading, both for speculative and for hedging purposes. The Fund also may engage in options trading. Options trading involves certain risks which trading in the underlying securities alone does not. For example, interest rates and market volatility may affect option values. In addition, options have limited life spans and an option may expire worthless despite the underlying position becoming profitable soon thereafter. If the Fund or a Portfolio Fund writes (sells) options, the Fund or Portfolio Fund may sustain major marked-to-market losses—even if the options sold are never “in-the-money”—as a result of increases in market volatility and/or market movements towards the strike prices of such options.

Swap Contract Risk.    The Fund and the Portfolio Funds have the ability to enter into swap contracts. In addition to the risk of leverage, swap contracts are subject to risk related to the creditworthiness of the counterparty to the swap contract. There can be no assurance that a counterparty will not default on its obligations, if any, to a Portfolio Fund. If there is a default by a counterparty to the swap contract, the Portfolio Fund’s potential loss generally is the net amount of payments the Portfolio Fund is contractually entitled to receive for one payment period, if any. A Portfolio Fund may have contractual remedies pursuant to the swap contract, but there is no guarantee that the Portfolio Fund would be successful in pursuing them. A Portfolio Fund thus assumes the risk that it will be delayed or prevented from obtaining payments that it is owed by a defaulting counterparty.

The swaps market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Portfolio Fund’s ability to terminate existing swap contracts or to realize amounts to be received under such contracts.

Single Stock Futures.    Trading futures on individual stocks involves contracts that are priced, valued and margined much like a stock index futures contract. However, the market for single stock futures is relatively new and not available in all countries. The limited market for single stock futures may affect the liquidity of such instruments. Furthermore, trading in single stock futures typically involves a high degree of leverage that carries inherent risks, as discussed below.

In general, futures markets are highly volatile and are influenced by factors such as changing supply and demand relationships, governmental programs and policies, national and international political and economic events and changes in interest rates. The low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures or options thereon, and the Portfolio Funds or the Fund, as applicable, may be required to maintain a position until exercise or expiration, which could result in losses. Trading in futures and options thereon are highly specialized activities that may entail greater than ordinary investment or trading risks.

Smaller and Medium Capitalization Companies.    The Portfolio Fund Managers may invest a substantial amount of the Portfolio Funds’ capital in small to medium capitalization companies. The Fund also may make direct investments in small and medium capitalization companies. These companies have less ability to withstand adverse market conditions than larger issuers, and their securities are often thinly traded and highly volatile in price. While small companies often have good growth potential, they typically involve higher risks because they may lack the management experience, financial resources, product diversification and personnel available to their larger competitors.

Fixed-Income Securities.    The value of fixed-income securities in which Portfolio Funds or the Fund may invest will change in response to fluctuations in interest rates. Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities generally can be expected to decline.

The Portfolio Funds and the Fund may invest in zero coupon bonds and deferred interest bonds, which are debt obligations issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations of the same maturity that provide for regular payments of interest.

High-Yield Securities.    Portfolio Funds and the Fund may invest in high-yield securities. Such securities are generally not exchange traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds. In addition, Portfolio Funds and the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. (Neither the Portfolio Funds nor the Fund are required to hedge, and may choose not to do so.) High-yield securities that are below investment grade or unrated face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

Risks of Distressed Securities.    The fact that companies are in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation, means that their securities are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Such securities are speculative and involve substantial risks, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to a Portfolio Fund’s or the Fund’s investment in any instrument, and a significant portion of the obligations and preferred stock in which a Portfolio Fund or the Fund invests may be less than investment grade.

Recent Developments with Sub-prime Mortgage Market.     Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the following risks:

Mortgage-Backed and Asset-Backed Securities.    The Portfolio Funds and the Fund may invest in securities that represent an interest in a pool of mortgages (“MBS”) and credit card receivables or other types of asset backed loans (“ABS”). The investment characteristics of MBS and ABS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time.

Prepayment Risk.    The frequency at which prepayments (including voluntary prepayments by the obligors and liquidations due to default and foreclosures) occur on loans underlying MBS and ABS will be affected by a variety of factors including the prevailing level of interest rates as well as economic, demographic, tax, social, legal and other factors. Generally, mortgage obligors tend to prepay their mortgages when prevailing mortgage rates fall below the interest rates on their mortgage loans. Although ABS are generally less likely to experience substantial prepayments than are MBS, certain of the factors that affect the rate of prepayments on MBS also affect the rate of prepayments on ABS. However, during any particular period, the predominant factors affecting prepayment rates on MBS and ABS may be different.

In general, “premium” securities (securities whose market values exceed their principal or par amounts) are adversely affected by faster than anticipated prepayments, and “discount” securities (securities whose principal or par amounts exceed their market values) are adversely affected by slower than anticipated prepayments. Since many MBS will be discount securities when interest rates are high, and will be premium securities when interest rates are low, these MBS may be adversely affected by changes in prepayments in any interest rate environment.

The adverse effects of prepayments may impact Portfolio Funds and the Fund in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Portfolio Fund Managers or the Subadviser may have constructed for these investments, if any, resulting in a loss to Portfolio Funds and/or the Fund. In particular, prepayments (at par) may limit the potential upside of many MBS to their principal or par amounts, whereas their corresponding hedges often have the potential for unlimited loss.

Index Risk.    The Portfolio Funds and the Fund also may invest in structured notes, variable rate MBS and ABS, including adjustable-rate mortgage securities (“ARMs”), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation (“CMO”) derivatives, whereby the rate of interest payable varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and that also interact in a complex fashion with prepayment risks.

CMOs and MBS Derivatives.    The CMO and stripped MBS markets were developed specifically to reallocate the various risks inherent in MBS across various bond classes (“tranches”). For example, CMO “companion” classes typically experience much greater average life variability than other CMO classes or MBS pass-throughs. Interest-only pass-through securities experience greater yield variability relative to changes in prepayments. “Inverse floaters” experience greater variability of returns relative to changes in interest rates. To the extent that a Portfolio Fund or the Fund concentrates its investments in these or other “derivative” securities, the prepayment risks, interest rate risks and hedging risks associated with such securities will be severely magnified.

Subordinated Securities.    Investments in subordinated MBS and ABS involve greater credit risk of default than the senior classes of the issue or series. Default risks may be further pronounced in the case of MBS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying mortgage loans. Certain subordinated securities (“first loss securities”) absorb all losses from default before any other class of securities is at risk, particularly if such securities have been issued with little or no credit enhancement or equity. Such securities therefore possess some of the attributes typically associated with equity investments.

Risks of Investments in Real Assets.    The Fund may make investments in Portfolio Funds, normally in the form of PFICs, that directly and indirectly invest in real assets. Investments in real assets involve a high degree of risk, including significant financial, operating, and competitive risks. Frequently, real estate and other real asset investments involve the use of substantial leverage (or borrowed money), which will increase the exposure of such assets to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located, enhancing the risk of loss. Also, real asset investments involve exposure to business cycles, local economic conditions and other factors that may not be present with other types of investments. These risks may be increased for investments in real assets located outside of the United States. Foreign markets can be more volatile than the U.S. markets due to increased risk of adverse issuer, political, regulatory, market, or economic developments and can perform differently than the U.S. market. Some of the specific risks attributable to real asset investments may include, but are not limited to:

Transactional Risks.    Real asset transactions may fail to perform in accordance with expectations due to unexpected risks. Such risks include: (i) costs may exceed original estimates; (ii) occupancy and rental rates at the property may be below projections; (iii) financing may not be available on favorable terms, or at all; (iv) construction, renovation, leasing or rental of a property may not be completed on schedule; (v) there may be difficulties or delays in obtaining necessary zoning, land-use, building, occupancy, and other governmental permits and authorizations; (vi) construction, renovation, operation, and maintenance costs may exceed budget; (vii) shortages or increased rates charged for water, fuel or electricity, or allocations thereof by suppliers or governmental agencies, could adversely affect the value of a real estate investment and a real asset investor’s ability to sell such an investment; and (viii) an investment could become subject to an eminent domain or inverse condemnation action.

Changes in Supply and Demand.    Periodic fluctuations in general and local market conditions, shifts in general economic conditions or population levels, an oversupply of real estate in a local area, the lack of demand for real estate in particular areas, and fluctuations in lease and occupancy rates, may have an adverse effect on the ability to lease real property or dispose of real assets profitably.

Vacancy Rates May Be Greater than Projected.    If current tenants do not renew or extend their leases, or if they default or delay the payment of rent, the operating results, profitability and financial viability of a real asset investment could be substantially affected.

Property Management; Contractors.    A property manager will often have responsibilities to manage the day to day operations of real asset investments, and a real asset investor will depend on the services of construction contractors and other service providers in many cases. There is no guarantee that an investment will not be mismanaged, or services will not be properly delivered, with adverse results to the economic returns of such investments.

Environmental Matters.    Under various federal, state and local laws, ordinances and regulations, an owner of a real asset may be liable for the costs of clean-up of certain conditions relating to the presence of hazardous or toxic materials on, in, or emanating from a property, and any related damages to natural resources. Such laws often impose liability without regard to whether the owner knew of, or was responsible for, the presence of hazardous or toxic materials. If such liability is imposed, a real asset investor may suffer adverse economic results.

Risks Inherent in Natural Resource and Energy Investments.    The Fund may make investments in Portfolio Funds, normally in the form of PFICs, that concentrate investments in natural resources, such as timber and mineral resources. The costs associated with the development, production, transportation, and marketing of natural resources are subject to many risks and an investment that depends upon the continued and long-term success of these activities is inherently uncertain. Investments in such sectors may be affected by a number of factors not present with other investments, including, without limitation, local and global commodity price fluctuations, government regulation, environmental issues, shifts in supply and demand for such resources, land use and title issues, import and export duties and other trade issues, changing macroeconomic conditions, changes in fuel and other input prices, and labor issues.

It is also likely some of the Portfolio Funds will make energy-related investments. The costs associated with the exploration, development, production, transportation, and marketing of energy-related resources are subject to many risks and an investment that depends upon the continued and long-term success of these activities is inherently uncertain. Investments in the energy sector may be affected by a number of factors not present with other investments, including, without limitation, obsolescence or failure of an energy source or energy technology to gain acceptance in the marketplace, federal and local regulatory issues, changing environmental regulations or public sentiment, changing macroeconomic conditions or input prices, inadequate reserves, speculation in the energy markets, adverse changes in relationships or contracts with public and private customers, labor issues, and other risks associated with the timing, amount and cost of production. Many energy-related resources are subject to governmental regulations that can change over time.

The energy industry can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events, and economic conditions. The natural resources industry can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations. At times, the performance of securities of companies in the energy and natural resource industry will lag the performance of other industries or the broader market as a whole.

The operations and financial performance of energy and natural resources companies, especially those which own underlying commodities, may be directly affected by energy commodity prices. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather and natural disasters on demand and supply, levels of domestic production and imported commodities, energy conservation policies, trends and practices, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy and natural resources companies which are involved in the transportation, processing, storing, distribution, or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy and natural resources companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Risks of Private Equity Investments.    Private equity investments are subject to the risks associated with the business underlying the investment, including market conditions, changes in regulatory requirements, reliance on management at the Portfolio Fund and underlying company levels, interest rate and currency fluctuations, general economic conditions, domestic or foreign political developments, capital market conditions, and other factors. There can be no assurance that the future performance of a Portfolio Fund or the companies in which it invests will be positive or that investments will result in rates of return that are consistent with prior performance.

Private equity investments involve risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. These companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and stronger management teams. Leveraged buyout (“LBO”) investments involve risks associated with the substantial indebtedness incurred in connection with LBO transactions. Accordingly, the profitability of LBO companies, as well as appreciation of the investments in such companies, whether held directly or indirectly by the Fund, will depend in part upon prevailing interest rates and the ability of businesses to meet interest payments arising under their debt obligations.

Other risks of private equity investments may include, but are not limited to:

Non-Controlling Investments.    A Portfolio Fund may hold non-controlling interests in the businesses in which it invests and, therefore, may have a limited ability to protect its position in such companies.

Liability for Participation in Management.    Participation in management by a Portfolio Fund can produce greater exposure to liability for the underlying company’s business. Membership on the board of directors or participation as an officer of a company can result in being named as a defendant in litigation. As such, Portfolio Funds may be subject to increased risks.

Illiquidity; Concentrated Portfolios.    A Portfolio Fund may require extended lock-up periods on investments and may only provide for limited redemption rights. As a result, the Fund’s investment in Portfolio Funds pursuing a private equity investment strategy may be considered illiquid. Portfolio Funds that pursue a private equity investment strategy may commit large portions of their capital to make investments in a relatively small amount of underlying companies. Accordingly, the operational performance of a small number of issuers may have a large effect on the performance of the Portfolio Fund.

When-Issued and Delayed Delivery Securities.    The Portfolio Funds and the Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the purchaser later than a normal settlement date for such securities at a stated price and yield. The purchaser generally would not pay for such securities or start earning interest on them until they are received. When the purchaser undertakes a when-issued or delayed delivery obligation, however, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased on a when-issued or delayed delivery basis may result in the purchaser’s incurring a loss or missing an opportunity to make an alternative investment. When-issued and delayed delivery purchase commitments could cause a fund’s NAV per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund’s NAV. The purchaser may sell the right to acquire the security prior to delivery, which may result in a gain or loss.

Lending of Portfolio Securities.    The Fund’s Board of Trustees may, in its discretion, authorize the Fund to lend its portfolio securities to broker-dealers or institutional investors that the Adviser and the Subadviser deem qualified. Lending securities enables the lender to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the lender’s portfolio securities generally must maintain acceptable collateral in an amount, marked-to-market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral normally is limited to cash, U.S. Government securities and irrevocable letters of credit. The lender may reinvest cash collateral in money market instruments or other cash and cash-equivalents, including other investment companies that invest in these types of securities. The Fund also may reinvest cash collateral in private investment vehicles similar to money market funds. In the case of the Fund, in determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser and the Subadviser will consider, and during the period of the loan, will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered by the Adviser or the Subadviser to be in the Fund’s interest.

Repurchase Agreements.    Repurchase agreements are transactions in which a purchaser purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Normally, custody of the underlying obligations prior to their repurchase is maintained by the purchaser, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the purchaser and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the purchaser may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements in transactions with only counterparties believed by the Adviser or the Subadviser to present minimum credit risks.

Reverse Repurchase Agreements.    Reverse repurchase agreements involve the sale of securities held by a fund subject to a fund’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. In the case of the Fund, reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when the fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Market Disruption Risk.    The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. These terrorist attacks, and the continued threat of these attacks and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets.

Similar disruptions of the financial and currency markets could adversely affect the market prices of the Portfolio Fund’s or Fund’s investments, interest rates, secondary trading, ratings, credit risk, inflation and other factors that impact the Portfolio Fund’s or Fund’s shares.

General Economic and Market Conditions.    The success of a Portfolio Fund’s or the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of a Portfolio Fund’s or the Fund’s investments. Unexpected market volatility or changes in liquidity could impair a Portfolio Fund’s or the Fund’s profitability or result in its suffering losses.

Risk of Loss.    The Fund could incur substantial, or even total, losses on an investment in one or more Portfolio Funds. The investment strategies employed by the Portfolio Funds may involve a high level of risk.

Investing Globally.    Issuers are generally subject to different accounting, auditing and financial reporting standards in different countries throughout the world. The volume of trading, the volatility of prices and the liquidity of securities may vary in the markets of different countries. Hours of business, customs and access to these markets by outside investors may also vary. In addition, the level of government supervision and regulation of securities exchanges, securities dealers and listed and unlisted companies is different throughout the world. The laws of some countries may limit the ability to invest in securities of certain issuers located in those countries. In addition, there may be a lack of adequate legal recourse for the redress of disputes and in some countries the pursuit of such disputes may be subject to a highly prejudiced legal system.

Different markets also have different clearance and settlement procedures. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio Funds or the Fund are uninvested and no return is earned thereon. The inability of Portfolio Funds or the Fund to make intended security purchases due to settlement problems could cause the Portfolio Funds or the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses due to subsequent declines in value of the portfolio security or, if the Portfolio Fund or the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

With respect to certain countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets, managed or manipulated exchange-rates and other issues affecting currency conversion, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

Exchange-Rate Risk.    The Portfolio Funds and the Fund may invest in the securities of foreign issuers, denominated in currencies other than the U.S. dollar. Consequently, the Fund is subject to the exchange-rate risk of the dollar increasing in value against the functional currency of such investments.

Hedging.    Neither Portfolio Fund Managers nor the Subadviser on behalf of the Fund will, in general, attempt to hedge all market or other risks inherent in their respective portfolio positions, and will hedge certain risks, if at all, only partially. A Portfolio Fund or the Fund may choose not, or may determine that it is economically unattractive, to hedge certain risks—either in respect of particular positions or in respect of its overall portfolio. A Portfolio Fund’s and the Fund’s portfolio composition will commonly result in various directional market risks remaining unhedged.

The Portfolio Fund Managers and the Subadviser on behalf of the Fund generally may enter into hedging transactions with the intention of reducing or controlling risk. Even if a Portfolio Fund Manager or the

Subadviser is successful in doing so, the cost of hedging will reduce returns. Furthermore, it is possible that the Portfolio Fund Manager’s or Subadviser’s hedging strategies will not be effective in controlling risk, due to unexpected noncorrelation (or even positive correlation) between the hedging instrument and the position being hedged, increasing rather than reducing both risk and losses.

To the extent that a Portfolio Fund Manager or the Subadviser hedges, its hedges may not be static but rather might need to be continually adjusted based on the Portfolio Fund Manager’s or Subadviser’s assessment of market conditions, as well as the expected degree of non-correlation between the hedges and the portfolio being hedged. The success of a Portfolio Fund Manager’s or the Subadviser’s hedging strategy may depend on its ability to implement this dynamic hedging approach efficiently and cost effectively, as well as on the accuracy of such Portfolio Fund Manager’s or the Subadviser’s ongoing judgments concerning the hedging positions to be acquired.

Short Selling.    Some or all of the Portfolio Fund Managers may attempt to limit a Portfolio Fund’s exposure to a possible decline in the value of its portfolio securities through short sales of securities that the Portfolio Fund Manager believes possess volatility characteristics similar to those being hedged. In addition, Portfolio Fund Managers may use short sales for non-hedging purposes to pursue their investment objectives. For example, a Portfolio Fund may effect a short sale of a security if, in the Portfolio Fund Manager’s view, the security is over-valued in relation to the issuer’s prospects for growth.

To effect a short sale, a Portfolio Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively. This investment technique is considered speculative. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

Management Risks of Portfolio Funds

Portfolio Fund Manager Misconduct or Bad Judgment.    The Fund will have no, or only limited, access to information regarding the activities of Portfolio Fund Managers. Furthermore, the Fund cannot guarantee the accuracy or completeness of such information. As a consequence, it will be difficult, if not impossible, for the Subadviser to protect the Fund from the risk of Portfolio Fund Manager fraud, misrepresentation or material strategy alteration. Shareholders themselves will have no direct dealings or contractual relationships with the Portfolio Fund Managers in their capacity as investors in the Fund.

Reliance on Corporate Management and Financial Reporting.    Many of the strategies implemented by the Portfolio Funds rely on the financial information made available by the issuers in which the Portfolio Funds invest. The Fund has no ability to independently verify the financial information disseminated by the thousands of issuers in which the Portfolio Funds invest and is dependent upon the integrity of both the management of these issuers and the financial reporting process in general. Recent events have demonstrated the material losses which investors such as the Fund can incur as a result of corporate mismanagement, fraud and accounting irregularities.

Loss of Portfolio Fund Manager Principals.    Certain Portfolio Fund Managers may have only one or a limited number of principals. If the services of any of such principals became unavailable, a Portfolio Fund might sustain losses that would adversely affect the Fund.

Risks of Fund Structure

Confidential Information Conflicts.    In the course of its investment activities, the Subadviser and its affiliates may from time to time come into possession of confidential information which the Subadviser is prohibited from using for the benefit of the Fund, and which would have caused the Subadviser to take or omit to take certain actions on behalf of the Fund had the Subadviser been permitted to do so.

Liquidity (Repurchase) Risks.    It is not expected that Fund shares will be traded on any securities exchange or other market, and shares will be subject to substantial restrictions on transfer. Although the Fund may offer to repurchase shares from time to time, a shareholder investing as of a given date should not expect to be able to liquidate shares for up to six months, and possibly longer.

Limited Liquidity and Limited Availability of Portfolio Fund Investments.    Among the principal disadvantages and risks inherent in the Fund’s fund of funds structure are the restrictions imposed on the Subadviser’s asset allocation and investment flexibility and risk control as a result of the limited liquidity of the Portfolio Funds, as well as their limited availability to accept investments from the Fund.

The Fund could be unable to withdraw its capital from a Portfolio Fund for some months despite major losses being incurred or after the Subadviser has determined that the Portfolio Fund Manager operating such Portfolio Fund has deviated from its announced trading policies and strategy. This may restrict the Subadviser’s ability to reallocate the Fund’s assets in a timely manner in response to changing market circumstances.

Portfolio Fund Manager Changes.    Portfolio Fund Managers may be changed without advance notice to shareholders, including between the time an investor subscribes and the time his subscription is invested in the Fund’s shares. Investors will not be informed in advance of the allocations or reallocations of the Fund’s assets among the different Portfolio Funds.

Portfolio Turnover.    The Portfolio Funds are not generally restricted in effecting transactions by any limitation with regard to their respective portfolio turnover rates. In light of the Portfolio Funds’ investment objectives and policies, it is likely that the portfolio turnover rates of a number of the Portfolio Funds may exceed 100% per annum, which will result in significant transaction costs for such Portfolio Funds and, therefore, the Fund. As a result of this portfolio turnover, a significant portion of the Fund’s gains, if any, will be derived from short-term capital gains taxable as ordinary income. Shareholders will bear the tax burden of any such gains.

Ability to Invest Directly.    An investor in the Fund meeting the eligibility conditions imposed by the Portfolio Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Portfolio Funds. By investing in the Portfolio Funds indirectly through the Fund, an investor bears a portion of the Fund’s management fee and other expenses of the Fund, and also indirectly bears a portion of the asset-based fees, performance compensation and other expenses borne by the Fund as an investor in the Portfolio Funds.

Withdrawals; In Kind Redemptions.    Portfolio Funds may permit or require that redemptions of interests be made in kind. Upon its withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In such a case, the Subadviser would seek to cause the Fund to dispose of these securities in a manner that is in the Fund’s best interests. The Fund may not be able to withdraw from a Portfolio Fund except at certain designated times, limiting the ability of the Subadviser to withdraw assets from a Portfolio Fund that may have poor performance or for other reasons. The Fund also may be subject to fees imposed on withdrawals from the Portfolio Funds, especially with respect to “early withdrawals” made within the “lock-up” or penalty period, if any, of a particular Portfolio Fund.

Side Pocket Risk.    Some of the Portfolio Funds may hold a portion of their assets in “side pockets,” which are separate sub-funds or investments within a Portfolio Fund that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in a Portfolio Fund may provide.

The Fund will not invest in side pockets of Portfolio Funds. However, should the Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment and may encounter considerable delay in doing so. In such cases, until the Fund is permitted to fully liquidate its interest in a Portfolio Fund, the value of its investment in such Portfolio Fund could fluctuate based on adjustments to the fair value of the side pocket as determined by the Portfolio Fund Manager.

Valuation Calculation Risk.    The Fund values its investments in Portfolio Funds at fair value in accordance with procedures established by the Board of Trustees. The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Fund calculates its month-end NAV and NAV per share, may be subject to later adjustment, based on information reasonably available at that time. The Fund will pay redemption proceeds, as well as calculate management fees, on the basis of net asset valuations determined using the best information available as of the valuation date. In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Fund has determined a NAV, the Fund will generally not make any retroactive adjustment to such NAV, or to any amounts paid based on such NAV, to reflect a revised valuation. If, after the Fund pays repurchase proceeds, one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the tendering shareholders (if the valuations are revised upward) or the remaining shareholders (if the valuations are revised downwards) will bear the risk of such revisions. A tendering shareholder will neither receive distributions from, nor will it be required to reimburse, the Fund in such circumstances. This may have the effect of diluting or increasing the economic interest of other shareholders. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by shareholders who had their shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to NAV of a Portfolio Fund adversely affect the Fund’s NAV, the outstanding shares of the Fund will be adversely affected by prior repurchases to the benefit of shareholders who had their shares repurchased at a NAV per share higher than the adjusted amount. Conversely, any increases in the NAV per share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding shares and to the detriment of shareholders who previously had their shares repurchased at a NAV per share lower than the adjusted amount. New shareholders may be affected in a similar way, because the same principles apply to the purchase of shares.

Investments in Non-Voting Stock.    To avoid potential adverse regulatory consequences, the Fund may need to hold its interest in a Portfolio Fund in non-voting form or limit its voting rights to a certain percentage. The Fund generally does not intend to own 5% or more of the voting securities of any Portfolio Fund. This limitation on voting rights is intended to ensure that a Portfolio Fund is not deemed an “affiliated person” of the Fund for purposes of the Investment Company Act, which may potentially impose limits on transactions with the Portfolio Funds both by the Fund and other clients of the Subadviser. There are, however, other statutory tests of affiliation (such as on the basis of control), and a Portfolio Fund may be deemed an “affiliated person” of the Fund notwithstanding these limitations. If this were the case, transactions between the Fund and a Portfolio Fund could potentially be subject to the prohibitions of Section 17 of the Investment Company Act if an appropriate exemption were not available.

In order to comply with this 5% limitation, the Fund may, at the time of investment, elect to invest in a class of a Portfolio Fund’s non-voting securities (if such a class is available) or may contractually waive all voting rights associated with the investment or those that would exceed the 5% limitation. Waivers of voting rights typically will be effected by means of a written agreement with the relevant Portfolio Fund pursuant to which the Fund automatically (and in most cases irrevocably) waives any voting rights it may hold subject to certain requirements. Other investment funds or accounts managed by the Subadviser also may waive voting rights in a particular Portfolio Fund. Determinations of whether the Fund will waive its voting rights are made by the Subadviser as part of the investment process. When deciding to waive voting rights, the Subadviser considers only the interests of the Fund and not the interests of the Subadviser or those of its other clients. The Fund has not established specific written procedures relating to this process.

As a general matter, unlike public corporations or registered investment companies, the Portfolio Funds in which the Fund will invest provide their shareholders with an ability to vote only under limited circumstances (if at all). The Fund’s practices regarding investment in non-voting securities of Portfolio Funds or waivers of its voting rights are, therefore, not expected to adversely affect the Fund’s operations or its rights as an investor in a Portfolio Fund. It is possible, however, that the Fund could be precluded from participating in a vote on a particular issue, including an issue that may have a material adverse consequence to the Fund. The Subadviser considers this risk minimal relative to the increased flexibility potentially available to the Fund and its shareholders from investing in non-voting securities.

Control Positions.    Portfolio Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject a Portfolio Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adverse to the Portfolio Funds, such Portfolio Funds likely would suffer losses on their investments.

Fees of Portfolio Funds

Charges; Layering of Fees.    The Fund is subject to a layering of fees; each Portfolio Fund Manager charges fees, as does the Fund itself. The combined effect of this double level of fees will have a material effect on performance over time.

Portfolio Fund Managers’ Incentive Compensation.    The Portfolio Fund Managers receive incentive compensation, which may lead them to take positions that involve more risk than the Portfolio Fund Managers might otherwise have accepted.

Portfolio Fund Managers’ Incentive Compensation Based on Unrealized as Well as Realized Gains.    The Portfolio Fund Managers’ incentive compensation will be based on unrealized as well as realized gains. There can be no assurance that such gains will, in fact, ever be recognized. Furthermore, the valuation of unrealized gain and loss may be subject to material subsequent revision.

A Portfolio Fund Manager will receive any performance compensation to which it is entitled, irrespective of the performance of the other Portfolio Funds and the Fund generally. Thus, a Portfolio Fund Manager with positive performance may receive performance compensation from the Fund, as an investor in an underlying Portfolio Fund, and indirectly from the Fund’s investors, even if the Fund’s overall returns are negative. Investment decisions for the Portfolio Funds are made by the Portfolio Fund Managers independently of each other. Consequently, at any particular time, one Portfolio Fund may be purchasing interests in an issuer at the same time such interests are being sold by another Portfolio Fund. Investing by Portfolio Funds in this manner could cause the Fund to incur certain transaction costs without accomplishing any net investment result.

Risks Related to Regulation

Absence of Regulation.    The Portfolio Funds in which the Fund invests generally will not be registered as investment companies under the Investment Company Act. Therefore the Fund will not be entitled to the protections of the Investment Company Act with respect to investments in unregistered Portfolio Funds. In addition, the Portfolio Fund Managers of the Portfolio Funds often will not be registered as investment advisers under the Investment Advisers Act of 1940 (“Advisers Act”). Therefore, the Fund as an investor in the Portfolio Funds managed by such Portfolio Managers will not have the benefit of certain of the protections of the Advisers Act.

Some protections afforded by the Investment Company Act to investors in registered investment companies include the limitations applicable to the use of leverage, the requirements concerning the custody of assets and approvals of investment advisory agreements.

Revised Regulatory Interpretations Could Make Certain Strategies Obsolete.    In addition to proposed and actual accounting changes, there have recently been certain well-publicized incidents of regulators unexpectedly taking positions which prohibited trading strategies which had been implemented in a variety of formats for many years. In the current unsettled regulatory environment, it is impossible to predict if future regulatory developments might adversely affect the Fund.

Possibility of Additional Government or Market Regulation.    Market disruptions and the dramatic increase in the capital allocated to alternative investment strategies during recent years have led to increased governmental as well as self-regulatory scrutiny of the “hedge fund” industry in general. Legislation proposing greater regulation of the industry periodically is considered by Congress, as well as the governing bodies of non-U.S. jurisdictions. While it is unclear what long term effect such a registration requirement could have on Portfolio Funds and the alternative fund industry generally, a possible result could be increased costs of operating an alternative fund business, with the result that there may be a trend of consolidation of Portfolio Fund Managers or a decrease in the availability of product offerings by new Portfolio Fund Managers. It is impossible to predict what, if any, other changes in the regulations applicable to the Fund, the Portfolio Funds, the Adviser and their affiliates, the markets in which they trade and invest or the counterparties with which they do business may be instituted in the future. Any such current or future regulation could have a material adverse impact on the profit potential of the Fund, as well as require increased transparency as to the identity of the shareholders.

OTHER RISKS

Availability of Investment Opportunities.    The business of identifying and structuring investments of the types contemplated by the Fund is specialized, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Similarly, identification of attractive investment opportunities by Portfolio Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a Portfolio Fund Manager, a Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Investment funds sponsored, managed or advised by the Advisers or their affiliates may seek investment opportunities similar to those the Fund may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to the Fund.

Increased Competition in Alternative Asset Investments.    In recent years, there has been a marked increase in the number of, and flow of capital into, investment vehicles established in order to implement alternative asset investment strategies, including the strategies to be implemented by the Fund. While the precise effect cannot be determined, such increase may result in greater competition for investment opportunities, or may result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions. Prospective investors should understand that the Fund may compete with other investment vehicles (including the Advisers’ proprietary or private funds and accounts), as well as investment and commercial banking firms, which may have substantially greater resources, in terms of financial resources and research staffs, than may be available to the Fund.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects.    The Board of Trustees may authorize the Fund to repurchase the shares held by a shareholder or other person acquiring shares from or through a shareholder, if among other situations:

•

the shares have been transferred in violation of the Fund’s policies or have vested in any person other than by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency, adjudicated incompetence, dissolution, merger, reorganization, or termination of the shareholder;

•

ownership of the shares by the shareholder or other person likely will cause the Fund to be in violation of, or subject the Fund to new or additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•

continued ownership of the shares by the shareholder or other person may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Subadviser, the Adviser or any of their affiliates, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by the shareholder or other person in connection with the acquisition of the shares was not true when made or has ceased to be true;

•

the shareholder is subject to special regulatory or compliance requirements, such as those imposed by the Bank Holding Company Act, certain Federal Communications Commission regulations, or Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (collectively, “Special Laws or Regulations”), and the Fund determines that the shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold shares; or

•	it would be in the best interests of the Fund to repurchase the shares or a portion of them.

An effect of these provisions may be to deprive an investor of an opportunity for a return even though other investors might enjoy such a return.

LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Portfolio Funds, the Fund and the shares are not, and are not intended to be, a complete explanation of the risks involved in an investment in the Fund. Those discussions do, however, summarize the principal risks that should be considered before investing. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest. In addition, as the investment program of the Fund may change over time, an investment in the Fund may be subject to risk factors not described in this prospectus.

INVESTMENT RESTRICTIONS

The Fund’s investment objective as well as the following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

In applying the investment restrictions and other policies described in this Prospectus, other than for certain tax compliance monitoring, the Fund will not “look through” to the investments and trading activity of the Portfolio Funds. In addition, if a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated in this prospectus, will not constitute a deviation from the restriction or policy. Under the fundamental investment restrictions the Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.	Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in Portfolio Funds (including PFICs) that hold direct or indirect interests in real estate, commodities or commodity contracts; (ii) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (iii) invest in securities directly or indirectly secured by timber, oil, natural gas, coal, electricity or other energy related commodities or securities issued by entities that invest in or hold such commodities; and (iv) purchase and sell forward contracts, financial futures contracts and options thereon.

3.	Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.

4.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

5.

Make loans to other persons, except that (i) the Fund may issue preferred stock; (ii) the Fund will not be deemed to be making a loan to the extent that the Fund takes short positions using futures or forward contracts, purchases bonds, debentures or other debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.

6.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, neither the Fund’s investments in Portfolio Funds generally nor its investments in Portfolio Funds following the same Investment Styles or Alternative Strategies are deemed to be an investment in a single industry.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Trustees without shareholder approval, provide that the Fund may not:

1.	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC.

2.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction number 3 above or except as may be necessary in connection with transactions described under “Investment Strategy” above.

3.	Purchase any securities on margin except as may be necessary in connection with transactions described under “Investment Strategy” above and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with forward contracts and futures contracts and options thereon is not considered the purchase of a security on margin).

If a percentage restriction on investment policies or the investment or use of assets set out above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the Investment Company Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

The Adviser is owned and controlled by Merrill Lynch and Merrill Lynch owns a controlling interest in the Subadviser. Because of the affiliation of Merrill Lynch with the Advisers, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal.

TRUSTEES AND OFFICERS

The Fund’s Board of Trustees (the “Board” or “Trustees”) has overall responsibility for monitoring and overseeing the investment program of the Fund and its management and operations. The Board of Trustees will monitor and oversee the business affairs of the Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of an investment company registered under the Investment Company Act organized as a corporation and has complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business.

Audit Committee

Each Trustee is a member of the Fund’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board of Trustees take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of Trustees of the Fund has adopted a written charter for the Committee. The Committee has retained independent legal counsel to assist it in connection with its duties. Since the Fund’s organization, the Committee has held [        ] meetings.

Nominating and Corporate Governance Committee

Each Trustee is a member of the Board’s Nominating and Corporate Governance Committee. The principal responsibilities of the Nominating and Corporate Governance Committee are (i) to identify individuals qualified to serve as non-interested Trustees of the Fund; (ii) to recommend its nominees for consideration by the full Board; (iii) to evaluate the qualification of current Trustees who are eligible for re-election to the Board of Trustees; (iv) to develop and recommend to the full Board a set of corporate governance principles for the Fund; and (v) to conduct, for the full Board’s review, an annual evaluation of the performance of the Board and each committee, including consideration of the effectiveness of the committee structure of the Board and the number of funds on whose boards each Trustee serves. While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the Fund’s non-interested Trustees, the Nominating and Corporate Governance Committee may consider nominations for the office of Trustee made by shareholders or by Fund management, as it deems appropriate. Shareholders who wish to recommend a nominee should send to the Secretary of the Fund a nomination submission that includes all information relating to the recommended nominee that is required to be disclosed in a solicitation or proxy statement for the election of Trustees and that sets out the qualifications of the proposed nominee. Nomination submissions must be accompanied by a written consent of the recommended nominee to stand for election if nominated by the Board and to serve if elected by shareholders. Since the Fund’s organization, the Nominating and Corporate Governance Committee has held [        ] meetings.

Biographical Information

Certain biographical and other information relating to the non-interested Trustees of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser and its affiliates (“IQ Advisors Advised funds”) and any public Director/Trusteeships.

Biographical Information of the Non-Interested Trustees of the Fund

Name, Age and Address(1)	Position(s)(2) Held with the Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of IQ Advisors Advised Funds and Portfolios Overseen	Public Directorships
Paul Glasserman (45)	Trustee and Chairman of Audit Committee	Since December 2007	Professor, Columbia University Business School (1991 to present); Senior Vice Dean since July 2004.	11	None

Steven W. Kohlhagen (60)	Trustee and Chairman of Nominating and Corporate Governance Committee	Since December 2007	Retired since August 2002; Managing Director, Wachovia National Bank and its predecessors (1992 to 2002).	11	Ametek, Inc. (manufacturer of electronic instruments and electromechanical devices) and Reval Holdings, Inc. (derivative systems provider)

William J. Rainer (61)	Trustee and Chairman of the Board	Since December 2007	Retired since November 2004; Chairman and Chief Executive Officer, OneChicago, LLC, a designated contract market (2001 to November 2004); Chairman, U.S. Commodity Futures Trading Commission (1999-2001).	11	None

Laura S. Unger (46)	Trustee	Since December 2007	Independent Consultant; Commissioner of the SEC, November 1997 to February 2002, Acting Chairperson of the SEC (February to August 2001); Regulatory Expert for CNBC (June 2002 through June 2003).	11	CA, Inc. (software), Ambac Financial Group, Inc.

(1)	The address of each non-interested Trustee is P.O. Box 9011, Princeton, New Jersey 08543-9011. [TO BE UPDATED]
(2)	Each of the non-interested Trustees is a member of the Audit Committee and the Nominating and Corporate Governance Committee.
(3)	Each Trustee serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Declaration of Trust, By-Laws or by statute.

Currently no person who would be considered an “interested person” of the Fund, as defined in the Investment Company Act, serves as a Trustee of the Fund.

Biographical Information of the Executive Officers of the Fund

Name, Address(1) and Age of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Mitchell M. Cox (42)	President	Since 2007	IQ Investment Advisors LLC, President since April 2004; MLPFS, Managing Director, Head of Financial Products Group since 2007; MLPFS, Managing Director, Head of Global Private Client Market Investments and Origination (2003-2007); MLPFS, Managing Director, Head of Structured Products Origination and Sales (2001-2003); FAM Distributors, Inc. (“FAMD”), Director since 2006; IQ Financial Products LLC, Director since 2006.

James E. Hillman (50)	Treasurer	Since 2007	IQ Investment Advisors LLC, Treasurer since March 2007; MLPFS, Director, Structured and Alternative Solutions since 2007; Managed Account Advisors LLC, Treasurer since November 2006; MLPFS, Director, Global Private Client Market Investments & Origination (September 2006-2007); Citigroup Alternative Investments Tax Advantaged Short Term Fund, Director, 2006; Korea Equity Fund Inc., Director, 2006; Independent Consultant, January to September 2006; The Bank of New York, Inc., Managing Director, 1999-2006.

Justin C. Ferri (32)	Vice President	Since 2007	IQ Investment Advisors LLC, Vice President since 2005; MLPFS, Director, Structured and Alternative Solutions since 2007; MLPFS, Director, Global Private Client Market Investments & Origination (2005-2007); MLPFS, Vice President, Head of Global Private Client Rampart Equity Derivatives (2004-2005); MLPFS, Vice President, Co-Head Global Private Client Domestic Analytic Development (2002-2004).

Colleen R. Rusch (40)	Vice President and Secretary	Since 2007	IQ Investment Advisors LLC, Chief Administrative Officer and Secretary since 2007, Vice President since 2005; MLPFS, Director, Structured and Alternative Solutions since 2007; MLPFS, Director, Global Private Client Market Investments & Origination (2005-2007); MLIM, Director (January 2005 to July 2005); MLIM, Vice President (1998-2004).

Martin G. Byrne (45)	Chief Legal Officer and Anti-Money Laundering Officer	Since 2007	IQ Investment Advisors LLC, Chief Legal Officer since June 2006; Merrill Lynch & Co., Inc., Office of General Counsel, Managing Director, 2006-present, First Vice President (2002-2006); Managed Account Advisors LLC, Chief Legal Officer since November 2006; FAMD, Director since 2006.

Catherine Johnston (53)	Chief Compliance Officer	Since 2007	IQ Investment Advisors LLC, Chief Compliance Officer since April 2007; BlackRock, Inc., Director since 2006; MLIM, Director (2003-2006), Vice President (1998-2003).

Michael Higuchi (28)	Vice President	Since 2007

MLPFS, Vice President, Structured and Alternative Solutions since 2007; ML&Co., Inc., Vice President, Corporate Finance Treasury (2006-2007); ML&Co., Inc., Assistant Vice President, Corporate Finance Treasury (2005-2006); ML&Co., Inc., Senior Specialist, Corporate Finance Treasury (2003-2005).

(1)	The address of each executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011. [TO BE UPDATED]

Share Ownership

Information relating to each Trustee’s ownership of shares in the Fund and ownership of securities in all IQ Advisors-advised funds that are overseen by the respective Trustee as of December 31, 2007 is set out in the chart below:

Name	Aggregate Dollar Range of Shares in the Fund	Aggregate Dollar Range of Securities in IQ Advisors Advised Funds
Paul Glasserman	None	None
Steven W. Kohlhagen	None	None
William J. Rainer	None	None
Laura S. Unger	None	None

Compensation of Trustees

The following table sets forth the estimated compensation to be paid by the Fund to the Trustees projected through the end of the Fund’s first fiscal year and the projected aggregate compensation to be paid to them from all the registered IQ Advisors Advised Funds for the calendar year ending December 31, 2008.

Name	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses(2)	Total Compensation from the Fund and Fund Complex Paid to Each Non-interested Trustee(3)
Paul Glasserman	$	None	$
Steven W. Kohlhagen	$	None	$
William J. Rainer	$	None	$
Laura S. Unger	$	None	$

(1)	The Fund is newly formed and the amounts listed are estimated for the Fund’s fiscal year ending March 31, 2008.
(2)	The Fund does not have a bonus, profit sharing or retirement plan, and Trustees do not receive any pension or retirement benefits.
(3)	Each Trustee currently serves as a director/trustee for ten funds (including the Fund) in the IQ Advisors Advised Fund complex.
(4)	Chairman of the Board of Trustees.

INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

The Adviser

The Adviser, which is owned and controlled by Merrill Lynch, a financial services holding company, provides the Fund with investment advisory, management and certain limited administrative services. The Adviser is a limited liability company formed under the laws of the State of Delaware. The Adviser had approximately $2.5 billion worth of assets under management as of January 1, 2008. The principal business address of the Adviser is 4 World Financial Center, 6th Floor, New York, New York 10080.

The Adviser takes a non-traditional approach to asset management by seeking to identify specific economic or strategic investment themes that may fill particular investor needs. The Adviser defines a disciplined portfolio management strategy based on each theme and seeks to provide the strategy to investors in what it believes to be a scalable and cost-effective manner. In many cases, the Adviser may collaborate in connection with its proprietary products with an asset manager who has a high degree of expertise in the specific investment theme, and may retain the manager to act as subadviser with respect to portfolio implementation.

The management agreement between the Fund and the Adviser through which the Adviser provides investment advisory, management and other services to the Fund (the “Management Agreement”) provides that, subject to the supervision of the Fund’s Board of Trustees, the Adviser is responsible for management and oversight of the Fund’s portfolio. The Adviser has certain oversight responsibility for the implementation of the strategy by the Subadviser.

Management Agreement

The Management Agreement obligates the Adviser to provide investment advisory, management and other services to the Fund. For its services, the Fund pays the Adviser a monthly fee at the annual rate of 1.30% of an aggregate of the Fund’s monthly net assets, payable monthly in arrears (the “Management Fee”).

Unless earlier terminated as described below, the Management Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement with the Adviser will be available in the Fund’s annual report for the period ending [                    ], 2008.

The Subadviser

The Adviser has entered into a subadvisory agreement (“Subadvisory Agreement”) with the Subadviser, Sterling Stamos Capital Management, L.P., pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a limited partnership formed under the laws of the State of Delaware, is registered as an investment adviser with the SEC under the Advisers Act. The Subadviser managed and supervised approximately $4.5 billion of assets as of January 1, 2008. Under the Subadvisory Agreement, the Adviser compensates the Subadviser at an annual rate of 0.70% of the Fund’s monthly net assets, payable monthly in arrears. The Subadviser’s principal office, including its office for service of process, is located at 450 Park Avenue, New York, NY 10022.

A wholly-owned subsidiary of Merrill Lynch owns an interest in the Subadviser. Merrill Lynch has designated directors to the Subadviser’s board of directors but this board of directors does not oversee investment decisions or other day-to-day operations of the Subadviser.

The Portfolio Managers

Unless otherwise indicated, the information below is provided as of the date of this prospectus.

The following individuals at the Subadviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Mr. Peter S. Stamos is the founder, Chairman, and CEO of Sterling Stamos Capital Management, L.P.

Prior to founding Sterling Stamos, Mr. Stamos was the CEO of SAI (a Perot Systems company), a Management Consultant with Booz Allen & Hamilton and McKinsey & Company, and Chief of Staff and Chief Economist for US Senator Bill Bradley. Mr. Stamos also taught Economics at Harvard University, where he received the Allyn Young Award for Teaching Excellence.

Mr. Stamos currently serves as the Chair of the Investment Advisory Board for Major League Baseball and Chairman of the Investment Committee for the Board of Stanford University Hospital and Clinics.

Mr. Stamos earned a BA in Economics and Political Science from Stanford University, where he was a Truman Scholar, received the J.E. Wallace Sterling Award, and graduated Phi Beta Kappa with Honors and Distinction. Mr. Stamos holds a JD from Harvard Law School with Honors and a doctorate from Oxford University, where he was a Rhodes Scholar.

Mr. Ashok Chachra is the Chief Investment Strategist and Head of Absolute Return Funds of Sterling Stamos. He is responsible for portfolio manager sourcing, due diligence, risk management, and ongoing portfolio monitoring. Prior to joining Sterling Stamos, he was a Consultant with McKinsey & Company, focusing on assignments in the financial services and healthcare industry sectors.

Mr. Chachra earned a BS in Business Administration with University Honors from Carnegie Mellon University.

Mr. David G. Hood is the Managing Director of Real Assets of Sterling Stamos, where he is responsible for management and oversight of the firm’s real assets investment platform. Prior to joining Sterling Stamos, Mr. Hood was an investment partner with Seagate Properties, a Bay Area real estate investor. In 2002, Mr. Hood joined Carmel Partners as a Principal, primarily responsible for capital formation and investor relations, where he successfully helped launch and raise a $215 million institutional real estate fund. Prior to his tenure at Carmel, Mr. Hood co-founded Rosenberg Hood Ventures (“RHV”), a San Francisco-based commercial real estate investment entity that acquired and developed over 750,000 square feet of San Francisco office/parking complexes. From 1994 to 1997, Mr. Hood was a partner at Lone Star Opportunity Fund, where he helped in the company’s fundraising, acquisition, financing, and asset management, of over $1 billion in real estate assets. Mr. Hood was also an original member of Lone Star’s predecessor company, Brazos Fund, a Robert M. Bass sponsored investment entity that, together with its related entities, acquired over $3 billion in real estate assets. From 1985 to 1992, Mr. Hood worked as a Partner at several real estate development companies including Trammell Crow, Hillman Properties and Barker Interests. A Trustee of Sunny Hills Children’s Garden and Marin Primary & Middle School, Mr. Hood also serves on the Advisory Committee of the City of Hope and Omega Boys Club.

Mr. Hood holds a BA from Stanford University and an MBA from Harvard Business School.

Mr. Michael Kastner is the Managing Director of Fixed Income and Head of Risk Management of Sterling Stamos. Mr. Kastner has 20 years of investment management experience and is responsible for management and oversight of the firm’s fixed income platform. Previously, Mr. Kastner spent seven years with Deutsche Bank, New York as Head of Taxable Fixed Income Portfolio Management and an Investment Policy Committee Member. While in those roles, he actively managed approximately $10 billion in assets and chaired the Fixed Income Strategy Group. He was also Director of Fixed Income and Foreign Exchange, Americas Region at NatWest-Coutts & Co. Mr. Kastner’s previous experience also includes positions with Société Générale and Chicago Research and Trading. He has been recognized for his work by leading industry publications and is a published author of several articles on fixed income management technique. Mr. Kastner is frequently quoted in leading financial publications, including the Wall Street Journal and the Financial Times and has appeared on CNBC and Bloomberg Television and Radio.

Mr. Kastner earned a BA in Business and English from Towson University and an MBA in Finance from George Washington University. He is a Chartered Financial Analyst, President of the Treasury Securities Luncheon Club, member of the Socially Responsible Investing Committee of the New York Society of Security Analysts, and a member of the Educational Advisory Board of the International Securities Market Association, London.

Mr. Rohit Kumar is the Managing Director of Risk Management. He is responsible for portfolio risk management and due diligence efforts for all the Sterling Stamos funds. His previous experience includes rating and criteria development & research in the Residential Mortgage Backed Securities group at Standard & Poor’s,

Analytical Fixed Income Division of Citigroup, distressed debt research with Professor Edward I. Altman at the Salomon Center at New York University, distressed debt restructuring in India, and business development and operations management in the IT consulting industry in California.

Mr. Kumar received his MBA from New York University Stern School of Business. He is currently a CFA charter holder. He also received a degree in Management from Xavier Institute of Management and his undergraduate degree from the Institute of Technology, Banaras Hindu University.

Mr. John Lee is the Managing Director of the Endowment Funds of Sterling Stamos. Before joining Sterling Stamos, Mr. Lee was a Department Head at Visa USA, leading strategy and operations for their Authentication and Authorizations Technology Services group. He also spent six years at Charles Schwab, managing a team in the company’s Electronic Brokerage Technology Enterprise. His experience also includes stints at several Silicon Valley startup ventures, including Guru.com.

Mr. Lee received a BA from Stanford University.

Ms. Joanna Strober is the Managing Director of Private Equity of Sterling Stamos. Ms. Strober has spent more than 12 years making direct investments in private equity and venture capital. Before joining Sterling Stamos, she was Managing Director at Pacific Community Ventures, a small-market buyout and growth capital fund. Prior to Pacific Community Ventures, she was Managing Director at Symphony Technology Group, a technology buyout fund with an emphasis on software and software services, including overseas outsourcing opportunities. She was previously a General Partner at Bessemer Venture Partners, where she invested in software and internet companies. Ms. Strober’s investments at Bessemer Venture Partners included BlueNile (Nasdaq: NILE), Flycast (Nasdaq: FCST, sold to CMGI), HotJobs (Nasdaq: HOTJ, sold to Monster), eToys (Nasdaq: ETYS), and Gloss.com (sold to Estee Lauder). She remains on the Board of Directors of BlueNile where she is a member of the Audit and Corporate Governance Committees.

Ms. Strober earned a BA in Political Science from University of Pennsylvania, where she graduated Phi Beta Kappa, and a JD from the University of California at Los Angeles.

Ms. Cathy Tse is a Managing Director on the Investment Team of Sterling Stamos, with primary responsibility for managing the firm’s investments in equities, including global long-short, activist, and long biased equity strategies. In addition to portfolio management responsibilities, she is also responsible for the day-to-day management of the team. Prior to working with Sterling Stamos, Ms. Tse spent nearly five years as an institutional trader in the International Equities Division of Merrill Lynch in New York. Her previous experience includes positions with the Equity Derivatives Controllers Group at Goldman Sachs and the Financial Institutions Group at Arthur Andersen.

Ms. Tse earned an undergraduate degree in Accounting from New York University. She received an MBA in Finance from The Wharton School.

Compensation

All Sterling Stamos employees are paid a base salary, with an opportunity to earn a bonus, which varies depending on job level and is set at the sole discretion of the Subadviser’s compensation committee. Compensation is not normally tied to a portfolio manager’s performance relative to a particular benchmark. No Sterling Stamos employees are compensated on the basis of assets raised. Wage and salary increases are based on merit and business conditions. Length of service and cost of living generally are not considered. Sterling Stamos conducts compensation reviews periodically, often following a performance review. Sterling Stamos has also implemented an additional incentive plan whereby employees may share in the incentive fees generated by certain accounts managed based on contribution and performance. All employees are eligible for this additional bonus.

Sterling Stamos also encourages ongoing education and provides time and monetary support for employees taking additional classes related to their job functions to improve their skills and knowledge base. In addition, Sterling Stamos provides employees with a 401(k) plan, but does not match contributions at this time.

Other Accounts Managed.    The Portfolio Managers are primarily responsible for the day-to-day portfolio management of the Fund and the following other accounts:*

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
Peter S. Stamos	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	36	$6,297,812,937	31	$5,771,997,740
	Other Accounts:	20	$146,426,826	0	$0
Ashok Chachra	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	9	$3,171,501,688	9	$3,171,501,688
	Other Accounts:	0	$0	0	$0
David G. Hood	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	5	$386,050,000	5	$386,050,000
	Other Accounts:	0	$0	0	$0
Michael Kastner	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	36	$6,297,812,937	31	$5,771,997,740
	Other Accounts:	20	$146,426,826	0	$0
Rohit Kumar	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	36	$6,297,812,937	31	$5,771,997,740
	Other Accounts:	20	$146,426,826	0	$0
John Lee	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	6	$796,869,602	5	$735,188,098
	Other Accounts:	0	$0	0	$0
Joanna Strober	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	1	$150,000,000	1	$150,000,000
	Other Accounts:	0	$0	0	$0
Cathy Tse	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	9	$1,177,122,054	9	$1,177,122,054
	Other Accounts:	0	$0	0	$0

*	Assets are as of January 1, 2008. The information included in the table does not include the Fund.

Material Conflicts of Interest

It is the policy of the Subadviser to provide individual investment advice and treatment to each account it manages. With respect to allocations of limited investment opportunities, such as privately placed securities and initial public offerings of securities, the Subadviser will determine whether the accounts it manages (including the Fund) are eligible to participate in those opportunities. Limited investment opportunities will generally be allocated among all eligible accounts (including the Fund) in proportion to their relative capital balances in accordance with the procedures adopted by the Subadviser. Accounts without sufficient available capital will not participate. In certain circumstances, the Subadviser may give added weight to those accounts whose investment programs are responsible for obtaining the investment opportunity when allocating limited investment opportunities. Please see “Conflicts of Interest” for a more detailed discussion of the conflicts of interest that may arise during the Subadviser’s management of the Fund.

Beneficial Ownership of Securities.    As of the date of this prospectus, none of the Portfolio Managers beneficially owns any equity securities of the Fund.

Subadvisory Agreement

The Adviser has entered into a Subadvisory Agreement with the Subadviser, pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. For its services, the Adviser pays the Subadviser a monthly fee at the annual rate of 0.70% of an aggregate of the Fund’s average net assets from the Management Fee. The Subadvisory Agreement has been structured to operate in the same manner as the Management Agreement, and the Subadviser will not be entitled to any fees unless and until the Adviser has received the Management Fee from the Fund.

Unless earlier terminated as described below, the Subadvisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. The Subadvisory Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund. The Subadvisory Agreement terminates automatically if the Management Agreement terminates.

A discussion regarding the basis of the Board of Trustees’ approval of the Subadvisory Agreement with the Subadviser will be available in the Fund’s annual report for the period ending [                    ], 2008.

Administration Agreement

The Fund has entered into an Administration Agreement with [                                                 ] (the “Administrator”). The Administration Agreement provides that the Fund will pay the Administrator an administration fee of [        ]% of the Fund’s monthly net assets for the performance of certain administrative services necessary for the operation of the Fund. The fees paid to the Administrator will be paid by the Fund out of the Fund’s assets.

Distribution Agreement

The Fund has entered into a non-exclusive Distribution Agreement with FAM Distributors, Inc. (“FAMD”), as initial distributor of the Fund (the “Distributor”). The Distribution Agreement provides that the Distributor will use its best efforts to distribute Fund shares to Eligible Investors. FAMD is allowed to engage other sub-distributors (each a “Sub-Distributor”). Distributors and Sub-Distributors may charge a fee for their services at a maximum rate of 2.50% of an investor’s subscription amount.

Investor Services Agreement

The Fund has entered into an investor servicing agreement with FAMD (the “Services Agreement”). Under the terms of the Services Agreement, FAMD is authorized to retain Sub-Distributors to provide ongoing distribution and sales support services as well as investor and shareholder services. Under the Services Agreement, the Fund will pay a monthly service fee computed at the annual rate of 0.70% of the Fund’s average month-end net assets to FAMD, to reimburse FAMD for payments made to Sub-Distributors and for ongoing distribution and sales support services as well as investor servicing activities performed by FAMD.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated to the Subadviser authority to vote all proxies relating to the Fund’s portfolio securities pursuant to the proxy voting policies and procedures set out in Appendix B to this prospectus. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (or any lesser period of time ending June 30 if the Fund has not been operating for that long) of each year is available starting August 31 of that year without charge, upon request, by calling toll free 1-877-449-4742 or through the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

CODE OF ETHICS

The Fund’s Board of Trustees approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund and the Adviser. Each of the Subadviser and the Distributor is subject to a separate Code of Ethics under Rule 17j-1. The Codes of Ethics establish policies and procedures for personal investing by employees and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Codes of Ethics also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this prospectus.

BROKERAGE TRANSACTIONS

Subject to policies established by the Board of Trustees and oversight by the Adviser, the Subadviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of any brokerage. Because the Fund expects that most of its purchases of securities will be made directly from the issuer (i.e., the Portfolio Funds), the Advisers expect to engage in brokerage transactions on a more limited basis. When engaging in brokerage transactions, the Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain what are believed to be the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Each Portfolio Fund Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Advisers expect that each Portfolio Fund Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially as described below, although the Advisers can give no assurance that a Portfolio Fund Manager will adhere to, and comply with, the described practices. The Advisers generally expect that, in selecting brokers and dealers to effect transactions on behalf of a Portfolio Fund, a Portfolio Fund Manager will seek to obtain the best price and execution for the transactions, taking into account such factors as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Subject to appropriate disclosure, however, Portfolio Fund Managers of Portfolio Funds that are not investment companies registered under the Investment Company Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Portfolio Fund Manager rather than its Portfolio Fund. The Subadviser may consider the adequacy of the broker selection process employed by a Portfolio Fund Manager, as well as the above principles, as a factor in determining whether to invest in its Portfolio Fund. Each Portfolio Fund Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

Consistent with seeking best price and execution, a Portfolio Fund Manager may place brokerage orders with brokers (including affiliates of the Advisers) that may provide the Portfolio Fund Manager and its affiliates with supplemental research, market and statistical information (“soft dollar items”), including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Fund Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Fund Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by the Portfolio Fund Manager in connection with a Portfolio Fund in which the Fund invests. Conversely, the information provided to the Portfolio Fund Manager by brokers and dealers through which other clients of the Portfolio Fund Manager and its affiliates effect securities transactions may be useful to the Portfolio Fund Manager in providing services to a Portfolio Fund. In accordance with provisions of the Investment Company Act, an affiliate of the Advisers may effect brokerage transactions for a Portfolio Fund.

Section 28(e) of the Securities Exchange Act of 1934, as amended, specifically permits the use of research-related soft dollar items in the manner described above. Soft dollar items that are not research-related are, however, outside the scope of Section 28(e). Soft dollars not generated through agency transactions in securities (for example, those generated with respect to certain types of derivatives transaction) are also outside the Section 28(e) safe harbor. The Portfolio Fund Managers may receive soft dollar items outside the safe harbor.

The Board of Trustees has adopted procedures designed to ensure that commission rates paid to affiliates of the Advisers by the Fund will be fair and reasonable within the meaning of the Investment Company Act. These procedures do not, however, govern payments by a Portfolio Fund.

Portfolio Turnover

Under normal circumstances, the Fund expects to incur portfolio turnover at a rate of less than 100% in any fiscal year. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. The Portfolio Funds may have a substantially high portfolio turnover rate. A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for shareholders.

NET ASSET VALUATION

The Fund will calculate its NAV as of 4:00 P.M. on the last business day of each calendar month and such other dates as the Board of Trustees, upon advice from the Adviser, may determine in its discretion. In determining its NAV, the Fund generally values its investments as of month-end.

The NAV of the Fund equals the value of its assets, less all of its liabilities, including accrued fees and expenses. Expenses, including the advisory fee and the costs of any borrowings, are accrued on a monthly basis on the day NAV is calculated and taken into account for the purpose of determining NAV. The NAV per share equals the NAV of the Fund divided by the number of its outstanding shares. The Board of Trustees has approved procedures pursuant to which the Fund’s investments in Portfolio Funds are valued at fair value. In accordance with these procedures, fair value as of each month-end ordinarily is the value determined as of such month-end for each Portfolio Fund in accordance with the Portfolio Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a Portfolio Fund represents the amount that the Fund could reasonably expect to receive from a Portfolio Fund if its interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In making this determination, the Fund may consider factors such as, among others; (i) the price at which recent subscriptions for or redemptions of the Portfolio Fund’s interests were effected; (ii) information provided to the Fund, the Subadviser or the Adviser by a Portfolio Fund Manager, or the failure to provide such information as the Portfolio Fund Manager agreed to provide in the Portfolio Fund’s offering materials or other agreements with the Fund; (iii) relevant news and other sources; and (iv) market events. In the unlikely event that a Portfolio Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Fund values its portfolio.

Prior to investing in any Portfolio Fund, the Subadviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund. Although procedures approved by the Board of Trustees provide that the Subadviser will review the valuations provided by the Portfolio Fund Managers of the Portfolio Funds, and will periodically review the valuation methodologies used by the Portfolio Funds, neither the Subadviser, Adviser nor the Board of Trustees will be able to confirm independently the accuracy of valuations provided by such Portfolio Fund Managers (which are unaudited).

The Fund’s valuation procedures require the Fund to consider all relevant information available at the time the Fund values its portfolio. The Subadviser, Adviser and/or the Board of Trustees will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager of a Portfolio Fund does not represent the fair value of the Fund’s interests in the Portfolio Fund. Although redemptions of interests in Portfolio Funds normally are subject to advance notice requirements, Portfolio Funds typically will make available NAV information to holders representing the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board of Trustees, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. For example, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Portfolio Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Portfolio Fund. Any such decision would be made in good faith, and would be subject to the review and supervision of the Board of Trustees.

The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Fund calculates its month-end NAV and NAV per share, may be subject to later adjustment, based on information reasonably available at that time. The Fund will pay redemption proceeds, as well as calculate advisory fees, on the basis of net asset valuations determined using the best information available as of the valuation date. In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Fund has determined a NAV, the Fund generally will not make any retroactive adjustment to such NAV, or to any amounts paid based on such NAV, to reflect a revised valuation. If, after the Fund pays repurchase proceeds, one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the tendering shareholders (if the valuations are revised upward) or the remaining shareholders (if the valuations are revised downwards) will bear the risk of such revisions. A tendering shareholder will neither receive distributions from, nor will it be required to reimburse, the Fund in such circumstances. This may have the effect of diluting or increasing the economic interest of other shareholders. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by shareholders who had their shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to NAV of a Portfolio Fund adversely affect the Fund’s NAV, the outstanding shares of the Fund will be adversely affected by prior repurchases to the benefit of shareholders who had their shares repurchased at a NAV per share higher than the adjusted amount. Conversely, any increases in the NAV per share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding shares and to the detriment of shareholders who previously had their shares repurchased at a NAV per share lower than the adjusted amount. New shareholders, as well as shareholders purchasing additional shares, may be affected in a similar way because the same principles apply to the subscription for shares.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net assets if the Board of Trustees’ or the Subadviser’s or Adviser’s judgments regarding appropriate valuations should prove incorrect.

CONFLICTS OF INTEREST

The Adviser, the Subadviser and Their Affiliates

Activities of the Adviser, Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, FAMD and their affiliates (collectively, “Merrill Lynch”); the Subadviser; and Other Accounts Managed by the Subadviser and/or Merrill Lynch.

Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. Merrill Lynch and the Subadviser are affiliates of one another. Merrill Lynch and the Subadviser and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund (collectively, “Affiliates”), are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and the shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Fund.

As of the date of this prospectus, Merrill Lynch held a significant economic interest in the Subadviser. As a result, the Adviser’s employment of the Subadviser to perform subadvisory services for the Fund could be considered a conflict of interest, including because Merrill Lynch may benefit from the subadvisory fees paid to the Subadviser.

The Subadviser will devote to the Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s investment activities. The Subadviser and its Affiliates are not restricted from forming investment funds (including investment funds that follow similar investment programs), from entering into other investment advisory or subadvisory relationships, or from engaging in other business activities. As described in this prospectus, the Subadviser currently manages several accounts other than the Fund that consist of a substantial amount of assets. These activities could be viewed as creating a conflict of interest in that the time and effort of the Subadviser will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and its other business activities.

The Subadviser has a conflict of interest in selecting Portfolio Funds because certain investors in such Portfolio Funds may be other investment funds managed by the Subadviser or its Affiliates. Consequently, the Subadviser will have a conflict of interest in deciding whether to invest with more speculative Portfolio Funds, thereby potentially increasing the returns of the Fund and other investment funds managed by the Subadviser and the best interests of the shareholders of the Fund. The Subadviser, its Affiliates and their employees manage other investment funds that may pursue investment objectives similar to those of the Fund. The Subadviser and its Affiliates may also manage discretionary accounts, in which the Fund will have no interest, some of which may have investment objectives similar to the Fund.

Merrill Lynch and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund or a Portfolio Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund or a Portfolio Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund or a Portfolio Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund or a Portfolio Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When the advisory affiliates of Merrill Lynch seek to purchase or sell the same assets for their managed accounts, including the Fund or a Portfolio Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund or a Portfolio Fund.

In addition, transactions in investments by one or more other accounts managed by Merrill Lynch, the Subadviser and or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund or a Portfolio Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When Merrill Lynch and the Subadviser or another Affiliate implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund or a Portfolio Fund, market impact, liquidity constraints, or other factors could result in the Fund or Portfolio Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund or the Portfolio Fund could otherwise be disadvantaged. Merrill Lynch, the Subadviser or another Affiliate may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by Merrill Lynch, the Subadviser or another Affiliate. For example, the sale of a long position or establishment of a short position by the Fund or a Portfolio Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund or a Portfolio Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

The Subadviser and its Affiliates, including affiliates of Merrill Lynch, manage a number of different multi-adviser accounts. Often a Portfolio Fund may only permit one entity managed by the same adviser to invest. Consequently, if the Subadviser is required in its Portfolio Fund selections to allocate availability among the Fund and such other accounts, it may have a conflict of interest in doing so.

Affiliates of the Subadviser may have access to information regarding the Portfolio Funds in which the Fund invests. Shareholders should be aware, however, that the Subadviser will generally be unable to access such information due to confidentiality, “Ethical Wall” or other legal considerations. As a result, the Subadviser may sometimes make investment decisions different than those it would make if it had such access, and such decisions may result in a material loss to the Fund. Affiliates are not required to, and are generally prohibited from, affording the Subadviser access to all relevant information they may possess.

The Subadviser may from time to time come into possession of confidential information relating to a Portfolio Fund that the Subadviser will not use for the benefit of the Fund, due to confidentiality concerns or legal considerations. In addition, the Subadviser may also develop analyses or opinions of one or more Portfolio Funds, and buy or sell interests in one or more Portfolio Funds, on behalf of other “funds of funds” operated by the Subadviser but not on behalf of the Fund. The Subadviser regards its analyses as proprietary and confidential, and will not disclose its opinions or purchase and sale activities regarding any Portfolio Fund except to the extent disclosed to investors in the periodic reports distributed by the Subadviser.

The Subadviser and its Affiliates, or other funds advised by the Subadviser and its Affiliates, may invest in Portfolio Funds on different terms than the Fund, and could redeem an investment in a Portfolio Fund at a time that is disadvantageous for the Portfolio Fund and the Fund. The Fund, when the Subadviser deems it appropriate, may borrow funds from affiliates of the Subadviser to the extent permitted by applicable law at rates negotiated with such affiliate (which may not be the most favorable available to the Fund). Portfolio Fund

Managers may also borrow from Affiliates of the Subadviser, or engage in transactions with an Affiliate of the Subadviser in connection with which a Portfolio Fund pledges collateral to the affiliate. In addition, in its capacity as lender or counterparty, such affiliate may take actions, such as foreclosing on collateral, which may have a material adverse effect on the Fund. The Fund will not be entitled to, and may not receive, any special consideration or forbearance by such affiliate in the exercise of such affiliate’s rights as a result of the Fund’s relationship with the Subadviser.

Merrill Lynch, the Subadviser, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund or a Portfolio Fund has invested, and those activities may have an adverse effect on the Fund or the Portfolio Fund. As a result, prices, availability, liquidity and terms of the Fund’s or Portfolio Fund’s investments may be negatively impacted by the activities of Merrill Lynch, other Affiliates or their clients, and transactions for the Fund or Portfolio Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Fund or a Portfolio Fund’s investment activities may differ significantly from the results achieved by Merrill Lynch, the Subadviser and their Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund or a Portfolio Fund. Moreover, it is possible that the Fund or a Portfolio Fund will sustain losses during periods in which one or more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund or a Portfolio Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Subadviser, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Subadviser and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of the Fund, the Subadviser may have access to certain fundamental analysis and proprietary technical models developed by itself or one or more Affiliates (including Merrill Lynch). The Subadviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither Merrill Lynch, the Subadviser nor any of their Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Subadviser will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Merrill Lynch and its Affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Subadviser in managing the Fund.

The Subadviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of Merrill Lynch or another Affiliate, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of Merrill Lynch or another Affiliate. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund or a Portfolio Fund invests or which may be based on the performance of the Fund. The Fund or a Portfolio Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of Merrill Lynch or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Merrill Lynch and its Affiliates on an arms-length basis. Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by the Fund or a Portfolio Fund. The Fund’s or a Portfolio Fund’s use of such trading or information systems may enhance the profitability of Merrill Lynch and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Fund or a Portfolio Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund or a Portfolio Fund as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund or a Portfolio Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Fund or a Portfolio Fund.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither Merrill Lynch, the Subadviser nor any of their Affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of Merrill Lynch, the Subadviser or any of their Affiliates in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other Merrill Lynch or Sterling Stamos client accounts. Merrill Lynch, the Subadviser and their advisory affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

The Subadviser may select brokers (including, without limitation, Affiliates of the Adviser) that furnish the Subadviser, the Fund or a Portfolio Fund, other Merrill Lynch client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Subadviser’s view, appropriate assistance to the Subadviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; quotation equipment and services; and research oriented computer hardware, software, and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund or a Portfolio Fund and other Merrill Lynch client accounts, including in connection with Merrill Lynch client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other Merrill Lynch client accounts relative to the Fund or a Portfolio Fund based on the amount of brokerage commissions paid by the Fund or a Portfolio Fund and such other Merrill Lynch client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other Merrill Lynch client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund or a Portfolio Fund and to such other Merrill Lynch client accounts. To the extent that the Subadviser uses soft dollars, it will not have to pay for those products and services itself. The Subadviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Subadviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Subadviser.

Merrill Lynch and the Subadviser have each adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with their fiduciary obligations to their clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of Merrill Lynch may have the effect of favoring the interests of other clients or businesses of other divisions or units of Merrill Lynch and/or other Affiliates, provided that Merrill Lynch believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is possible that the Fund or a Portfolio Fund may invest in securities of companies with which Merrill Lynch or an Affiliate has or is trying to develop investment banking relationships, as well as securities of entities in which Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. The Fund or a Portfolio Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund or a Portfolio Fund and the interests of other clients of Merrill Lynch or another Affiliate. In making investment decisions for the Fund, the Subadviser is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit the Fund’s flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Fund. With respect to Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. Merrill Lynch, other Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. Merrill Lynch and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

To the extent permitted by applicable law, Merrill Lynch or its Affiliates may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Fund and/or other Merrill Lynch products. In addition to placement fees, sales loads or similar distribution charges, such payments may be made out of Merrill Lynch’s assets, or amounts payable to Merrill Lynch rather than a separately identified charge to the Fund or other products. Such payments may compensate Intermediaries for, among other things: marketing the Fund and other products; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by Merrill Lynch may also compensate Intermediaries for sub-accounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products.

The payments made by Merrill Lynch may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by Merrill Lynch. In connection with any such investments, the Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.

The Subadviser, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Subadviser that are the same, different from or made at different times than positions taken for the Fund or a Portfolio Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Adviser and the Subadviser each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. This reference to the website does not incorporate the contents of the website into this prospectus.

The Advisers and their Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or the Adviser by the SEC. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to Merrill Lynch or another Affiliate’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by Merrill Lynch or its Affiliates would not be subject to some of those considerations. There may be periods when the Subadviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of Merrill Lynch or its Affiliates serve as directors of companies the securities of which the Fund or a Portfolio Fund wish to purchase or sell. However, if permitted by applicable law, the Fund or a Portfolio Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of Merrill Lynch or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause Merrill Lynch, the Fund or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Subadviser on behalf of clients to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Subadviser on behalf of clients may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Subadviser, in its discretion, deems it appropriate.

Present and future activities of Merrill Lynch and its Affiliates, including the Advisers, in addition to those described in this section, may give rise to additional conflicts of interest.

Conflicts of Interest of Portfolio Fund Investments

Each Portfolio Fund Manager and its principals are entitled to engage in other activities, including managing other discretionary accounts and investment funds. Accordingly, conflicts may arise with respect to the time and resources that a Portfolio Fund Manager and its principals devote to a Portfolio Fund, allocation of investment opportunities between a Portfolio Fund and other accounts managed by a Portfolio Fund Manager, or transactions between a Portfolio Fund Manager and its affiliates on behalf of a Portfolio Fund.

Conflicts of interest may arise from the fact that the Portfolio Fund Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. The Portfolio Fund Managers may have financial incentives to favor certain of such accounts over the Portfolio Funds. Any of their proprietary accounts and other customer accounts may compete with the Portfolio Funds for specific trades, or may hold positions opposite to positions maintained on behalf of the Portfolio Funds. The Portfolio Fund Managers may give advice and recommend securities to, or buy or sell securities for, Portfolio Funds, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Portfolio Funds.

Market quotations regarding certain investments by Portfolio Funds may not always be available. In such cases, valuations of such Portfolio Funds’ investments may be made by the applicable Portfolio Fund Manager in its sole discretion. The Portfolio Fund Managers will have a conflict of interest in making such valuations, because such valuations will affect the Portfolio Fund’s NAV and, consequently, the incentive compensation and the amount of management fees that such Portfolio Fund Manager receives for its services.

Conflicts of Interest of Affiliate as Shareholder

It is anticipated that, [            ], an entity controlled by Merrill Lynch, will either own all or substantially all of the shares upon the commencement of the Fund’s operations and may hold a large amount of shares over the life of the Fund. As a majority shareholder, [            ] will hold a substantial amount of the Fund’s voting securities, and may be able to exercise a controlling influence in matters submitted to a vote of shareholders, including, but not limited to, the election of Trustees, approval or renewal of advisory or subadvisory contracts, and any vote relating to a reorganization or merger of the Fund. As a majority shareholder, [            ] also would have the ability to call special meetings of the Fund pursuant to the Bylaws of the Fund. The ability to exercise a controlling influence over the Fund may result in conflicts of interest because, among other things, [            ] is an indirect affiliate of the Adviser, Subadviser and FAMD. [            ] is not bound by any procedures or policies that may limit its activities as a shareholder.

SUBSCRIPTIONS FOR SHARES

Subscription Terms

Shares are offered at their NAV. The minimum initial investment from each investor is $50,000, which includes the payment of any applicable distribution fees, and the minimum additional investment (excluding reinvested distributions) is $1,000. Shares are intended for sale only to investors that meet all requirements to invest in the Fund. See “Eligible Investors.” The Fund intends to accept subscriptions for shares as of the first business day of each calendar month (a “business day” being any day on which banks in New York City are not required or permitted to close), except that the Fund may offer shares more frequently as determined by the Board of Trustees. In order to subscribe for shares, an investor’s completed subscription agreement must be delivered to the [                    ] at least [                    ] business days before the investor’s proposed subscription. An existing shareholder generally may subscribe for additional shares by completing an additional subscription agreement, and must provide notice of the proposed subscription amount to the [                    ] at least [                    ] business days before the proposed subscription. Subscriptions are subject to the receipt of cleared funds from the investor’s account prior to the applicable subscription date in the full amount of the subscription. Cleared funds must be available in the investor’s account no later than [seven] business days prior to the particular subscription date or such other date as the [                    ] may determine in its sole discretion and communicate to the investor (the “Funding Deadline”). If an investor’s subscription agreement is accepted by the [                    ] prior to the Funding Deadline, subscription monies will be debited from the investor’s account by the [                    ], who is servicing the investor’s account (as described below). The Fund reserves the right to reject any subscription for shares, and the Fund may, in its sole discretion, suspend subscriptions for shares at any time and from time to time.

An investor’s subscription for shares is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the shares in a tender offering. See “Redemptions, Repurchases and Transfer Restrictions” below. The Board of Trustees may, in its discretion, cause the Fund to repurchase a shareholder’s entire interest in the Fund ( i.e., all shares held by the shareholder) if the shareholder’s interest in the Fund as a result of repurchase or transfer requests by the shareholder, is less than [$                    ] (or any lower amount equal to the shareholder’s initial subscription amount net of distribution fees).

For subscribers who have accounts with [                    ], initial and any additional investments in the Fund will be payable in one installment and will be debited directly by [                    ], on behalf of the Fund, from each investor’s brokerage account (unless other arrangements are permitted by the Board of Trustees). Subscribers who do not have accounts with [                    ] must make funds available to the [                    ] servicing their account, in order for the funds to be placed with the Fund pending the subscriber’s acceptance as a shareholder. Although the Fund may accept contributions of securities in the sole discretion of the Board of Trustees, the Fund has no intention at present of doing so. If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets.

Eligible Investors

Investors eligible to subscribe for shares of the Fund (referred to in this Prospectus as “Eligible Investors”) include investors who are “accredited investors” as defined in Regulation D under the Securities Act (generally, persons having an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million; or entities having total assets of at least $5 million or entities all of whose beneficial owners are themselves accredited investors) and investors having an account managed by an investment adviser registered under the Advisers Act, where the adviser is subscribing for shares in a fiduciary capacity on behalf of the account. Existing shareholders subscribing for additional shares must be Eligible Investors at the time of each additional subscription. Qualifications that must be met in becoming a shareholder are summarized in the subscription agreement that must be completed by each prospective investor. The qualifications necessary for an investor to be an Eligible Investor are described in Appendix A to this prospectus.

Distribution and Service Arrangements

The Fund may engage one or more distributors (each, a “Distributor”) to solicit investments in the Fund. As of the date of this prospectus, FAMD, an affiliate of the Adviser, has been selected as a Distributor and serves in that capacity on a reasonable best efforts basis, subject to various conditions.

A Distributor may engage one or more other sub-distributors (each, a “Sub-Distributor”). Distributors or Sub-Distributors may charge a fee for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts. The maximum distribution fee paid by a shareholder to a Distributor or a Sub-Distributor would be 2.50% of the investor’s subscription for shares. Such a fee would be in addition to any fees charged or paid by the Fund and is not a Fund expense. This distribution fee represents a payment in addition to the subscription, and it will not constitute an investment in the Fund. The payment of any such fees, and their impact on a particular investor’s investment returns, would not be reflected in the returns of the Fund. The distribution fee may be adjusted or waived at the sole discretion of a Distributor or Sub-Distributor. The distribution fee may be reduced or waived, for example, based on the amount of a shareholder’s investment. Investors should direct any questions regarding such fees to the relevant Distributor or Sub-Distributor.

Ongoing Distribution and Shareholder Services

The Fund has appointed FAMD to provide (or arrange for the provision of) ongoing investor and shareholder services. Under the terms of the Services Agreement, FAMD is authorized to retain the services of the Sub-Distributors to provide ongoing distribution and sales support services as well as investor and shareholder services. Investor and shareholder services may include, but are not limited to, handling shareholder inquiries regarding the Fund (for example, responding to questions concerning account balances and reports and tax information provided by the Fund); assisting in the enhancement of communications between shareholders and the Fund; assisting in the establishment and maintenance of shareholder accounts with the Fund; assisting in the maintenance of records containing shareholder information; and providing such other information and services as the Fund may reasonably request. Under the Services Agreement, the Fund will pay a monthly service fee computed at the annual rate of 0.70% of the Fund’s average month-end net assets to FAMD, to reimburse FAMD for payments made to Sub-Distributors and for ongoing distribution and sales support services as well as investor servicing activities performed by FAMD. FAMD (or one of its affiliates) may pay from its own resources additional compensation to Sub-Distributors for ongoing investor servicing. In addition, the Adviser, in its discretion and from its own assets, may make payments to FAMD and the Sub-Distributors in respect of their customers’ investments in the Fund.

REDEMPTIONS, REPURCHASES AND TRANSFER RESTRICTIONS

No Right of Redemption

As a closed-end management investment company, the Fund differs from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund, such as the Fund, do not have the right to redeem their shares. No public market for shares exists, and none is likely to develop in the future. Shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Fund.

Repurchases of Shares

The Fund may from time to time repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on terms and conditions as the Board of Trustees may determine in its sole discretion. The Fund does not anticipate than any repurchase offers will occur prior to one year from the Fund’s commencement of operations. Each such repurchase offer may be limited and will generally apply to 20% or less of the net assets of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board of Trustees will consider the recommendation of the Advisers as to the timing of such an offer, as well as a variety of operational business and economic factors. The Advisers expect to recommend to the Board of Trustees that the Fund offer to repurchase shares from shareholders quarterly. In determining whether to accept such a recommendation, the Board of Trustees will consider the following factors, among others:

•	whether any shareholders have requested to tender shares to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from Portfolio Funds);

•	the investment plans and working capital and reserve requirements of the Fund;

•	the history of the Fund in repurchasing shares;

•	the availability of information as to the value of the Fund’s interests in underlying Portfolio Funds;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax or regulatory consequences to the Fund of any proposed repurchases of shares; and

•	the recommendations of the Advisers.

The Fund will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines, in its sole discretion, to be fair to the Fund and to all shareholders. When the Board of Trustees determines that the Fund will repurchase shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender shares during the period that a repurchase offer is open may obtain the NAV of their shares by contacting the [            ] during the period at the contact number provided in the shareholder’s repurchase materials.

Repurchases of shares from shareholders by the Fund may be paid, in the discretion of the Fund, in cash, or by the distribution of securities in kind, or partly in cash and partly in kind. The Fund, however, expects not to distribute securities in kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on shareholders not tendering shares for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of shares from shareholders. Any in-kind distribution of securities will be valued in accordance with procedures adopted by the Board of Trustees and will be distributed to all tendering shareholders on a proportional basis. The Fund has entered into a credit agreement with [            ], pursuant to which the Fund may borrow money, including to fund its repurchase offers. The Fund is not required to borrow money to fund repurchases and may choose not to do so.

In light of liquidity constraints associated with investments in Portfolio Funds and that the Fund may have to effect withdrawals from those Portfolio Funds to pay for shares being repurchased, the Fund expects to employ the following repurchase procedures:

•

If the Board of Trustees elects to offer to repurchase shares, the Fund will send each shareholder a repurchase offer that explains the terms and conditions of the repurchase. This repurchase offer will be sent to shareholders at least 20 business days prior to the date on which the shareholder must notify the Fund that the shareholder has elected to tender shares to the Fund.

•

A shareholder choosing to tender shares for repurchase must do so by the notice date, which generally will be the 25th calendar day of the second month prior to that containing the date as of which shares are to be repurchased. Shares or portions of them will be valued as of the valuation date, which is generally expected to be the last business day of March, June, September or December. This means, for example, that the notice date for a repurchase offer having a December 31 valuation date would be October 25.

•

Promptly after the notice date, the Fund will issue each shareholder whose shares (or portion of them) have been accepted for repurchase a promissory note (the “Promissory Note”), which will be held by the Transfer Agent, entitling the shareholder to be paid an amount equal to the value, determined as of the valuation date, of the repurchased shares.

•

The Promissory Note will be non-interest bearing and non-transferable. Payment in respect of the Promissory Note will be made as of the later of (1) a period of within 45 days after the valuation date, or (2) if the Fund has requested withdrawals of its capital from any Portfolio Funds in order to fund the repurchase of shares, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn from the Portfolio Funds.

•

Although the amounts required to be paid by the Fund under the Promissory Note will generally be paid in cash, the Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities. The Fund intends to make an in-kind payment only under the limited circumstance where the Fund receives an in-kind distribution from a Portfolio Fund of transferable securities that the Fund cannot liquidate itself prior to making the distribution.

If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Trustees will adopt revised procedures reasonably designed to provide shareholders substantially the same liquidity for shares as would be available under the procedures described above.

[                 ], an entity owned by Merrill Lynch, may from time to time own all or a substantial portion of the Fund’s shares and may elect to participate in any repurchase offers made by the Fund. As a result of a tender by [                ], other tendering shareholders could have a smaller amount of their shares repurchased by the Fund than they tendered. [                 ], however, is not expected to participate in any repurchase offers made by the Fund if its tender of shares would result in the Fund’s asset level would be reduced below [$                 ]. In addition, in the event that the Advisers or any of their affiliates hold shares in the capacity of a shareholder, the shares may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Subadviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of shares also may result in the Fund incurring redemption, withdrawal or similar fees charged by one or more Portfolio Funds. The Subadviser intends to take measures, subject to such policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

A shareholder tendering for repurchase only a portion of its shares will be required to maintain an account balance of at least [$        ] (or any lower amount equal to the shareholder’s initial subscription amount net of distribution fees) after giving effect to the repurchase. If a shareholder tenders an amount that would cause its capital account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the shareholder so that the required minimum balance is maintained or to repurchase the shareholder’s entire interest in the Fund.

The Fund may repurchase shares, or any portion of them, of a shareholder or any person acquiring shares from or through a shareholder, without consent or other action by the shareholders or other person, if: ownership of the shares by the shareholders or other person is likely to cause the Fund to be in violation of certain laws; continued ownership of the shares may adversely affect the Fund; or any of the representations and warranties made by a shareholder in connection with the acquisition of the shares was not true when made or has ceased to be true. A shareholder whose shares are redeemed by the Fund will not be entitled to a refund of any amount of placement fees paid in connection with the subscription for those shares.

The Declaration of Trust and By-Laws grant the Board of Trustees the authority to repurchase the shares, or any portion of them, of a shareholder or any person acquiring shares from or through a shareholder, without consent or other action by the shareholder or other person. The Board of Trustees, in its sole discretion, may determine to compulsorily redeem a shareholder’s shares if it determines that:

•

the shares have been transferred in violation of the Declaration of Trust or By-Laws or have vested in any person other than by operation of law as the result of the death, divorce, bankruptcy, insolvency, adjudicated incompetence, dissolution, merger, reorganization or termination of the shareholder;

•

ownership of the shares by a shareholder or other person is likely to cause the Fund to be in violation of, or subject the Fund to new or additional registration or regulation under the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•

continued ownership of the shares by a shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a shareholder or other person in connection with the acquisition of shares was not true when made or has ceased to be true;

•

with respect to a shareholder subject to Special Laws or Regulations, the shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold shares; or

•	it would be in the best interests of the Fund for the Fund to repurchase the shares or a portion of them.

In the event that the Board of Trustees determines that the Fund should, without the additional consent of the shareholder, repurchase the shares of such shareholder, or any person acquiring shares from or through the shareholder, such repurchases will be subject to the following repurchase procedures unless otherwise determined by the Board of Trustees from time to time:

•

shares (or portions thereof) will be valued as of the “Compulsory Repurchase Valuation Date” (which date, unless otherwise determined by the Board of Trustees, shall be the last business day of the month in which the Fund intends to repurchase the shares);

•

promptly after the Board of Trustees determines that the Fund should repurchase the shares of a shareholder, or any person acquiring shares from or through a shareholder, pursuant to the authority granted in the Declaration of Trust or By-Laws, the Fund will give to such person whose shares (or portion thereof) have been called for repurchase (a “Compulsorily Repurchased Shareholder”) notice of the Fund intent to repurchase the shares and the expected Compulsory Repurchase Valuation Date for such shares;

•

promptly after the Compulsory Repurchase Valuation Date, the Fund will issue to the Compulsorily Repurchased Shareholder a promissory note (the “Compulsory Repurchase Promissory Note”), which will be held by the Transfer Agent, entitling the Compulsorily Repurchased Shareholder to be paid an amount equal to the value, determined as of the Compulsory Repurchase Valuation Date, of the repurchased shares; and

•

the Compulsory Repurchase Promissory Note will be non-interest bearing and nontransferable. Payment in respect of the Compulsory Repurchase Promissory Note will be made as of the later of (i) a period of within 45 days after the Compulsory Repurchase Valuation Date, or (ii) if the Fund has requested withdrawal of its capital from one or more Portfolio Funds in order to fund the repurchase of shares, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn from such Portfolio Funds.

The Fund may charge shareholders, who have tendered any of their shares within one year after their subscription in the Fund for such shares, an early repurchase fee of up to 2.00% of the proceeds of the shareholder’s tendered shares in the Fund. The Fund will assume all fees and expenses related to a repurchase of shares. These fees and expenses include, but are not limited to, legal fees, printing and mailing costs of tender offer documentation, etc.

Transfer Restrictions

There is no public market for the Fund’s shares and none is expected to develop. The Fund does not list its shares on a stock exchange or similar market. With very limited exceptions, shares are not transferable, and liquidity for investments in shares may be provided only through periodic repurchase offers by the Fund. If a shareholder attempts to transfer shares in violation of the Fund’s transfer restrictions, the transfer will not be permitted and will be void. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

Except as otherwise described below, no person may become a substituted shareholder without the written consent of the Fund, which consent may be withheld for any reason or no reason in its sole discretion. Shares held by a shareholder may be transferred only:

•	by operation of law as a result of the death, divorce, bankruptcy, insolvency, adjudicated incompetence, dissolution, merger, reorganization or termination of the shareholder; or

•

under certain limited circumstances, with the written consent of the Fund, which may be withheld in the sole discretion of the Board of Trustees and is expected to be granted, if at all, only under extenuating circumstances.

Notice to the Fund of any proposed transfer of shares must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor (or investor’s beneficial owners in certain circumstances) are Eligible Investors. Notice of a proposed transfer of shares must also be accompanied by a properly completed subscription agreement in respect of the proposed transferee. The Fund generally will not consent to a transfer of shares by a shareholder unless the transfer is to a single transferee or, after the transfer of the shares, the balance of the account of each of the transferee and transferor is not less than [$                    ]. A shareholder transferring shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund or the [                    ] in connection with the transfer. In connection with any request to transfer shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

The Fund reserves the right to revise the transfer restrictions on the shares at any time.

In subscribing for shares, a shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Advisers, each other shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that shareholder in violation of the Declaration of Trust, By-Laws or policies adopted by the Board or any misrepresentation made by that shareholder or a substituted shareholder in connection with any such transfer.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this registration statement and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Unless otherwise indicated, references in the following discussion of the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being an investor in the Portfolio Funds.

The Fund

The Fund will elect to be treated as a corporation for U.S. federal income tax purposes, and intends to qualify to be treated as a regulated investment company under the Code, each taxable year. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) meet the Code’s asset diversification test, which requires that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting securities are held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

For purposes of meeting the 90% gross income test, income derived by the Portfolio Funds will be treated as qualifying income in the hands of the Fund to the extent such income is attributable to items of income of the Portfolio Funds which would be qualified income if realized directly by the Fund. Furthermore, present guidance is not definitive as to whether the Fund should be viewed as owning a proportionate share of each of the Portfolio Funds’ assets for purposes of meeting the diversification requirement.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. For these purposes, the Fund must take into account its share of a Portfolio Fund’s items of income, gain, loss and deduction at the same time as they are taken into account by the Portfolio Fund, regardless of the taxable years of the Fund as compared to that of the Portfolio Fund. The Fund will attempt to pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax although there is no guarantee that it will in fact avoid the application of such tax. The Fund’s ability to avoid the application of such tax requires significant support and information from the underlying Portfolio Funds, which may not be forthcoming.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Satisfaction of the various tests that must be met to maintain the Fund’s tax status as a regulated investment company under Subchapter M of the Code, as well as to avoid the imposition of income and excise taxes, requires significant support and information from the underlying Portfolio Funds, which may not be forthcoming.

Real property held by the Fund either directly or through a Portfolio Fund generally will not constitute a “security” for purposes of the Code’s asset diversification test. In addition, the income derived from the Fund’s investment in real property, either directly or through a Portfolio Fund, generally will not constitute qualifying income for the 90% qualifying income requirement.

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Swap payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’ s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

If the Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (referred to herein as PFICs), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect (or have the Portfolio Fund elect, as appropriate) to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (“IRS”). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

Dividends and Distributions.    Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c)

will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’ s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from taxable U.S. corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established securities market in the United States) which are not PFICs. Dividend income will not be treated as qualified dividend income unless the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Also, dividends received by the Fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the

Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’ s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the Fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders. If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will be subject to an excise tax equal to the amount of the UBTI.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

The Fund intends to take the position that tendering shareholders will qualify for sale or exchange treatment. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their shares as a capital asset and as a long-term capital gain or loss if such shares have been held for more than one year. If the transaction is not treated as a sale or exchange, the amount received upon a sale of shares may consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund’s earnings and profits for its taxable year and the shareholder’s tax basis in the shares. In addition, if any amounts received are treated as a dividend to tendering shareholders, a constructive dividend may be received by non-tendering shareholders whose proportionate interest in the Fund has been increased as a result of the tender.

Backup Withholding.    The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices; Other Taxes

Notices.    Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes.    Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

DISTRIBUTIONS

The Fund intends to make distributions on an annual basis in aggregate amounts representing substantially all of the Fund’s net investment income (including realized short-term gains), if any, earned during the year. Any long-term capital gains will be paid out once a year (unless otherwise permitted by the Investment Company Act or any exemptive relief provided by the SEC).

The Fund also may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. The Fund will make distributions only if authorized by the Fund’s Board of Trustees and declared by the Fund out of assets legally available for these distributions. Distributions to a shareholder that constitute a return of capital (i.e., distributions in excess of the Fund’s current or accumulated earnings and profits) will be tax-free up to the amount of the shareholder’s current tax basis in his or her share, with any distribution amounts exceeding such basis treated as capital gain on a deemed sale of the Fund’s shares. See “U.S. Federal Income Tax Considerations.”

Section 19(a) of the Investment Company Act generally provides that it is unlawful for any investment company to pay any distribution from any source other than its accumulated undistributed net income (not including profits or losses realized on the sale of securities), or its net income for the current or preceding fiscal year unless the payment is accompanied by a written statement disclosing the source of such payment. If the Fund pays any distribution that is characterized as a return of capital or from another source requiring disclosure, the Fund will provide shareholders with a notice in compliance with Rule 19a-1 under the Investment Company Act. Shareholders are encouraged to review such notices carefully. Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder, generally prohibit multiple long-term capital gains distributions throughout the year (with certain exceptions).

The Fund, along with other closed-end registered investment companies advised by the Adviser, have applied for an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder. No assurance can be given that the SEC will grant this exemptive relief to the Fund or, if exemptive relief is granted, that the Board of Trustees will decide to modify the Fund’s distribution policy.

AUTOMATIC REINVESTMENT PLAN

All distributions are reinvested in additional shares of the Fund unless a shareholder elects otherwise. The tax status of any distribution is the same regardless of whether or not the distribution is reinvested or taken as cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

The Fund plans to declare its annual distribution, should a distribution be necessary to meet the requirements of Subchapter M under the Code, in December of each year, with the record date being the last business day of December, payable during January the following year. Reinvestment of subscription shares will be credited at the preliminary NAV at January 31 in accordance with the valuation guidelines previously discussed. Investors will have the option to receive their distributions in cash provided they inform the transfer agent of their desire to receive cash distributions.

The Fund reserves the right to suspend the automatic reinvestment of distributions at any time and to require shareholders to receive all distributions in cash. The Fund may also limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions.

Additional information about the reinvestment of distributions may be obtained by contacting [                    ] at [                    ].

ERISA CONSIDERATIONS

Investors subject to ERISA, and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”) and Keogh plans (each, a tax-exempt entity), generally are eligible to subscribe for shares of the Fund. Under applicable law, the Fund’s assets will not be deemed to be “plan assets” for purposes of ERISA.

Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan or other arrangement subject to ERISA or Section 4975 of the Code (collectively, “Plans”) should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Fund.

ERISA imposes general and specific responsibilities on persons who are “fiduciaries” for purposes of ERISA with respect to a Plan that is subject to ERISA (an “ERISA Plan”), including prudence, diversification, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, a fiduciary of an ERISA Plan must comply with rules adopted by the U.S. Department of Labor (the “DOL”), which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of an ERISA Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into account whether the investment is designed reasonably to further the ERISA Plan’s purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio’s composition with regard to diversification, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan; and (4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives.

Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL’s regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified if the investment is made. If a fiduciary of an ERISA Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of the breach.

Since the Fund will register as an investment company under the Investment Company Act, the underlying assets of the Fund would not be considered to be “plan assets” of any Plan investing in the Fund for purposes of ERISA’s fiduciary responsibility requirements and the prohibited transaction rules of ERISA and Section 4975 of the Code. For that reason, none of the Adviser, Subadviser Portfolio Fund Managers, Distributors, Sub-Distributors, Administrator, Custodian or Transfer Agent will be fiduciaries with respect to those Plans within the meaning of ERISA.

The Fund will require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for its investments, are aware of and understand the Fund’s investment objective, policies and strategies; and that the decision to invest ERISA Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective Plan investors may currently maintain relationships with the Adviser, the Subadviser the Portfolio Fund Managers, the Distributors, the Sub-Distributors, the Administrator, the Custodian or the Transfer Agent or with other entities that are affiliated with such a person. Each of the Adviser, the Subadviser, the Portfolio Fund Managers, the Distributor, the Sub-Distributor, the Administrator, the Custodian and the Transfer Agent and their affiliates may be deemed to be a “party in interest” or “disqualified person” to a Plan and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory or other services. ERISA and Section 4975 of the Code prohibit Plan assets to be used for the benefit of a party in interest or a disqualified person and also prohibit an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or Section 4975 of the Code. A fiduciary of a Plan investing in the Fund will be required to represent that the decision to invest in the Company was made by it as a fiduciary that is independent of the Adviser, the Subadviser, the Portfolio Fund Managers, the Distributor, the Sub-Distributor, the Administrator, the Custodian and the Transfer Agent and their affiliates; that it is duly authorized to make such investment decision; and it has not relied on any individualized advice or recommendation of the Adviser, the Subadviser, a Portfolio Fund Manager, the Distributor, the Sub-Distributor, the Administrator, the Custodian and the Transfer Agent or their affiliates, as a primary basis for the decision to invest in the Fund, and that its investment in the Fund will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this prospectus is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of shares.

ADDITIONAL INFORMATION REGARDING THE DECLARATION

OF TRUST AND BY-LAWS

The following description of the terms of the Fund and its shares are only a summary. For a complete description, please refer to the Delaware Statutory Trust Act, and the Fund’s Declaration of Trust and Bylaws. The Declaration of Trust and Bylaws are exhibits to this prospectus.

General.    The Declaration of Trust provides that the Fund may issue up to an unlimited number of shares.

All of the shares offered by this prospectus will be duly authorized, fully paid and nonassessable. Shareholders are entitled to receive distributions when authorized by the Board of Trustees and declared by the Fund out of assets legally available for the payment of distributions. They also are entitled to share ratably in the assets legally available for distribution to the Fund’s shareholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of, or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class of the Fund.

Each outstanding share entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of Trustees.

Number of Trustees; Vacancies.    The Fund’s Declaration of Trust provides that the number of the Fund’s Trustees may be established only by the Board of Trustees but may not be fewer than one or more than fifteen. Accordingly, at such time, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, subject to any applicable requirements of the Investment Company Act and the terms of any class.

Removal of Trustees.    The Fund’s Declaration of Trust provides that a trustee may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of trustees. This provision, when coupled with the provision in the Fund’s Declaration of Trust authorizing only the Board of Trustees to fill vacant trustee positions (unless otherwise required by the Investment Company Act), precludes shareholders from removing incumbent trustees except for cause and by a substantial affirmative vote and filling the vacancies created by the removal with their own nominees.

Amendments to the Fund’s Declaration of Trust and Bylaws.     The Declaration of Trust may be restated or amended at any time by an instrument in writing signed by a majority of the Board of Trustees or a resolution adopted by a majority of the Board of Trustees and, if required by applicable law or the Declaration of Trust or the By-Laws, by approval of such amendment by the shareholders in accordance with the Declaration of Trust and By-Laws. Any such restatement or amendment of the Declaration of Trust shall be effective immediately upon execution and approval. The certificate of trust of the Trust may be restated or amended at any time by an instrument in writing signed by a majority of the Trustees or a resolution adopted by a majority of the Trustees, and any such restatement or amendment shall be effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein. The Declaration of Trust cannot be amended to impair the exemption from personal liability of the shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments on shareholders. The By-Laws may be amended, altered or repealed, or new By-Laws may be adopted only by the Trustees.

Quorum.    The By-Laws provides that the presence of shareholders entitled to cast forty percent (40%) of the shares entitled to vote on a matter, present in person or represented by proxy, constitutes a quorum unless the law provides otherwise. However, because the By-Laws may be amended by the Board of Trustees, the Board of Trustees has the power to specify another quorum requirement. The power to adjust the quorum requirement could enable the Board of Trustees to prevent some shareholders from soliciting proxies and then refusing to attend the meeting in order to prevent a quorum.

Calling of Meetings of Shareholders.    The Fund’s By-Laws provide that meetings of shareholders may be called as required by the Declaration of Trust and by the Fund’s Board of Trustees. The By-Laws also provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the Secretary of the Fund upon the written request of shareholders entitled to cast not less than fifty percent (50%) of all the votes entitled to be cast at such meeting.

REPORTS TO SHAREHOLDERS

The Fund will send to stockholders an unaudited semiannual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the Investment Company Act.

The Fund will furnish to shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. A Portfolio Fund Manager’s delay, however, in providing this information will delay the preparation by the Fund of tax information for investors, which will likely require shareholders to seek extensions of the time for filing their tax returns, or could delay the preparation of the Fund’s annual report.

TERM

The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s Declaration of Trust or By-Laws.

TRANSFER AGENT AND CUSTODIAN

The Fund has entered into a transfer agency agreement with [                    ] (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Transfer Agent’s principal place of business is located at [                    ]. The Fund has entered into a custody agreement with [                    ] (the “Custodian”) under which the Custodian will provide the Fund custodian services. The Custodian’s principal place of business is located at [                    ].

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. For tax purposes, the Fund will adopt the 12-month period ending March 31 of each year as its taxable year, unless otherwise required by applicable law.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees has selected [                                        ] as the independent registered public accounting firm of the Fund. [                                        ] is responsible for the auditing of the annual financial statements of the Fund. [                                ] principal business address is located at [                                        ].

LEGAL COUNSEL

Certain legal matters in connection with the shares will be passed on by Willkie Farr & Gallagher LLP, New York, New York, counsel to the Fund. Willkie Farr & Gallagher LLP may rely on the opinion of Morris, Nichols, Arsht & Tunnell LLP, as to certain matters of Delaware law.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholders accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to nonpublic personal information about its shareholders to employees of the Adviser, the Subadviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

LIST OF BENEFICIAL OWNERS OR CONTROL PERSONS

To the knowledge of the Fund, the names, addresses and percentage of ownership of person(s) that control the Fund (within the meaning of the rules and regulations under the Investment Company Act) or owned beneficially or of record, 5% or more of the Fund’s outstanding shares as of [                    ], 2008 are as follows.

Name & Address of Shareholder	Percentage of Ownership of Fund’s Shares

INQUIRIES

Inquiries concerning the Fund and the shares (including information concerning subscription and withdrawal procedures) should be directed to your financial advisor.

APPENDIX A

INVESTOR QUALIFICATIONS

In order to be eligible to purchase shares of the Fund, a prospective investor must meet one of the following eligibility criteria. The investor is:

(a) a bank as defined in section 3(a)(2) of the Securities Act of 1933 (the “1933 Act”), or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity;

(b) a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

(c) an insurance company as defined in section 2(13) of the 1933 Act;

(d) an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”), or a business development company as defined in section 2(a)(48) of the Investment Company Act;

(e) a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

(f) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(g) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors within the meaning of the 1933 Act;

(h) a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940 (“Advisers Act”);

(i) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(j) a natural person who had an individual income in excess of $200,000 in each of the last two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(k) a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000;

(l) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person with such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

(m) an entity in which all of the equity owners are accredited investors within the meaning of the 1933 Act; or

(n) an investor having an account managed by an investment adviser registered under the Advisers Act, and the investment adviser is subscribing for shares in a fiduciary capacity on behalf of the account.

A-1

APPENDIX B

STERLING STAMOS CAPITAL MANAGEMENT, L.P.

PROXY VOTING POLICIES AND PROCEDURES

Sterling Stamos Capital Management, L.P. (the “Firm”) provides investment advisory services to various investment funds (“Funds”) and managed accounts, and invests the assets of these Funds and accounts in private investment funds and, from time to time, in securities issued by public and private issuers. The Firm may from time to time, have authority to vote proxies relating to such securities on behalf of the Funds and accounts it manages.

The Securities and Exchange Commission (the “SEC”) has adopted Rule 206(4)-6 under the Investment Advisers Act. Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

The Firm’s Chief Investment Officer is responsible for making all proxy voting decisions in accordance with these proxy voting policies and procedures (the “Policies”). The Chief Investment Officer is responsible for the actual voting of all proxies in a timely manner, while the Firm’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Policies.

The Policies attempt to generalize a complex subject. The Firm may, from time to time, determine that it is in the best interests of its clients to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the Chief Compliance Officer.

I.	General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of the Funds and accounts managed by the Firm, as determined by the Firm in its discretion, and taking into account relevant factors, including, but not limited to:

•	the impact on the value of the securities;

•	the anticipated costs and benefits associated with the proposal;

•	the effect on liquidity; and

•	customary industry and business practices.

II.	Specific Policies

A.	Routine Matters

Routine matters are typically proposed by Management (as defined below) of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

For routine matters, the Firm will vote in accordance with the recommendation of the company’s management, directors, general partners, managing members or trustees (collectively, the “Management”), as applicable, unless, in the Firm’s opinion, such recommendation is not in the best interests of the investing Funds or accounts.

1.	General Matters

The Firm will generally vote for proposals:

•	to set time and location of an annual meeting;

•	to change the fiscal year of the company; and

•	to change the name of a company.

2.	Board Members

a.    Election or Re-Election.    The Firm will generally vote for Management proposals to elect or re-elect Board members.

b.    Fees to Board Members.    The Firm will generally vote for proposals to increase fees paid to Board members, unless it determines that the compensation exceeds market standards.

3.	Capital Structure

The Firm will generally vote for proposals to change capitalization, including to increase authorized common shares or to increase authorized preferred shares, as long as the proposal does not either: (i) establish a class or classes of shares or interests with terms that may disadvantage the class held by the investing Funds or accounts or (ii) result in disproportionate voting rights for preferred shares or other classes of shares or interests.

4.	Appointment of Auditors

The Firm will generally vote for the approval of auditors and proposals authorizing the Board to fix auditor fees, unless:

•	the Firm has serious concerns about the accountants presented, including their independence, or the audit procedures used; or

•	the auditors are being changed without explanation.

B.	Non-Routine Matters

Non-routine matters involve a variety of issues and may be proposed by a company’s Management or beneficial owners (i.e., shareholders, members, partners, etc. (collectively, the “Owners”)). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.

1.	Board Members

a.    Term Limits.    The Firm will generally vote for proposals to require a reasonable retirement age (e.g., 72) for Board members, and will vote on a case-by-case basis on proposals to attempt to limit tenure.

b.    Replacement.    The Firm will generally vote against proposals that make it more difficult to replace Board members, including proposals:

•	to stagger the Board;

•	to overweight Management representation on the Board;

•

to introduce cumulative voting (cumulative voting allows the Owners to “stack” votes behind one or a few individuals for a position on the Board, thereby giving minority Owners a greater chance of electing the Board member(s));

•	to introduce unequal voting rights;

•	to create supermajority voting; or

•	to establish pre-emptive rights.

c.    Liability and Indemnification.    In order to promote accountability, the Firm will generally vote against proposals to limit the personal liability of Board members for any breach of fiduciary duty or failure to act in good faith.

d.    Ownership Issues.    The Firm will generally vote for proposals that require Management to own a minimum interest in the company. The purpose of this policy is to encourage the alignment of Management’s interests with the interests of the company’s Owners. However, the Firm will generally vote against proposals for stock options or other compensation that grant an ownership interest for Management if such proposals offer greater than 15% of the outstanding securities of a company because such options may dilute the voting rights of other Owners of the company.

2.	Compensation, Fees and Expenses

In general, the Firm will vote against proposals to increase compensation, fees or expenses to be paid to the company’s Owners, unless the Firm determines that the benefits resulting to the company and its Owners justifies the increased compensation, fees or expenses.

3.	Voting Rights

The Firm will generally vote against proposals:

•	to introduce unequal voting or dividend rights among the classes;

•	to change the amendment provisions of a company’s charter documents by removing Owner approval requirements;

•	to require supermajority ( 2/3) approval for votes rather than a simple majority (½);

•	to restrict the Owners’ right to act by written consent; or

•	to restrict the Owners’ right to call meetings, propose amendments to the articles of incorporation or other governing documents of the company or nominate Board members.

The Firm will generally vote for proposals that eliminate any of the foregoing rights or requirements.

4.	Takeover Defenses and Related Actions

The Firm will generally vote against any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including “poison pills”. Examples of “poison pills” include:

•	large increases in the amount of stock authorized but not issued;

•

blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the Board at a future date without further action by the Owners);

•	compensation that would act to reward Management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or “golden parachutes”;

•	fixed price amendments that require a certain price to be offered to all Owners based on a fixed formula; and

•	greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.

The Firm will generally vote for proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:

•	require that golden parachutes or golden handcuffs be submitted for ratification by the Owners; and

•	to opt out of state anti-takeover laws deemed by the Firm to be detrimental.

The Firm will generally vote on a case-by-case basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.

5.	Reincorporation

The Firm will generally vote for a change in the state of incorporation if the change is for valid business reasons (such as reincorporating in the same state as the headquarters of any controlling company).

6.	Debt Issuance and Pledging of Assets for Debt

The Firm will generally vote proxies relating to the issuance of debt, the pledging of assets for debt, and an increase in borrowing powers on a case-by-case basis, taking into consideration relevant factors, including, for example:

•	the potential increase in the company’s outstanding interests or shares, if any (e.g., convertible bonds); and

•	the potential increase in the company’s capital, if any, over the current outstanding capital.

7.	Mergers or Acquisitions

The Firm will vote proxies relating to mergers or acquisitions on a case-by-case basis, but will generally vote for any proposals that the Firm believes will offer fair value to its clients.

8.	Termination or Liquidation of the Company

The Firm will vote proxies relating to the termination or liquidation of a company on a case-by-case basis, taking into consideration one or more of the following factors:

•	terms of liquidation;

•	past performance of the company; and

•	strategies employed to save the company.

9.	Social and Environmental Issues and Corporate Responsibility

The Firm will vote proxies relating to social and environmental issues on a case-by-case basis, but will generally vote for any proposals that will reduce discrimination and pollution, improve protections to minorities and disadvantaged classes, and increase conservation of resources and wildlife.

The Firm will generally vote against any proposals that place arbitrary restrictions on the company’s ability to invest, market, enter into contractual arrangements or conduct other activities. The Firm will also generally vote against proposals:

•	to bar or restrict charitable contributions; or

•	to limit corporate political activities.

10.	All Other Matters

All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.

C.	Abstaining from Voting or Affirmatively Not Voting

The Firm will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Firm determines that abstaining or not voting is in the best interests of the Fund or account. In making such a determination, the Firm will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. The Firm will not abstain from voting or affirmatively decide not to vote a proxy if the Fund or account is a plan asset fund subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended. Furthermore, the Firm will not abstain from voting or affirmatively decide not to vote merely to avoid a conflict of interest.

III.	Conflicts of Interest

At times, conflicts may arise between the interests of the investing Funds or accounts, on the one hand, and the interests of the Firm or its affiliates, on the other hand. If the Firm determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Firm will address matters involving such conflicts of interest as follows:

A.    If a proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies;

B.    If the Firm believes it is in the best interest of the investing Funds or accounts to depart from the specific policies provided for herein, the Firm will be subject to the requirements of C or D below, as applicable;

C.    If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, the Firm may vote such proxy as it determines to be in the best interest of the investing Funds or accounts, without taking any action described in D below, provided that such vote would be against the Firm’s own interest in the matter (i.e., against the perceived or actual conflict). The Firm will memorialize the rationale of such vote in writing; and

D.    If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, and the Firm believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Firm must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the Funds or accounts, as applicable; (c) inform the investors in the investing Funds or the owners of the investing accounts of the conflict of interest and obtain consent to (majority consent in the case of a Fund) vote the proxy as recommended by the Firm; or (d) obtain approval of the decision from the Firm’s General Counsel.

IV.	Record of Proxy Voting

The Chief Compliance Officer or a designee will also maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Chief Compliance Officer or a designee will also maintain records relating to each proxy, including (i) the determination as to whether the proxy was routine or not, (ii) the voting decision with regard to each proxy; and (iii) any documents created by the Chief Investment Officer, or others, that were material to making the voting decision.

The Firm will maintain a record of each written request from an investor in a Fund or owner of an managed account for proxy voting information and the Firm’s written response to any request (oral or written) from an investor in a Fund or owner of an managed account for proxy voting information.

The Chief Compliance Officer or a designee will maintain such records in its offices for two years from the end of the fiscal year during which the record was created, and for an additional three years in an easily accessible place.

APPENDIX C: DESCRIPTION OF RATINGS CRITERIA

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

C-1

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of the Standard & Poor’s Corporation, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s®”), Debt Ratings

A Standard & Poor’s® issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s® from other sources Standard & Poor’s® considers reliable. Standard & Poor’s® does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

C-2

The issue credit ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s®. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C

An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c	The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s® receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

C-3

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s® does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s® Commercial Paper Ratings

A Standard & Poor’s® commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s®. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s® believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

C-4

*	Continuance of the ratings is contingent upon Standard & Poor’s® receipt of an executed copy of the escrow agreement or closing.

r

The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s® believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s® by the issuer or obtained by Standard & Poor’s® from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s® note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

— Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

— Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

C-5

Code [            ] PRO-1207

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1) Financial Statements:

Statement of assets and liabilities, dated as of [                    ].

(2) Exhibits

(a)(1) Certificate of Trust.*

(a)(2) Declaration of Trust.†

(b) By-Laws.†

(c) Not Applicable.

(d) Incorporated by reference to Exhibits (a)(2) and (b) above.

(e) Form of Automatic Reinvestment Plan.†

(f) Not Applicable.

(g)(1) Form of Management Agreement.†

(g)(2) Form of Subadvisory Agreement.†

(h) Form of Distribution Agreement between Registrant and FAM Distributors, Inc. (“Distributor”).†

(i) Not Applicable.

(j) Form of Custodian Agreement.†

(k)(1) Form of Transfer Agency Agreement.†

(k)(2) Power of Attorney.*

(k)(3) Form of Administration Agreement between Registrant and [                        ] (“                        ”).†

(l) Opinion and Consent of Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel for Registrant.†

(m) Not Applicable.

(n)(1) Consent of [                            ], independent registered public accounting firm for Registrant.†

(o) Not Applicable.

(p) Certificate of Initial Shareholder.†

(q) Not Applicable.

(r)(1) Code of Ethics of the Fund.(1)

(r)(2) Code of Ethics of IQ Investment Advisors LLC.(1)

(r)(3) Code of Ethics of Sterling Stamos Capital Management, L.P.†

(r)(4) Code of Ethics of Distributor.†

*	Filed herewith.
†	To be filed by amendment.
(1)

Incorporated herein by reference to the identically numbered exhibit of the Registration Statement of S&P 500® GEAREDSM Fund Inc. on Form N-2 (File Nos. 333-118070 and 811-21611) filed on October 26, 2004.

Item 26. Marketing Arrangements

Please refer to Item 25(2)(h) above.

Item 27. Other Expenses of Issuance and Distribution

All figures are estimates:

Registration fees (SEC)	$
Legal fees and expenses	$
Printing	$
FINRA fees	$
Miscellaneous	$

Total	$

Item 28. Persons Controlled By or Under Common Control

After completion of the offering of shares, the Fund expects that no person will be directly or indirectly under common control with it, except that the Fund may be deemed to be controlled by IQ Investment Advisors LLC, the investment adviser of the Fund (the “Adviser”), and/or Sterling Stamos Capital Management, L.P., the subadviser of the Fund (the “Subadviser” and collectively with the Adviser, the “Advisers”). The Adviser was formed under the laws of the State of Delaware on April 7, 2004. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63151). The Subadviser is a limited partnership that was formed under the laws of the State of Delaware. Additional information regarding the Subadviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-64360).

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Fund’s shares of beneficial interests at             , 2008.

Title of Class	Number of Record Holders
Shares of beneficial interests

Item 30. Indemnification

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (previously defined as the “Investment Company Act”), and pursuant to Section 7.2, of the Registrant’s Declaration of Trust (the “Declaration of Trust”), the Trustees, officers and Advisers of the Fund will be indemnified to the maximum extent permitted by Delaware law and the Investment Company Act.

Section 7.2 of the Declaration of Trust provides (all capitalized terms have the respective meanings assigned in the Declaration of Trust):

Limitation of Liability and Indemnification.

(a) No Trustee, Investment Adviser or officer of the Trust shall be liable to the Trust or to any of its Shareholders for any loss or damage occasioned by any act or omission in the performance of his or her services under this Declaration, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Trustee, Investment Adviser or officer constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s, Investment Adviser’s or officer’s office.

(b) Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their capacity as Trustees or a Trustee, and such Trustees or Trustee shall not be personally liable thereon. Except to the extent otherwise herein provided, a Trustee, when acting in such capacity, shall not be personally liable to any Person other than the Trust or a Shareholder for any act, omission or obligation of the Trust or any Trustee thereof.

(c) To the fullest extent permitted by law, the Trust shall indemnify each Person who is, or has been, a Trustee, Investment Adviser or officer of the Trust (including for this purpose his or her executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Trustee, Investment Adviser or officer of the Trust or the past or present performance of services to the Trust by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 7.2 shall not be construed to provide for indemnification for any liability (including liability under federal securities laws that, under certain circumstances, impose liability even on Persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed to effectuate the applicable provisions of this Section 7.2 to the fullest extent permitted by law.

(d) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Trust amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 7.2(c) hereof, provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Trust shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee’s failure to fulfill such undertaking, or (iii) a majority of the Trustees (excluding any Trustee who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

(e) Any indemnification or advancement of expenses made pursuant to this Section 7.2 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 7.2, the burden of proving that the Trustee or other Person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 7.2 shall be on the Trust (or any Shareholder acting derivatively or otherwise on behalf of the Trust or its Shareholders).

(f) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 7.2 or to which such indemnitee may otherwise be entitled except out of the assets of the Trust, and no Shareholder shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(g) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any Person may be entitled by contract or otherwise under law. Nothing contained in this Section 7.2 shall affect the power of the Trust to purchase and maintain liability insurance on behalf of any Trustee, officer or other Person.

Item 31. Business and Other Connections of Investment Adviser

A description of the business of the Adviser and the Subadviser (collectively, the “Advisers”) is set out under the heading “Investment Advisory and Management Arrangements” in the prospectus which forms a part of this registration statement. A description of any other business, profession, vocation, or employment of a substantial nature in which each managing director, executive officer or partner of the Advisers, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out below:

The Adviser

Name	Position with Adviser	Other Affiliations
Mitchell M. Cox	President	Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), Managing Director, Head of Financial Products Group; MLPFS, Managing Director, Head of Global Private Client Market Investments and Origination; FAM Distributors, Inc. (“FAMD”), Director; IQ Financial Products LLC, Director.

James E. Hillman	Treasurer	MLPFS, Director, Global Private Client Market Investments & Originations; Structured and Alternative Solutions, Director; Managed Account Advisors LLC, Treasurer; Citigroup Alternative Investments Tax Advantaged Short Term Fund, Director; Korea Equity Fund Inc., Director; The Bank of New York, Inc., Managing Director.

Colleen R. Rusch	Vice President, Secretary and Chief Administrative Officer	MLPFS, Director, Global Private Client Market Investments & Origination; Director, Structured and Alternative Solutions.

Catherine Johnston	Chief Compliance Officer	BlackRock, Inc., Director; Merrill Lynch Investment Managers, L.P., Director

Satyanarayan Chada	Vice President	MLPFS, Managing Director, Head of Global Private Client Structured Products Origination; Structured and Alternative Solutions, Director.

Martin G. Byrne	Chief Legal Officer	Merrill Lynch & Co., Inc., Office of General Counsel, Managing Director; FAMD, Director.

Justin C. Ferri	Vice President	MLPFS, Director, Global Private Client Market Investments & Origination; Director, Structured and Alternative Solutions.

The Subadviser

Name	Position with Subadviser	Other Affiliations
[ ]

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of the Registrant at 4 World Financial Center, 6th Floor, New York, NY 10080; the Adviser at 800 Scudders Mill Road, Plainsboro, New Jersey 08536; the Subadviser at: [            ]

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

The registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (3) to include any material information with respect to any plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

The registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 8th day of January, 2008.

ALTERNATIVE STRATEGIES FUND

By:	/S/ MITCHELL M. COX
Name:	Mitchell M. Cox
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ MITCHELL M. COX (Mitchell M. Cox)	President (Principal Executive Officer)	January 8, 2008

/S/ JAMES E. HILLMAN (James E. Hillman)	Treasurer (Principal Financial Officer)	January 8, 2008

/S/ PAUL GLASSERMAN* (Paul Glasserman)	Trustee	January 8, 2008

/S/ STEVEN W. KOHLHAGEN* (Steven W. Kohlhagen)	Trustee	January 8, 2008

/S/ WILLIAM J. RAINER* (William J. Rainer)	Trustee	January 8, 2008

/S/ LAURA S. UNGER* (Laura S. Unger)	Trustee	January 8, 2008

*	This filing has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

/S/ MITCHELL M. COX (Mitchell M. Cox)	Attorney-in-Fact	January 8, 2008

Exhibit Index

Exhibit Number	Description
(2)(a)(1)	Certificate of Trust

(2)(k)(2)	Power of Attorney